As filed with the U.S. Securities and Exchange Commission on March 23, 2001

                                                               File No. 33-33980
                                                               File No. 811-6067

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ ]
         Pre-Effective Amendment No.                                 [ ]

         Post-Effective Amendment No. 33                             [X]
                                      --

                                         and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

         Amendment No. 34                                            [X]
                       --

                        (Check appropriate box or boxes.)

                        DIMENSIONAL INVESTMENT GROUP INC.
               ..................................................
               (Exact Name of Registrant as Specified in Charter)

              1299 Ocean Avenue, 11th Floor, Santa Monica CA 90401
              ....................................................
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code (310) 395-8005
        .................................................................

           Catherine L. Newell, Esquire, Vice President and Secretary
                       Dimensional Investment Group Inc.,
          1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401
          .............................................................
                     (Name and Address of Agent for Service)

Please send copies of all communications to:

                           Deborah R. Gatzek, Esquire
                      Stradley, Ronon, Stevens & Young, LLP
                          1810 Gateway Drive, Suite 115
                               San Mateo, CA 94404
                                 (650) 377-1601

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b)
----
 X   on April 1, 2001 pursuant to paragraph (b)
----
     60 days after filing pursuant to paragraph (a)(1)
----
     on (date) pursuant to paragraph (a)(1)
----
     75 days after filing pursuant to paragraph (a)(2)
----
     on (date) pursuant to paragraph (a)(2) of Rule 485.
----

If appropriate, check the following box:

      This post-effective amendment designates a new effective date for a ---- previously filed post-effective amendment.

The Trustees and principal officers of The DFA Investment Trust Company also have executed this registration statement.

                      Title of Securities Being Registered

                   AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO
                AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO
                      AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO
                      DFA INTERNATIONAL VALUE PORTFOLIO III
                       U.S. LARGE CAP VALUE PORTFOLIO III
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
                        U.S. SMALL CAP VALUE PORTFOLIO II
                      DFA INTERNATIONAL VALUE PORTFOLIO II
                        U.S. LARGE CAP VALUE PORTFOLIO II
                      DFA INTERNATIONAL VALUE PORTFOLIO IV
                          EMERGING MARKETS PORTFOLIO II
                    THE DFA SMALL CAP INSTITUTIONAL PORTFOLIO
                        DFA INTERNATIONAL VALUE PORTFOLIO
                         U.S. LARGE COMPANY PORTFOLIO K
                        U.S. LARGE CAP VALUE PORTFOLIO K
                         U.S. SMALL XM VALUE PORTFOLIO K
                           U.S. SMALL CAP PORTFOLIO K
                       DFA INTERNATIONAL VALUE PORTFOLIO K
                          EMERGING MARKETS PORTFOLIO K
                      DFA ONE-YEAR FIXED INCOME PORTFOLIO K
                  DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K

                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

--------------------------------------------------------------------------------
                                    CONTENTS


This Post-Effective Amendment No. 33/34 to Registration File Nos.
33-33980/811-6067 includes the following:


1.  Facing Page (1)

2.  Contents Page

3. Part A -- Prospectus relating to the Registrant's AAM/DFA U.S. High Book to Market Portfolio, AAM/DFA Two-Year Corporate Fixed Income Portfolio and AAM/DFA Two-Year Government Portfolio series of shares

4. Part A -- Prospectus relating to the Registrant's DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II series of shares

5. Part A -- Prospectus relating to Registrant's U.S. Small Cap Value Portfolio II series of shares

6. Part A -- Prospectus relating to Registrant's DFA International Value Portfolio II series of shares

7. Part A -- Prospectus relating to Registrant's U.S. Large Cap Value Portfolio II series of shares

8. Part A -- Prospectus relating to Registrant's DFA International Value Portfolio IV and Emerging Markets Portfolio II series of shares

9. Part A -- Prospectus relating to Registrant's The DFA Small Cap Institutional Portfolio series of shares

10. Part A - Prospectus relating to Registrant's U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K, U.S. Small XM Value Portfolio K, U.S. Small Cap Portfolio K, DFA International Value Portfolio K, Emerging Markets Portfolio K, DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K series of shares

11. Part A - Prospectus relating to Registrant's U.S. Large Company Institutional Index Portfolio series of shares


12. Part A -- Prospectus (1)

13. Part B -- Statement of Additional Information relating to the Registrant's AAM/DFA U.S. High Book to Market Portfolio, AAM/DFA Two-Year Corporate Fixed Income Portfolio and AAM/DFA Two-Year Government Portfolio series of shares

14. Part B -- Statement of Additional Information relating to the Registrant's DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II

15. Part B -- Statement of Additional Information relating to the Registrant's U.S. Small Cap Value Portfolio II series of shares

16. Part B -- Statement of Additional Information relating to the Registrant's DFA International Value Portfolio II series of shares

17. Part B -- Statement of Additional Information relating to the Registrant's U.S. Large Cap Value Portfolio II series of shares

18. Part B -- Statement of Additional Information relating to the Registrant's DFA International Value Portfolio IV and Emerging Markets Portfolio II series of shares

19. Part B -- Statement of Additional Information relating to the Registrant's The DFA Small Cap Institutional Portfolio series of shares

20. Part B - Statement of Additional Information relating to the Registrant's U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K, U.S. Small XM Value Portfolio K, U.S. Small Cap Portfolio K, DFA International Value Portfolio K, Emerging Markets Portfolio K, DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K series of shares


21. Part B - Statement of Additional Information relating to the Registrant's U.S. Large Company Institutional Index Portfolio series of shares


22. Part B -- Statement of Additional Information (1)

23. Part C -- Other Information

24. Signatures


(1) The Prospectus and Statement of Additional Information relating to the Registrant's DFA International Value Portfolio series of shares, dated April 1, 2001, are incorporated into this filing by reference to the electronic filing of 1933 Act/1940 Act Post-Effective Amendment Nos. 60/61 to the Registration Statement of DFA Investment Dimensions Group Inc., filed March 23, 2001 (File Nos. 2-73948/811-3258).

                              P R O S P E C T U S

                                 APRIL 1, 2001

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                      DFA INVESTMENT DIMENSIONS GROUP INC.
                 ---------------------------------------------
                       DIMENSIONAL INVESTMENT GROUP INC.


   The two investment companies described in this Prospectus (DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc.) each offer a variety of investment portfolios. Each of the Portfolios described in this Prospectus has its own investment objective and policies, and is the equivalent of a separate mutual fund. AAM/DFA International High Book To Market Portfolio is offered by DFA Investment Dimensions Group Inc. The other
                  listed Portfolios are part of Dimensional
                 Investment Group Inc. The four Portfolios:
                     - Are exclusively available to clients
                      of Assante Asset Management Inc.
                           - Do not charge sales
                            commissions or "loads."
                                 - Are designed
                                for long-term
                                   investors.


                   AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO
             (FORMERLY, RWB/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO)

              AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
         (FORMERLY RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO)

               AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO
         (FORMERLY, RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO)

                     AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO
               (FORMERLY, RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO)

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1
  ABOUT THE PORTFOLIOS......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............    2
  OTHER RISKS...............................................    3
  RISK AND RETURN BAR CHARTS AND TABLES.....................    4
FEES AND EXPENSES...........................................    6
ANNUAL FUND OPERATING EXPENSES..............................    6
SECURITIES LENDING REVENUE..................................    7
HIGHLIGHTS..................................................    7
  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    7
  DIVIDEND POLICY...........................................    7
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    7
INVESTMENT OBJECTIVES AND POLICIES--EQUITY PORTFOLIOS.......    8
  AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO................    8
  INVESTMENT OBJECTIVE AND POLICIES.........................    8
  PORTFOLIO CONSTRUCTION....................................    8
  AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO.......    8
  INVESTMENT OBJECTIVE AND POLICIES.........................    8
  EQUITY PORTFOLIOS.........................................    9
INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME
  PORTFOLIOS................................................   10
  AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO.........   10
  AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO.....................   10
  DESCRIPTION OF INVESTMENTS................................   10
  INVESTMENTS IN THE BANKING INDUSTRY.......................   11
  PORTFOLIO STRATEGY........................................   12
DEVIATION FROM MARKET CAPITALIZATION WEIGHTING--EQUITY
  PORTFOLIOS................................................   12
SECURITIES LOANS............................................   13
MANAGEMENT OF THE FUNDS.....................................   13
  CONSULTING SERVICES--INTERNATIONAL VALUE SERIES...........   14
  CLIENT SERVICE AGENT--ALL PORTFOLIOS......................   14
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............   14
PURCHASE OF SHARES..........................................   16
  IN-KIND PURCHASES.........................................   16
VALUATION OF SHARES.........................................   16
EXCHANGE OF SHARES..........................................   17
REDEMPTION OF SHARES........................................   18
  REDEMPTION PROCEDURE......................................   18
  REDEMPTION OF SMALL ACCOUNTS..............................   18
  IN-KIND REDEMPTIONS.......................................   18
THE FEEDER PORTFOLIOS.......................................   19
MANAGEMENT'S DISCUSSION AND ANALYSIS........................   20
FINANCIAL HIGHLIGHTS........................................   24
SERVICE PROVIDERS...........................................   28

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS
-------------------


SOME PORTFOLIOS HAVE SPECIAL STRUCTURES: Certain Portfolios, called "Feeder Portfolios," do not buy individual securities directly. Instead, they invest in corresponding funds called "Master Funds." Master Funds in turn purchase stocks, bonds and/or other securities.



POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, a Feeder Portfolio might encounter operational or other complications.


[SIDEBAR]
A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns. [END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for each non-Feeder Portfolio and all Master Funds. (A Feeder Portfolio does not need an investment manager.) Assante Asset Management Inc. provides shareholders with client services such as performance reporting.

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).


4. Purchasing stocks so the portfolio is generally market capitalization weighted.


FIXED INCOME INVESTMENT APPROACH:
-------------------------------

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1.  Setting a maturity range.

2.  Implementing the Advisor's quality and eligibility guidelines.

3.  Purchasing securities with a view to maximizing returns.

[SIDEBAR]
MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.


TOTAL MARKET CAPITALIZATION is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market-Registered Trademark-

("Nasdaq").
[END SIDEBAR]

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Portfolios or Master Funds that own them, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you may lose money. Fixed Income portfolios are particularly sensitive to changing interest rates.


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO (formerly, RWB/DFA U.S. High Book To Market Portfolio)

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.


- INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys value stocks of large United States companies on a market capitalization weighted basis.


AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO (formerly, RWB/DFA International High Book to Market Portfolio)

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.


- INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.



FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). The Master Fund in which the Portfolio invests generally does not hedge foreign currency risk.


AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO (formerly, RWB/DFA Two-Year Corporate Fixed Income Portfolio)

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income investments with an average maturity of two years or less.

- INVESTMENT STRATEGY: Purchase U.S. issued, dollar-denominated debt instruments with maturities of no more than two years. Issuers might include the
    U.S. government and its agencies, domestic and foreign corporations and supranational organizations (e.g., the World Bank). The Portfolio intends to concentrate investments in the banking industry in certain cases.

RISK OF BANKING CONCENTRATION: Focus on the banking industry would link the performance of the AAM/DFA Two Year Corporate Fixed Income Portfolio to changes in performance of the banking industry generally.

[SIDEBAR]

"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.

AAM/DFA International High Book To Market Portfolio's foreign currency risks generally are not hedged.
[END SIDEBAR]

AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO (formerly, RWB/DFA Two-Year Government Portfolio)

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income investments maturing in two years or less.

- INVESTMENT STRATEGY: Acquire obligations of the U.S. government and its agencies maturing within two years, and enter into repurchase agreements backed by U.S. government securities.

OTHER RISKS
-----------


SECURITIES LENDING:

----------------

Non-Feeder Portfolios and Master Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------


The Bar Charts and Tables below illustrate the variability of each Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolios. Shown are changes in performance from year to year, and how annualized 1 year, 5 years, and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAM/DFA U.S. HIGH BOOK-TO-MARKET PORTFOLIO
(FORMERLY, RWB/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO)

TOTAL RETURNS (%)
1997               28.04
1998               12.07
1999                4.72
2000               10.17

JANUARY 1997-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
16.84 (10/98-12/98)         -17.09 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000   ONE   SINCE 6/96
     ANNUALIZED RETURNS (%)       YEAR   INCEPTION
AAM/DFA U.S. High
Book-to-Market Portfolio          10.17      13.28
Russell 1000 Value Index           7.02      16.76

AAM/DFA INTERNATIONAL HIGH BOOK-TO-MARKET PORTFOLIO (FORMERLY, RWB/ DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO)

TOTAL RETURNS (%)
1995               11.47
1996                7.89
1997               -3.16
1998               14.97
1999               16.38
2000               -0.15

JANUARY 1995-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
17.98 (1/98-3/98)           -16.86 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000   ONE    FIVE   SINCE 7/93
     ANNUALIZED RETURNS (%)        YEAR   YEARS  INCEPTION
AAM/DFA International High
Book-to-Market Portfolio           -0.15   6.90       8.78
MSCI EAFE Index (net dividends)   -14.16   7.13       8.30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO
(FORMERLY, RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO)

TOTAL RETURNS (%)
1997               5.92
1998               5.68
1999               4.23
2000               6.68

JANUARY 1997-DECEMBER 2000
     HIGHEST QUARTER         LOWEST QUARTER
2.03 (4/97-6/97)            0.83 (1/97-3/97)


         PERIODS ENDING DECEMBER 31, 2000           ONE   SINCE 7/96
              ANNUALIZED RETURNS (%)                YEAR  INCEPTION
AAM/DFA Two-Year Corporate
Fixed Income Portfolio                              6.68       5.77
Merrill-Lynch 1-3 Year Government Index             8.00       6.29
Merrill-Lynch 1-3 Year Government/Corporate Index*  8.08       6.35

*The Merrill-Lynch 1-3 Year Government/Corporate Index is a more widely recognized and more broadly based securities index than the Merrill-Lynch 1-3 Year Government Index, and is replacing the latter for comparison purposes. AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO (FORMERLY, RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO)

TOTAL RETURNS (%)
1997               6.15
1998               5.44
1999               3.91
2000               6.82

JANUARY 1997-DECEMBER 2000
     HIGHEST QUARTER         LOWEST QUARTER
2.11 (4/97-6/97)            0.65 (1/97-3/97)


PERIODS ENDING DECEMBER 31, 2000   ONE   SINCE 7/96
     ANNUALIZED RETURNS (%)        YEAR  INCEPTION
AAM/DFA Two-Year
Government Portfolio               6.82       5.70
Merrill-Lynch 1-3 Year Government  8.00       6.29

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None*

------------------------

        * Most shares of the Portfolios that will be purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                         ANNUAL FUND OPERATING EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

    Except as indicted below, the expenses in the following tables are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 2000.


    ANNUAL FUND OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

    AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO(1)(2)*
      Management Fee........................................  0.11%
      Other Expenses........................................  0.26%
      Total Operating Expenses..............................  0.37%

    AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET
     PORTFOLIO(1)(2)*
      Management Fee........................................  0.21%
      Other Expenses........................................  0.31%
      Total Operating Expenses..............................  0.52%

    AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO(2)*
      Management Fee........................................  0.15%
      Other Expenses........................................  0.19%
      Total Operating Expenses..............................  0.34%

    AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO(2)*
      Management Fee........................................  0.15%
      Other Expenses........................................  0.19%
      Total Operating Expenses..............................  0.34%


------------------------

* Effective July 27, 2000, the RWB/DFA U.S. High Book To Market Portfolio, RWB/DFA International High Book To Market Portfolio, RWB/DFA Two-Year Corporate Fixed Income Portfolio and RWB/ DFA Two-Year Government Portfolio changed their names to the AAM/DFA U.S. High Book To Market Portfolio, AAM/DFA International High Book To Market Portfolio, AAM/DFA Two-Year Corporate Fixed Income Portfolio and AAM/DFA Two-Year Government Portfolio, respectively.

(1) Feeder Portfolio. The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Feeder Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Feeder Portfolio and the Master Fund.


(2) "Other Expenses" include a client services fee payable to Assante Asset Management, Inc. of 0.15%, 0.19%, 0.08% and 0.08% by the AAM/DFA U.S. High Book to Market Portfolio, the AAM/DFA International High Book to Market Portfolio, the AAM/DFA Two-Year Corporate Fixed Income Portfolio and the AAM/DFA Two-Year Government Portfolio, respectively.

                                    EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and current reimbursement fees may apply. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AAM/DFA U.S. High Book to Market Portfolio*.................    $38        $119       $208       $468
AAM/DFA International High Book to Market Portfolio*........    $53        $167       $291       $653
AAM/DFA Two-Year Corporate Fixed Income Portfolio*..........    $35        $109       $191       $431
AAM/DFA Two-Year Government Portfolio*......................    $35        $109       $191       $431


------------------------


* Effective July 27, 2000, the RWB/DFA U.S. High Book To Market Portfolio, RWB/DFA International High Book To Market Portfolio, RWB/DFA Two-Year Corporate Fixed Income Portfolio and RWB/ DFA Two-Year Government Portfolio changed their names to the AAM/DFA U.S. High Book To Market Portfolio, AAM/DFA International High Book To Market Portfolio, AAM/DFA Two-Year Corporate Fixed Income Portfolio and AAM/DFA Two-Year Government Portfolio, respectively.


    With respect to the Feeder Portfolios, the table summarizes the aggregate estimated annual operating expenses of both the Portfolios and the Master Funds in which the Portfolios invests.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 2000, the following Master Funds received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):


                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
U.S. Large Cap Value Series.................................  $  190,000        0.01%
DFA International Value Series..............................  $1,300,000        0.08%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES


    Dimensional Fund Advisors Inc. (the "Advisor") provides each Portfolio with administrative services and also serves as investment advisor to the non-Feeder Portfolios and the Master Funds. Assante Asset Management, Inc. ("AAM") serves as client service agent to each Portfolio. (See "MANAGEMENT OF THE FUNDS.")


DIVIDEND POLICY

    The AAM/DFA U.S. High Book to Market Portfolio and the Fixed Income Portfolios distribute dividends from their net investment income quarterly. The AAM/DFA International High Book to Market Portfolio distributes dividends from net investment income annually. Each of the Portfolios will distribute any realized net capital gains annually after the end of the fiscal year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES


    The shares of the Portfolios are offered at net asset value, which is calculated as of the close of the NYSE on each day that the NYSE is open for business. The value of the shares of each Feeder Portfolio will fluctuate in relation to the investment experience of the Master Fund in which it invests. The value of the shares of each non-Feeder Portfolio will fluctuate in relation to its own investment experience. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES" and "REDEMPTION OF SHARES.")

             INVESTMENT OBJECTIVES AND POLICIES--EQUITY PORTFOLIOS

AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the AAM/DFA U.S. High Book to Market Portfolio (formerly, the RWB/ DFA U.S. High Book to Market Portfolio) is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the U.S. Large Cap Value Series of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The U.S. Large Cap Value Series seeks to achieve its objective by investing in common stocks of large U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time.

PORTFOLIO CONSTRUCTION


    Ordinarily, the U.S. Large Cap Value Series invests in the common stocks of large cap companies traded on a principal U.S. exchange or on the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the highest 90% of total market capitalization to be large cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of large cap companies whose stock is eligible for investment by the U.S. Large Cap Value Series. As of December 31, 2000, generally, the market capitalization of a company in the highest 90% of total market capitalization was approximately $2094.0 million or above. This dollar amount may change due to market conditions. The U.S. Large Cap Value Series may invest in futures contracts and options on futures contracts. To the extent that the U.S. Large Cap Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. As a non-fundamental policy, under normal circustances, the U.S. Large Cap Value Series will invest at least 80% of its net assets in securities of U.S. companies. If the U.S. Large Cap Value Series changes this investment policy, AAM/DFA U.S. High Book to Market Portfolio will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.



    The total market capitalization range, and the value criteria used by the Advisor for the U.S. Large Cap Value Series, as descibed above, generally apply at the time of purchase by the U.S. Large Cap Value Series. The U.S. Large Cap Value Series is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "EQUITY PORTFOLIOS" in this prospectus.


AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of AAM/DFA International High Book to Market Portfolio (formerly, the RWB/DFA International High Book to Market Portfolio) is to achieve long-term capital appreciation. The

Portfolio pursues its objective by investing all of its assets in the DFA International Value Series (the "International Value Series") of the Trust, which has the same investment objective and policies as the Portfolio. The International Value Series seeks to achieve its objective by investing in the stocks of large non-U.S. companies that the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a book to market ratio). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Series' asset growth permits, it may invest in the stocks of large companies in other developed markets.



    Under normal market conditions, the International Value Series' intends to invest its assets in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that it invests in futures contracts for other than bona fide hedging purposes, it will not purchase futures contracts if, as a result, more than 5% of its net assets would then consist of initial margin deposits required to establish such positions.



    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization, and the Series intends to purchase securities on a market capitalization weighted basis within each applicable country. The Advisor may reset such floor from time to time to reflect changing market conditions. The Advisor, using its best judgment, will seek to set country weights based on the relative market capitalizations of companies within each country. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices such as those published by FTSE International, Morgan Stanley Capital International or Salomon/Smith Barney.


EQUITY PORTFOLIOS


    With respect to the Equity Portfolios and the Master Funds in which such Portfolios invest, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of each Portfolio and Master Fund.

          INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS

AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO


    The investment objective of AAM/DFA Two-Year Corporate Fixed Income Portfolio (formerly, the RWB/DFA Two-Year Corporate Fixed Income Portfolio) is to maximize total returns consistent with the preservation of capital. This objective will be pursued by investing in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. As a non-fundamental policy, under normal circustances, the AAM/DFA Two-Year Corporate Fixed Income Portfolio will invest at least 80% of its net assets in corporate fixed income securities that mature within two years from the date of settlement. If the AAM/DFA Two-Year Corporate Fixed Income Portfolio changes this investment policy, it will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. The AAM/DFA Two-Year Corporate Fixed Income Portfolio principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The Portfolio will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading. (See "Investments in the Banking Industry.") The AAM/DFA Two-Year Corporate Fixed Income Portfolio may invest in futures contracts and options on futures contracts. To the extent that it invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.


AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO


    The investment objective of the AAM/DFA Two-Year Government Portfolio (formerly, the RWB/ DFA Two-Year Government Portfolio) is to maximize total returns available from the universe of debt obligations of the U.S. government and U.S. government agencies and consistent with the preservation of capital. Generally, this objective will be pursued by acquiring U.S. government obligations and U.S. government agency obligations that mature within two years from the date of settlement. As a non-fundamental policy, under normal circumstances, the AAM/DFA Two-Year Government Portfolio will invest at least 80% of its net assets in government securities that mature within two years from the date of settlement. If the AAM/DFA Two-Year Government Portfolio changes this investment policy, it will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. The Portfolio may invest in futures contracts and options on futures contracts. To the extent that it invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.


DESCRIPTION OF INVESTMENTS

    The following is a description of the categories of investments which may be acquired by the Fixed Income Portfolios:

                                                              PERMISSIBLE
                                                              CATEGORIES
                                                              -----------
AAM/DFA Two-Year Corporate Fixed Income Portfolio...........  1-7
AAM/DFA Two-Year Government Portfolio.......................  1, 2, 6

    1. U.S. GOVERNMENT OBLIGATIONS--Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.

    2. U.S. GOVERNMENT AGENCY OBLIGATIONS--Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.

    3. CORPORATE DEBT OBLIGATIONS--Non-convertible corporate debt securities (e.g., bonds and debentures) which are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Rating Group, a Division of The McGraw-Hill Companies ("S&P") and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

    4. BANK OBLIGATIONS--Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will be acquired only if the bank has assets in excess of $1,000,000,000.

    5. COMMERCIAL PAPER--Rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

    6. REPURCHASE AGREEMENTS--Instruments through which the Portfolios purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Portfolios will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Portfolio's total assets would be so invested. The Portfolios will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

    7. SUPRANATIONAL ORGANIZATION OBLIGATIONS--Debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

    The categories of investments that may be acquired by the AAM/DFA Two-Year Corporate Fixed Income and AAM/DFA Two-Year Government Portfolios may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

INVESTMENTS IN THE BANKING INDUSTRY

    The AAM/DFA Two-Year Corporate Fixed Income Portfolio will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. This policy can only be changed by a vote of the shareholders of the Portfolio. Banks and bank holding companies are considered to constitute a single industry, the banking industry. When investment in such obligations exceeds 25% of the total net assets of the AAM/DFA Two-Year Corporate Fixed Income Portfolio, the Portfolio will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, the AAM/DFA Two-Year Corporate Fixed Income Portfolio is not concentrating its investments in the banking industry.

    The types of bank and bank holding company obligations in which the AAM/DFA Two-Year Corporate Fixed Income Portfolio may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet the Portfolio's established credit rating criteria as stated under "Description of Investments." In addition, the AAM/DFA Two-Year Corporate Fixed Income Portfolio is authorized to invest more than 25% of its total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

PORTFOLIO STRATEGY

    The AAM/DFA Two-Year Corporate Fixed Income Portfolio will be managed with a view to capturing credit risk premiums and term or maturity premiums. The term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the AAM/DFA Two-Year Corporate Fixed Income Portfolio will be chosen with a view to maximizing anticipated returns, net of trading costs.

    The Fixed Income Portfolios are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. It is anticipated that the annual turnover rate of the AAM/DFA Two-Year Corporate Fixed Income Portfolio could be 0% to 200%, and the AAM/DFA Two-Year Government Portfolio could be 100% to 500%. Taxable distributions ordinarily increase with trading activity. While the Fixed Income Portfolios acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of the AAM/DFA Two-Year Corporate Fixed Income Portfolio or the AAM/DFA Two-Year Government Portfolio will be increased as a result of portfolio transactions after taking in to account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short term instruments.

       DEVIATION FROM MARKET CAPITALIZATION WEIGHTING--EQUITY PORTFOLIOS


    The portfolio structures of the Master Funds in which the Equity Portfolios invest involve market capitalization weighting. That is, their investment portfolios are structured by basing the amount of each security purchased on the issuer's relative market capitalization with a view to achieving a reasonable reflection of the relative market capitalizations in accordance with their investment objectives and strategies. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. Deviation also will occur because the Advisor intends to purchase in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. A further deviation may occur due to investments in privately placed convertible debentures.


    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies with high book to market ratios whose stock is eligible for investment by each portfolio. Only common stocks whose market capitalizations are not less than the minimum on such list will be purchased. Additional investments generally will not be made in securities which have depreciated in value sufficiently that they are not then considered by the Advisor to be large companies. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings decrease in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                                SECURITIES LOANS

    The Portfolios and Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Portfolios or Master Funds may earn additional income from lending securities, such activity is incidental to their investment objectives. The value of securities loaned may not exceed 33 1/3% of the value of each Portfolio's or Master Fund's total assets. In connection with such loans, the Portfolio or the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Portfolio or the Master Fund will be able to terminate the loan at any time, will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, a Portfolio or Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Although each Feeder Fund is authorized to lend its portfolio securities, as long as it only holds shares of its Master Fund, it will not do so.

                            MANAGEMENT OF THE FUNDS

    The Advisor serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and each Master Fund. As such, it is responsible for the management of their respective assets. Investment decisions for all non-Feeder Portfolios and Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides all non-Feeder Portfolios and Master Funds with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees that the Portfolios have incurred for the fiscal year ended November 30, 2000, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $33 billion.



    The DFA Investment Dimensions Group, Inc., Dimensional Investment Group Inc. (each a "Fund," and collectively the "Funds") and the Trust bear all of their own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. Expenses of a Fund which are not allocable to a particular Portfolio are borne by each Portfolio of that Fund on the basis of its relative net assets. Similarly, the expenses of the Trust which are not allocable to a particular Master Fund are to be borne by each Master Fund of the Trust on the basis of its relative net assets.


CONSULTING SERVICES--INTERNATIONAL VALUE SERIES

    The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the International Value Series. The advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia.

CLIENT SERVICE AGENT--ALL PORTFOLIOS

    Pursuant to a Client Service Agent Agreement with each Portfolio, AAM performs various services for the Portfolios. These services include establishment of a toll-free telephone number for shareholders of each Portfolio to use to obtain or receive up-to-date account information; providing to shareholders quarterly and other reports with respect to the performance of each Portfolio; and providing shareholders with such information regarding the operations and affairs of each Portfolio, and their investment in its shares, as the shareholders or the applicable Board of Directors may reasonably request.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


    In general, the AAM/DFA U.S. High Book to Market Portfolio and the Fixed Income Portfolios distribute dividends from their net investment income quarterly (on a calendar basis). The AAM/DFA International High Book to Market Portfolio distributes dividends from net investment income annually. Each of the Portfolios will distribute any realized net capital gains annually after the end of the fiscal year. Each Portfolio is treated as a separate corporation for federal tax purposes.


    Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. For those investors subject to tax, if purchases of shares of a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually as to the federal tax status of dividends and distributions paid by the Portfolio whose shares they own.

    Shareholders of each Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date). With the exception of AAM/DFA International High

Book to Market Portfolio, upon written notice to the Advisor, shareholders of the remaining Portfolios may select one of the following options:

      Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

      Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

      Cash Option--to receive both income dividends and capital gains distributions in cash.


    Certain investments by the Portfolios (or their corresponding Master Fund) may be subject to special rules which may affect the amount, character and timing of the income to the investing entity. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from a Portfolio may be eligible for the dividends received deduction or whether certain foreign tax credits or deductions may be available to an investor in a Portfolio.


    Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.


    The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.



    Since virtually all of the net investment income from the Fixed Income Portfolios is expected to arise from earned interest, it is not expected that either of the Portfolios' distributions will be eligible for the dividends received deduction for corporations. Similarly, it is anticipated that either none or only a small portion of the distributions made by the AAM/DFA International High Book to Market Portfolio will qualify for the corporate dividends received deduction because of such Portfolios' investment (through its Master Fund) in foreign equity securities. The portion of dividends paid by the AAM/DFA U.S. High Book to Market Portfolio from net investment income that is eligible for the corporate dividends received deduction depends primarily on the Portfolio's pro rata share of the aggregate qualifying dividend income received by its Master Fund from domestic (U.S.) sources.



    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of Portfolio shares. With regard to the Fixed Income Portfolios, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Non-U.S. shareholders may be subject to U.S. withholding and estate tax.



    A Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS regulations concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are not a U.S. person.


    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

                               PURCHASE OF SHARES

    Only clients of AAM are eligible to purchase shares of the Portfolios. Investors should first contact AAM at (800) 366-7266, ext. 124, to notify AAM of the proposed investment.

    Most shares of the Portfolios that will be purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions. Clients of AAM may also be subject to investment advisory fees under their own arrangements with AAM.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES


    If accepted by the applicable Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by such Portfolio (or its corresponding Master Fund) or otherwise represented in its portfolio as described in this prospectus. Shares of the AAM/DFA International High Book to Market Portfolio may also be purchased in exchange for local currencies in which securities owned by its corresponding Master Fund are denominated. Securities and local currencies accepted by a Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio (or its corresponding Master Fund) whose shares are being acquired and must be delivered to the applicable Fund by the investor upon receipt from the issuer.


    The Funds will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio (or its corresponding Master Fund) and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio (or its corresponding Master Fund) under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the applicable Fund, the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Portfolio (or Master Fund) may not exceed 5% of the net assets of the Portfolio (or Master
Fund) immediately after the transaction. The Funds will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

    The net asset value per share of each Portfolio and Master Fund is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of the shares of each non-Feeder Portfolio will fluctuate in relation to its own investment experience. The value of each Feeder Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Securities held by a Portfolio or Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the U.S. Large Cap Value Series values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the respective Board of Directors or Trustees.

    The value of the shares of the Fixed Income Portfolios will tend to fluctuate with interest rates because, unlike money market funds, these Portfolios do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Securities held by the Fixed Income Portfolios may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors.


    The net asset value per share of the International Value Series (in which the AAM/DFA International High Book to Market Portfolio invests all of its assets) is expressed in U.S. dollars by translating the net assets using the mean price for the dollar as quoted by generally recognized reliable sources. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the International Value Series are determined as of such times for the purpose of computing the net asset value of the International Value Series (and the AAM/DFA International High Book to Market Portfolio). If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Value Series owns securities that are primarily listed on foreign exchanges which may trade on days when the AAM/DFA International High Book to Market Portfolio and International Value Series do not price their shares, the net asset value of the International Value Series and AAM/DFA International High Book to Market Portfolio may change on days when shareholders will not be able to purchase or redeem shares.


    Provided that AAM has received the investor's investment instructions in good order and the Custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the order by PFPC Inc. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Portfolio arising out of such cancellation. The Funds reserve the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss and may prohibit or restrict the manner in which such purchaser may place further orders.

    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolios is minimal and, therefore, the shares of the Portfolios are currently sold at net asset value, without imposition of a fee that would be used to reimburse a Portfolio for such cost ("reimbursement fee"). Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios and the corresponding Master Funds. Any such charges will be described in the prospectus.

                               EXCHANGE OF SHARES

    An investor may exchange shares of one Portfolio for those of another Portfolio described in this prospectus or another portfolio of the Funds, by first contacting AAM and completing the documentation required by AAM and the Advisor.


    The minimum amount for an exchange into a portfolio of DFA Investment Dimensions Group Inc. ("DFAIDG") is $100,000. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. Investors should contact AAM for a list of those portfolios of DFAIDG that accept exchanges.


    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Funds, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and (if no authorized signatures for the account are on file) a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the shares of the portfolio being acquired may be issued in compliance with the securities laws of the investor's state of residence.

    There is no fee imposed on an exchange. However, the Funds reserve the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, the investor could realize a taxable gain or loss on the transaction. The Funds reserve the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    An investor who desires to redeem shares of a Portfolio must furnish a redemption request to AAM in the form required by AAM. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC Inc.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Funds can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS


    With respect to each Portfolio, the Funds reserve the right to redeem a shareholder's account if the value of the shares in a specific account is $500 or less because of redemptions by the shareholder. Before a Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by a Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.


IN-KIND REDEMPTIONS

    When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities from the Portfolio being redeemed (or its corresponding Master Fund) in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. The AAM/DFA International High Book to Market Portfolio also reserves the right to redeem its shares in the currencies in which the International Value Series' investments are denominated. Investors may incur brokerage charges and other transaction costs selling securities which were received in payment of redemptions and the value of foreign securities or currencies may be affected by currency exchange fluctuations.

                             THE FEEDER PORTFOLIOS

    Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Feeder Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Feeder Portfolio.

    The aggregate amount of expenses for a Feeder Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Feeder Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. this arrangement enables various institutional investors, including the Feeder Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Feeder Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Feeder Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Feeder Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the relevant Fund determines that it is in the best interest of a Feeder Portfolio, the Feeder Portfolio may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Feeder Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Feeder Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Feeder Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                      MANAGEMENT'S DISCUSSION AND ANALYSIS



U.S. EQUITY MARKET REVIEW



TWELVE MONTHS ENDING NOVEMBER 30, 2000



    The overriding factor in explaining equity market performance for the period under review was a sharp reversal in relative performance between growth and value stocks. For the quarter ending February 28, 2000, growth stocks outperformed value stocks, continuing a pattern established throughout calendar years 1998 and 1999. During this period, total return for the Russell 1000 Growth Index was 10.39% compared to -10.02% for the Russell 1000 Value Index. The resulting spread of 20.41% was, at that time, the largest since the inception of the Russell indices in 1979. The margin of superiority for growth stocks was even greater among small companies: total return for the Russell 2000 Growth Index exceeded that of the Russell 2000 Value Index by 37.14%, also a record high.



INDEX                                 3 MOS ENDING 2/28/00   9 MOS ENDING 11/30/00   12 MOS ENDING 11/30/00
-----                                 --------------------   ---------------------   ----------------------
Russell 1000 Growth.................              10.39%                 -19.87%                 -11.56%
Russell 1000 Value..................             -10.02%                  13.80%                   2.40%
Russell 2000 Growth.................              43.65%                 -40.15%                 -14.02%
Russell 2000 Value..................               6.51%                   7.30%                  14.29%



Source: Frank Russell Co.



    These roles were reversed during the remainder of the period ending
November 30, 2000, with value stocks outperforming growth stocks by a wide margin. The sharp decline in growth stocks more than erased the performance edge over value stocks established earlier in the period.



    A major factor in the performance of growth stocks was the extremely volatile behavior of companies in the technology and communications sectors, which together represented 40.5% of the market value of the S&P 1500 Composite Index as of February 28, 2000. The Nasdaq Composite Index, which is heavily represented by such firms, advanced sharply in the early months of the period under review, reaching a record high of 5,048.62 on March 10, 2000, an increase of 51.3% from November 30, 1999. The index subsequently fell sharply throughout the summer and fall, closing at 2,597.93 on November 30, 2000, a decline of 48.5% from the peak in March.



    While technology and communications issues fell sharply, many issues in the energy, utility, financial, and transportation sectors were performing well. The Dow Jones Transportation Average, for example, rose 34.8% between February 28 and November 30, 2000, while the Nasdaq Composite Index over this period fell -44.7%.



    Small company stocks experienced volatile results as well, with the smallest firms exhibiting the most extreme behavior. For the quarter ending February 28, 2000, total returns were 45.82% for the U.S. Micro Cap Portfolio, 28.76% for the U.S. Small Cap Portfolio (both portfolios are managed by the Advisor), and 27.61% for the Russell 2000 Index. Over the subsequent three quarters, total returns were -27.73% for the U.S. Micro Cap Portfolio, -17.61% for the U.S. Small Cap Portfolio, and -22.10% for the Russell 2000 Index.



DOMESTIC EQUITY PORTFOLIO'S PERFORMANCE OVERVIEW



AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO



    The AAM/DFA U.S. High Book to Market Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. The Master

Fund held 198 stocks as of November 30, 2000, and was essentially fully invested in equities throughout the preceding twelve-month period: cash equivalents averaged less than 1.0% of Fund assets.



    As a result of the Portfolio's diversified approach, performance was principally determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the twelve-month period ending November 30, 2000, small company stocks generally outperformed large company stocks, and value stocks generally outperformed growth issues. Total returns were -4.21% for the S&P 500-Registered Trademark- Index, and 2.40% for the Russell 1000 Value Index. Total return for the AAM/DFA U.S. High Book to Market Portfolio over this period was 2.83%.



INTERNATIONAL EQUITY MARKET REVIEW



TWELVE MONTHS ENDING NOVEMBER 30, 2000



    Global equity markets turned in a mixed performance for the period under review, with European markets generally performing well and those in the Pacific Rim doing relatively poorly. The U.S. dollar appreciated relative to most foreign currencies during this period, diminishing net returns for U.S. investors.



                TOTAL RETURNS FOR 12 MONTHS ENDING NOVEMBER 30, 2000



COUNTRY                                                     LOCAL CURRENCY RETURN   U.S. DOLLAR RETURN
-------                                                     ---------------------   ------------------
United Kingdom............................................               -1.68%               -12.48%
France....................................................               14.59%                -0.92%
Germany...................................................                5.80%                -8.53%
Switzerland...............................................                8.51%                -0.56%
Netherlands...............................................               16.04%                 0.33%
Italy.....................................................               28.57%                11.15%
Japan.....................................................              -11.82%               -18.65%
Hong Kong.................................................              -15.33%               -15.70%
Australia.................................................               12.14%                -7.26%
Singapore.................................................              -15.98%               -19.53%



Source: Morgan Stanley Capital International



    The volatile performance of technology stocks, which heavily influenced the U.S. market, appeared to be a global phenomenon to some extent. As a result, international value stocks generally trailed growth stocks for the first quarter of the period under review, but outperformed growth stocks by a wide margin for the subsequent three quarters. For the full twelve-month period ending
November 30, 2000, total returns were -17.65% for the MSCI EAFE Growth Index and -1.70% for the MSCI Value Index. Small companies outperformed large companies internationally, although the margin of superiority was modest: total return for the Salomon Smith Barney Extended Market Index -- EPAC was -8.96% compared to -9.66% for the MSCI EAFE Index (net dividends).



INTERNATIONAL EQUITY PORTFOLIO'S PERFORMANCE OVERVIEW



AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO



    The AAM/DFA International High Book to Market Portfolio seeks to capture the returns of international large cap value stocks by purchasing shares of a Master Fund that invests in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. The Master Fund held 528 stocks in twenty developed-country markets, as of November 30, 2000, and was essentially fully invested in equities throughout the preceding twelve-month period: cash equivalents averaged less than 1.25% of Fund assets.

    As a result of the Portfolio's diversified approach, performance was principally determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the twelve-month period ending November 30, 2000, value stocks outperformed growth stocks in international markets, mirroring a trend observed in the United States. Total returns were -9.66% for the MSCI EAFE Index (net dividends), -17.65% for the MSCI EAFE Growth Index and -1.70% for the MSCI EAFE Value Index. Total return for AAM/DFA International High Book to Market Portfolio over this period was -0.75%.



FIXED INCOME MARKET REVIEW



TWELVE MONTHS ENDING NOVEMBER 30, 2000



    Interest rates fell during the period under review, and the shape of the yield curve changed significantly. At the beginning of the period, the yield curve was upwardly sloped: yields on long-term bonds were greater than short-term bonds. The yield curve flattened during 2000, and by the end of the period, the curve was inverted: as of November 30, 2000, the yield on the U.S. Treasury 10-year note was 5.46% while the one-month LIBOR (London Interbank Offered Rate, a widely-used benchmark of short-term interest rates) yield was 6.80%.



Source: THE WALL STREET JOURNAL



    There is generally an inverse relationship between interest rates and bond prices such that bond prices increase when interest rates fall. As a result, total return on fixed-income strategies during the period under review was principally determined by the average maturity of securities in the portfolio - the longer the maturity, the greater the return. For the twelve-month period ending November 30, 2000, total returns were 5.82% for one-month U.S. Treasury bills, 9.71% for five-year U.S. Treasury notes, and 16.77% for 20-year U.S. Treasury bonds.



Source: SBBI, Ibbotson & Sinquefield



    The Advisor's fixed-income approach is based on a shifting-maturity strategy that identifies the maturity range with the highest expected return. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. As yield curves in both the United States and major international bond markets became flat-to-inverted during the period under review, the weighted average maturity of the portfolio was steadily reduced. Average maturity for the AAM/DFA Two-Year Corporate Fixed Income Portfolio, for example, was 1.36 years on November 30, 1999, and fell to
0.46 years on November 30, 2000.



FIXED INCOME PORTFOLIOS' PERFORMANCE OVERVIEW



AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO



    The AAM/DFA Two-Year Corporate Fixed Income Portfolio seeks to maximize total return from a universe of U.S. government and high quality corporate securities maturing in two years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest expected returns. Maturities are shifted if premiums can be documented. Average maturity of the Portfolio declined from 1.28 years, on November 30, 1999, to 0.46 years, on November 30, 2000. For the twelve months ending November 30, 2000, total returns were 6.28% for the AAM/DFA Two-Year Corporate Fixed Income Portfolio and 6.99% for the Merrill Lynch 1-3 Year Government/Corporate Index. The Portfolio was essentially fully invested in fixed-income securities throughout the year: cash equivalents averaged less than 1.0% of Portfolio assets.

AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO



    The AAM/DFA Two-Year Government Portfolio seeks to maximize total return from a universe of U.S. government securities maturing in two years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest expected returns. Maturities are shifted if premiums can be documented. Average maturity of the Portfolio declined from 1.26 years, on November 30, 1999, to
0.66 years, on November 30, 2000. For the twelve months ending November 30, 2000, total returns were 6.23% for the AAM/DFA Two-Year Government Portfolio and 6.88% for the Merrill Lynch 1-3 Year Government Index. The Portfolio was essentially fully invested in fixed-income securities throughout the year: cash equivalents averaged less than 1.0% of Portfolio assets.

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the past 5 years or, if shorter, the period of that Portfolio's operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, are included in the annual reports which are available upon request.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       AAM/DFA
                                                                          U.S. HIGH BOOK TO MARKET PORTFOLIO
                                                                (FORMERLY, RWB/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO)
                                                     ----------------------------------------------------------------------------
                                                         YEAR            YEAR            YEAR            YEAR           JUNE 7
                                                        ENDED           ENDED           ENDED           ENDED             TO
                                                       NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,
                                                         2000            1999            1998            1997            1996
                                                     ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Period.............      $  13.82        $  13.99        $  13.12        $  10.77        $  10.00
                                                       --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income............................          0.22            0.24            0.21            0.20            0.08
Net Gains on Securities (Realized and
  Unrealized)....................................          0.12            0.35            1.27            2.45            0.72
                                                       --------        --------        --------        --------        --------
Total from Investment Operations.................          0.34            0.59            1.48            2.65            0.80
                                                       --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
Net Investment Income............................         (0.21)          (0.25)          (0.21)          (0.20)          (0.03)
Net Realized Gains...............................         (1.81)          (0.51)          (0.40)          (0.10)             --
                                                       --------        --------        --------        --------        --------
Total Distributions..............................         (2.02)          (0.76)          (0.61)          (0.30)          (0.03)
                                                       --------        --------        --------        --------        --------
Net Asset Value, End of Period...................      $  12.14        $  13.82        $  13.99        $  13.12        $  10.77
                                                       ========        ========        ========        ========        ========
Total Return.....................................          2.82%           4.44%          11.78%          25.01%           8.06%#
Net Assets, End of Period (thousands)............      $130,007        $118,923        $145,278        $128,484        $ 40,708
Ratio of Expenses to Average Net Assets (1)......          0.37%           0.35%           0.33%           0.36%           0.71%*
Ratio of Net Investment Income to Average Net
  Assets.........................................          1.92%           1.56%           1.54%           1.76%           2.70%*
Portfolio Turnover Rate..........................           N/A             N/A             N/A             N/A             N/A
Portfolio Turnover Rate of Master Fund Series....            26%             43%             25%             18%             20%*(2)


----------------------------------
*   Annualized

#  Non-Annualized


(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.



(2) Calculated for the period ended November 30, 1996.



N/A Refer to the respective Master Fund Series.

                      DFA INVESTMENT DIMENSIONS GROUP INC.


                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       AAM/DFA
                                                                     INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
                                                           (FORMERLY, RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO)
                                                     ----------------------------------------------------------------------------
                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                       NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,
                                                         2000            1999            1998            1997            1996
                                                     ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Period.............      $  15.29        $  13.86        $  12.84        $  13.76        $  12.02
                                                       --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income............................          0.30            0.35            0.30            0.22            0.22
Net Gains (Losses) on Securities
  (Realized and Unrealized)......................         (0.39)           1.42            1.21           (0.77)           1.53
                                                       --------        --------        --------        --------        --------
Total from Investment Operations.................         (0.09)           1.77            1.51           (0.55)           1.75
                                                       --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
Net Investment Income............................         (0.32)          (0.29)          (0.27)          (0.23)          (0.01)
Net Realized Gains...............................         (0.41)          (0.05)          (0.22)          (0.14)             --
                                                       --------        --------        --------        --------        --------
Total Distributions..............................         (0.73)          (0.34)          (0.49)          (0.37)          (0.01)
                                                       --------        --------        --------        --------        --------
Net Asset Value, End of Period...................      $  14.47        $  15.29        $  13.86        $  12.84        $  13.76
                                                       ========        ========        ========        ========        ========
Total Return.....................................         (0.75)%         13.03%          12.28%          (4.04)%         14.61%
Net Assets, End of Period (thousands)............      $209,123        $259,693        $286,790        $275,057        $257,371
Ratio of Expenses to Average Net Assets(1).......          0.52%           0.50%           0.46%           0.50%           0.54%
Ratio of Net Investment Income to
  Average Net Assets.............................          1.85%           2.20%           2.10%           1.72%           1.88%
Portfolio Turnover Rate..........................           N/A             N/A             N/A             N/A             N/A
Portfolio Turnover Rate of Master Fund Series....             9%              6%             15%             23%             12%


------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.



N/A Refer to the respective Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       AAM/DFA
                                                                      TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO
                                                            (FORMERLY, RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO)
                                                     ----------------------------------------------------------------------------
                                                         YEAR            YEAR            YEAR            YEAR           JUNE 7
                                                        ENDED           ENDED           ENDED           ENDED             TO
                                                       NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,
                                                         2000            1999            1998            1997            1996
                                                     ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Period.............      $  10.09        $  10.19        $  10.23        $  10.24        $  10.00
                                                       --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income............................          0.58            0.51            0.55            0.57            0.26
Net Gains (Losses) on Securities (Realized and
  Unrealized)....................................          0.03           (0.07)             --           (0.01)           0.11
                                                       --------        --------        --------        --------        --------
Total from Investment Operations.................          0.61            0.44            0.55            0.56            0.37
                                                       --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
Net Investment Income............................         (0.55)          (0.52)          (0.59)          (0.56)          (0.13)
Net Realized Gains...............................            --           (0.02)             --           (0.01)             --
                                                       --------        --------        --------        --------        --------
Total Distributions..............................         (0.55)          (0.54)          (0.59)          (0.57)          (0.13)
                                                       --------        --------        --------        --------        --------
Net Asset Value, End of Period...................      $  10.15        $  10.09        $  10.19        $  10.23        $  10.24
                                                       ========        ========        ========        ========        ========
Total Return.....................................          6.29%           4.42%           5.64%           5.79%           3.69%#
Net Assets, End of Period (thousands)............      $119,602        $138,612        $158,586        $153,772        $122,807
Ratio of Expenses to Average Net Assets..........          0.34%           0.33%           0.31%           0.34%(1)        0.31%*(1)
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses)......................................          0.34%           0.33%           0.31%           0.35%(1)        0.34%*(1)
Ratio of Net Investment Income to Average Net
  Assets.........................................          5.72%           5.00%           5.43%           5.83%           5.72%*
Ratio of Net Investment Income to Average Net
  Assets (excluding waivers and assumption of
  expenses)......................................          5.72%           5.00%           5.43%           5.82%           5.69%*
Portfolio Turnover Rate..........................            24%             46%             16%            N/A             N/A
Portfolio Turnover Rate of Master Fund Series....           N/A             N/A             N/A             148%             82%*(2)


----------------------------------
*   Annualized

#  Non-Annualized


(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.



(2) Calculated for the period ended November 30, 1996.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       AAM/DFA
                                                                            TWO-YEAR GOVERNMENT PORTFOLIO
                                                                  (FORMERLY, RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO)
                                                     ----------------------------------------------------------------------------
                                                         YEAR            YEAR            YEAR            YEAR           JUNE 7
                                                        ENDED           ENDED           ENDED           ENDED             TO
                                                       NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,
                                                         2000            1999            1998            1997            1996
                                                     ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Period.............      $  10.05        $  10.19        $  10.20        $  10.23        $  10.00
                                                       --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income............................          0.58            0.49            0.53            0.54            0.26
Net Gains (Losses) on Securities (Realized and
  Unrealized)....................................          0.03           (0.07)           0.02            0.01            0.10
                                                       --------        --------        --------        --------        --------
Total from Investment Operations.................          0.61            0.42            0.55            0.55            0.36
                                                       --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
Net Investment Income............................         (0.53)          (0.52)          (0.55)          (0.53)          (0.13)
Net Realized Gains...............................            --           (0.04)          (0.01)          (0.05)             --
                                                       --------        --------        --------        --------        --------
Total Distributions..............................         (0.53)          (0.56)          (0.56)          (0.58)          (0.13)
                                                       --------        --------        --------        --------        --------
Net Asset Value, End of Period...................      $  10.13        $  10.05        $  10.19        $  10.20        $  10.23
                                                       ========        ========        ========        ========        ========
Total Return.....................................          6.23%           4.19%           5.54%           5.58%           3.60%#
Net Assets, End of Period (thousands)............      $122,341        $114,742        $127,486        $131,066        $104,644
Ratio of Expenses to Average Net Assets..........          0.34%           0.34%           0.32%           0.37%(1)        0.38%*(1)
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses)......................................          0.34%           0.34%           0.32%           0.38%(1)        0.41%*(1)
Ratio of Net Investment Income to Average Net
  Assets.........................................          5.82%           4.86%           5.17%           5.53%           5.81%*
Ratio of Net Investment Income to Average Net
  Assets (excluding waivers and assumption of
  expenses)......................................          5.82%           4.86%           5.17%           5.52%           5.78%*
Portfolio Turnover Rate..........................            90%             64%             70%            N/A             N/A
Portfolio Turnover Rate of Master Fund Series....           N/A             N/A             N/A             154%            201%*(2)


------------------------

*   Annualized

#  Non-Annualized

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

(2) Calculated for the period ended November 30, 1996.

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                              CLIENT SERVICE AGENT
         DIMENSIONAL FUND ADVISORS INC.                   ASSANTE ASSET MANAGEMENT, INC.
         1299 Ocean Avenue, 11th floor                   1190 Saratoga Avenue, Suite 200
             Santa Monica, CA 90401                             San Jose, CA 95129
            Tel. No. (310) 395-8005                          Tel. No. (800) 366-7266

              CUSTODIAN--DOMESTIC                            CUSTODIAN--INTERNATIONAL
               PFPC TRUST COMPANY                                 CITIBANK, N.A.
              400 Bellevue Parkway                               111 Wall Street
              Wilmington, DE 19809                              New York, NY 10005

  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND                    LEGAL COUNSEL
                 TRANSFER AGENT                       STRADLEY, RONON, STEVENS & YOUNG, LLP
                   PFPC INC.                                 2600 One Commerce Square
              400 Bellevue Parkway                         Philadelphia, PA 19103-7098
              Wilmington, DE 19809




                             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                   200 East Las Olas Boulevard
                                            Suite 1700
                                     Ft. Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Funds and their Portfolios in the Funds' Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

How to get these and other materials about the Funds:

- Clients of Assante Asset Management, Inc. (AAM) should call (800) 366-7266 ext. 124.

- If you are an AAM client, call that firm toll-free at (800) 366-7266 to request free copies. Additional materials describing the Funds and Portfolios, as well as the Advisor and its investment approach, are also available.


-  Access current prospectuses on our web site at http://www.dfafunds.com.


- Access them on the EDGAR database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

                                               Client Service Agent:

DIMENSIONAL FUND ADVISORS INC.                 ASSANTE ASSET MANAGEMENT INC.
1299 Ocean Avenue, 11th Floor                  1190 Saratoga Avenue, Suite 200
Santa Monica, CA 90401                         San Jose, CA 95129
(310) 395-8005                                 (800) 366-7266

DFA INVESTMENT DIMENSIONS GROUP INC. (AAM/DFA International High Book to Market Portfolio)--
Registration No. 811-3258

DIMENSIONAL INVESTMENT GROUP INC. (all other Portfolios)--REGISTRATION NO. 811-6067

                              P R O S P E C T U S

                                 APRIL 1, 2001

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------


Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios. Each
 Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the
equivalent of a separate mutual fund. - Is exclusively available to 401(k) plans and clients
   of registered investment advisers. - Is designed for long-term investors.



                 - Do not charge sales commissions or "loads."


                     DFA INTERNATIONAL VALUE PORTFOLIO III
                       U.S. LARGE CAP VALUE PORTFOLIO III
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1
  ABOUT THE PORTFOLIOS......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............    2
  OTHER RISKS...............................................    3
  RISK AND RETURN BAR CHARTS AND TABLES.....................    4

FEES AND EXPENSES...........................................    6

ANNUAL FUND OPERATING EXPENSES..............................    6

EXAMPLE.....................................................    6

SECURITIES LENDING REVENUE..................................    7

HIGHLIGHTS..................................................    7
  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    7
  DIVIDEND POLICY...........................................    7
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    7

INVESTMENT OBJECTIVES AND POLICIES..........................    7
  DFA INTERNATIONAL VALUE PORTFOLIO III.....................    7
  PORTFOLIO CONSTRUCTION....................................    8
  THE U.S. LARGE CAP VALUE PORTFOLIO III....................    8
  PORTFOLIO CONSTRUCTION....................................    9

  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II............    9
  PORTFOLIO CONSTRUCTION....................................    9
  TAX MANAGEMENT STRATEGIES.................................   10

EQUITY PORTFOLIOS...........................................   10

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING..............   11

SECURITIES LOANS............................................   11

MANAGEMENT OF THE PORTFOLIOS................................   12
  CONSULTING SERVICES--INTERNATIONAL VALUE SERIES...........   12

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............   12

PURCHASE OF SHARES..........................................   14
  IN KIND PURCHASES.........................................   14

VALUATION OF SHARES.........................................   15
  NET ASSET VALUE...........................................   15
  PUBLIC OFFERING PRICE.....................................   15

EXCHANGE OF SHARES..........................................   16

REDEMPTION OF SHARES........................................   16
  REDEMPTION PROCEDURES.....................................   16
  REDEMPTION OF SMALL ACCOUNTS..............................   17
  REDEMPTION IN-KIND........................................   17

THE FEEDER PORTFOLIOS.......................................   18

MANAGEMENT'S DISCUSSION AND ANALYSIS........................   19

FINANCIAL HIGHLIGHTS........................................   21

SERVICE PROVIDERS...........................................   25

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS
-------------------


THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios are "Feeder
Portfolios" -- portfolios that do not buy individual securities directly. Instead, they invest in corresponding funds called "Master Funds." Master Funds in turn purchase stocks, bonds and/or other securities.



POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, a Portfolio might encounter operational or other complications.


[SIDEBAR]
A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns. [END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Funds. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).


4. Purchasing stocks so the portfolio is generally market capitalization weighted.


The U.S. Large Cap Value Portfolio III and the Tax-Managed U.S. Marketwide Value Portfolio II use a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Creating an initial universe of securities based on total market capitalization.

2. Indentifying a sub-set of companies meeting the Advisor's investment guidelines.

3. Generally, considering a stock (which may be listed on any principal U.S. exchange or the over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Portfolio.

[SIDEBAR]
Market capitalization means the number of shares of a company's stock outstanding times price per share.

Market capitalization weighted means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.


Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market-Registered Trademark- ("Nasdaq").


[END SIDEBAR]

For example, the Master Fund of the U.S. Large Cap Value Portfolio III generally buys stocks whose market capitalizations are in the highest 90% of total market capitalization.


TAX MANAGED PORTFOLIO STRATEGIES:
-----------------------------


The Advisor's tax management strategies are designed to maximize the after tax value of a shareholder's investment. Generally, the Advisor buys and sells securities of the Master Fund in which the Tax-Managed U.S. Marketwide Value Portfolio II (the "Tax Managed Value Portfolio") invests with the goals of:



1. Delaying the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated).


2. Maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).


3.  Reducing dividends.


[SIDEBAR]
Shareholders of the Tax-Managed Value Portfolio may save on taxes while they hold their shares. However, they will still have to pay taxes if they sell their shares at a profit.
[END SIDEBAR]


MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Master Funds that own them, and, in turn, the Portfolios to rise or fall. Because the value of your investment in a Portfolio will fluctuate, there is the risk that you may lose money.


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

DFA INTERNATIONAL VALUE PORTFOLIO III

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.


- INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys Value Stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.


[SIDEBAR]
DFA International Value Portfolio III's foreign currency risks generally are not hedged.
[END SIDEBAR]


FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). The Master Fund in which the Portfolio invests generally does not hedge foreign currency risk.


U.S. LARGE CAP VALUE PORTFOLIO III
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

-  INVESTMENT OBJECTIVES:

   - U.S. LARGE CAP VALUE PORTFOLIO III: Long-term capital appreciation.

   - TAX-MANAGED VALUE PORTFOLIO: Long-term capital appreciation while minimizing federal income taxes on returns.


- INVESTMENT STRATEGY (EACH PORTFOLIO): Purchase shares of a Master Fund that buys value stocks of United States companies on a market capitalization weighted basis.


[SIDEBAR]
"Value Stocks": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.
[END SIDEBAR]

- HOW THE PORTFOLIOS DIFFER: The Portfolios focus on different parts of the value stocks universe:

   - U.S. Large Cap Value Portfolio III -- Large capitalization stocks.

   - Tax-Managed U.S. Marketwide Value Portfolio II -- The full universe except for very small stocks.

Only the Tax-Managed U.S. Marketwide Value Portfolio II employs the Advisor's tax management strategies.

OTHER RISKS
-----------


TAX MANAGEMENT:

---------------


The tax-management strategies may alter investment decisions and affect the Portfolio holdings, when compared to those of non-tax managed mutual funds. The Advisor anticipates that performance of the Tax-Managed U.S. Marketwide Value Portfolio II may deviate from that of non-tax managed mutual funds.


SECURITIES LENDING:
----------------

The Master Funds purchased by the Portfolios may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

VALUE STOCKS:
-----------

Compared to other stocks, value stocks sell for low prices relative to their earnings dividends or book value. In selecting value stocks, the Advisor primarily considers price relative to book value.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------


The Bar Charts and Tables below illustrate the variability of each Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolios. Shown are changes in performance from year to year, and how annualized one year, five years and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE CAP VALUE PORTFOLIO III
        TOTAL RETURNS (%)
1996                                20.33
1997                                28.29
1998                                12.18
1999                                 4.90
2000                                10.38

JANUARY 1996-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
16.82 (10/98-12/98)         -17.00 (7/98-9/98)

                                    PERIODS ENDING DECEMBER 31, 2000
      ANNUALIZED RETURNS (%)                    ONE YEAR              FIVE YEARS  SINCE 3/95 INCEPTION
U.S. Large Cap Value Portfolio III                             10.38       14.93                 17.56
Russell 1000 Value Index                                        7.02       16.92                 19.46

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL VALUE PORTFOLIO III
          TOTAL RETURNS (%)
1996                                    8.07
1997                                   -3.03
1998                                   15.08
1999                                   16.58
2000                                   -0.03

JANUARY 1996-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
17.99 (1/98-3/98)           -16.80 (7/98-9/98)

  PERIODS ENDING DECEMBER 31, 2000
       ANNUALIZED RETURNS (%)          ONE YEAR  FIVE YEARS  SINCE 3/95 INCEPTION
DFA International Value Portfolio III     -0.03        7.05                  8.81
MSCI EAFE Index (net dividends)          -14.16        7.13                  8.81

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
              TOTAL RETURNS (%)
1999                                             5.02
2000                                            11.02

   JANUARY 1999-DECEMBER 2000
        HIGHEST QUARTER             LOWEST QUARTER
16.36 (4/99-6/99)                 -12.07 (7/99-9/99)
Periods ending December 31, 2000

                              ONE   SINCE 1/99
  ANNUALIZED RETURNS (%)     YEAR   INCEPTION
TAX-MANAGED U.S. MARKETWIDE
Value Portfolio II           11.02       7.98
Russell 3000 Value Index      8.01       7.32

                               FEES AND EXPENSES

    Shareholder Fees (fees paid directly from your investment): None*

    *Shares of the Portfolios that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                        ANNUAL FUND OPERATING EXPENSES*
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

    The expenses in the following tables are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 2000, except as indicated.


DFA INTERNATIONAL VALUE PORTFOLIO III
Management Fee..............................................  0.21%
Other Expenses..............................................  0.12%
                                                              ----
Total Operating Expenses....................................  0.33%

U.S. LARGE CAP VALUE PORTFOLIO III
Management Fee..............................................  0.11%
Other Expenses..............................................  0.09%
                                                              ----
Total Operating Expenses....................................  0.20%

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
Management Fee..............................................  0.20%
Other Expenses..............................................  0.24%
                                                              ----
Total Operating Expenses....................................  0.44%


------------------------


  * The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   ---------
DFA International Value Portfolio III.......................    $34        $106       $185      $  418
U.S. Large Cap Value Portfolio III..........................    $20        $ 64       $113      $  255
Tax-Managed U.S. Marketwide Value Portfolio II..............    $45        $141       $246      $  555


    The table summarizes the aggregate estimated annual operating expenses of both the Portfolios and their Master Funds.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 2000, the following Master Funds received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):


                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
DFA International Value Series..............................  $1,300,000        0.08%
U.S. Large Cap Value Series.................................  $  190,000        0.01%
Tax-Managed U.S. Marketwide Value Series....................  $   44,000        0.02%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides each Portfolio with administrative services and also serves as investment advisor to each Master Fund. (See "MANAGEMENT OF THE PORTFOLIOS.")

DIVIDEND POLICY

    Each Portfolio distributes dividends from its net investment income in December of each year and will distribute any realized net capital gains annually after the end of the Fund's fiscal year in November. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolios are offered at net asset value, which is calculated as of the close of the NYSE on each day that the NYSE is open for business. The value of a Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVES AND POLICIES

DFA INTERNATIONAL VALUE PORTFOLIO III


    The investment objective of the DFA International Value Portfolio III is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the DFA International Value Series (the "International Value Series") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The International Value Series invests in the stocks of large non-U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series is authorized to invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the International Value Series' asset growth permits, it may invest in the stocks of large companies in other developed markets.

PORTFOLIO CONSTRUCTION


    Under normal market conditions, the International Value Series' intends to invest its assets in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.



    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization and the Series intends to purchase securities on a market capitalization weighted basis within each applicable country. The Advisor may reset such floor from time to time to reflect changing market conditions.



    In determining market capitalization weights, the Advisor, using its best judgment, will seek to set country weights based on the relative market capitalizations of companies within each country. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices, such as those published by FTSE International, Morgan Stanley Capital International or Salomon/Smith Barney.


THE U.S. LARGE CAP VALUE PORTFOLIO III


    The investment objective of the U.S. Large Cap Value Portfolio III (the "U.S. Value Portfolio") is to achieve long-term capital appreciation. The U.S. Value Portfolio invests all of its assets in the U.S. Large Cap Value Series (the "U.S. Value Series") of the Trust, which has the same investment objective and policies as the U.S. Value Portfolio.



    The U.S. Value Series invests in the common stocks of large U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The U.S. Value Series will generally invest in a broad and diverse group of the common stocks of large cap companies traded on a principal U.S. exchange or on the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations are generally in the highest 90% of total market capitalization to be large cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the U.S. Value Series. As of December 31, 2000, generally, the market capitalization of a company in the highest 90% of total market capitalization was approximately $2094.0 million or above. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Value Series will invest at least 80% of its net assets in securities of large cap U.S. companies. If the U.S. Value Series changes this investment policy, U.S. Value Portfolio will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. In addition, the U.S. Value Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of the U.S. Value Series' net assets at the time of purchase.

PORTFOLIO CONSTRUCTION


    The U.S. Value Series may invest in futures contracts and options on futures contracts. To the extent that the U.S. Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.



    The U.S. Value Series is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the U.S. Value Series is keyed to that security's market capitalization as compared to all securities eligible for purchase.



    The total market capitalization range, and the value criteria used by the Advisor for the U.S. Value Series, as described above, generally apply at the time of purchase by the U.S. Value Series. The U.S. Value Series is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria may nevertheless be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. A primary strategy of the U.S. Value Series is the long-term investment in each security acquired and the U.S. Value Series will not normally direct the sale of a security solely to realize short-term gain or to avoid a potential loss.


TAX-MANAGED VALUE PORTFOLIO


    The investment objective of the Tax-Managed U.S. Marketwide Value Portfolio II (the "Tax-Managed Value Portfolio") is to achieve long-term capital appreciation. The Tax-Managed Value Portfolio will pursue its investment objective by investing all of its assets in the Tax-Managed U.S. Marketwide Value Series (the "Tax-Managed Value Series") of the Trust. The Tax-Managed Value Series has the same investment objective and policies as the Tax-Managed Value Portfolio.



    The Tax-Managed Value Series invests in the common stocks of U.S. companies which the Advisor determines to be "value" stocks at the time of purchase. Securities are considered value stocks primarily because the shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, however, the Advisor may consider additional factors such as a company's price to cash flow or price to earnings ratios, as well as economic conditions and developments in the company's industry. The criteria the Advisor uses for assessing value are subject to change from time to time.



    The Tax-Managed Value Series generally will invest in a broad and diverse group of the common stocks of companies traded on a principal U.S. exchange or the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers for purchase by this Series companies whose market capitalizations generally are in the highest 95% of total market capitalization. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the Series. As of December 31, 2000, generally, the market capitalization of a company in the highest 95% of total market capitalization was approximately $869.2 million or above. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the Tax-Managed U.S. Marketwide Value Series will invest at least 80% of its net assets in securities of U.S. companies. If the Tax-Managed U.S. Marketwide Value Series changes this investment policy, Tax-Managed U.S. Marketwide Value Portfolio II will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.

PORTFOLIO CONSTRUCTION

    The total market capitalization ranges, and the value criteria used by the Advisor for the Tax-Managed Value Series, as described above, generally apply at the time of purchase by the Tax-Managed Value Series. The Tax-Managed Value Series is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "Equity Portfolios" in this prospectus.

TAX MANAGEMENT STRATEGIES


    The Tax-Managed Value Series seeks to maximize the after tax value of an investment by managing its portfolio in a manner that will defer the realization of net capital gains where possible and will attempt to reduce dividend income.


    When selling securities, the Tax-Managed Value Series typically will select the highest cost shares of the specific security in order to minimize the realization of capital gains. In certain cases, the highest cost shares may produce a short-term capital gain. Since short-term capital gains are taxed at higher tax rates than long-term capital gains, the highest cost shares with a long-term holding period may be disposed of instead. The Tax-Managed Value Series, when possible, will refrain from disposing of a security until the long-term holding period for capital gains for tax purposes has been satisfied. Additionally, the Series, when consistent with all other tax management policies, may sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gains distributions.


    The Advisor will attempt to time the purchases and sales of securities to reduce the receipt of dividends when possible. With respect to dividends that are received, the Tax-Managed Value Series and Portfolio may not be eligible to flow through the dividends received deduction attributable to holdings in U.S. equity securities to corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Fund, the requisite holding period of the dividend paying stock is not met. Portfolio investments also may be managed to emphasize low dividend-yielding securities.



    The Tax-Managed Value Series is expected to deviate from its market capitalization weightings to a greater extent than the other Master
Funds described in this Prospectus. For example, the Advisor may exclude the stock of a company that meets applicable market capitalization criteria in order to avoid dividend income, and may sell the stock of a company that meets applicable market capitalization criteria in order to realize a capital loss. Also, while other Master Funds are managed with the expectation that securities generally will be held for longer than one year, the Tax-Managed Value
Series may dispose of securities whenever the Advisor determines that disposition is consistent with its tax management strategies or is otherwise in the best interests of a Tax-Managed Value Series.


    Although the Advisor intends to manage the Tax-Managed Value Series in a manner to minimize the realization of capital gains and taxable dividend income each year, the Tax-Managed Value Portfolio may nonetheless distribute taxable gains and dividends to shareholders. Of course, realization of capital gains is not entirely within the Advisor's control. Capital gains distributions may vary considerably from year to year; there will be no capital gains distributions in years when the Tax-Managed Value Series realizes a net capital loss. Furthermore, the redeeming shareholders will be required to pay taxes on their capital gain, if any, on a redemption of the Portfolio's shares, whether paid in cash or in kind, if the amount received on redemption is greater than the amount of the shareholder's tax basis in the shares redeemed.

                               EQUITY PORTFOLIOS


    With respect to the Portfolios and Master Funds, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of each Portfolio and Master Fund.


                 DEVIATION FROM MARKET CAPITALIZATION WEIGHTING


    The Master Funds are market capitalization weighted. That is, each security is purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by a Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. Deviation also will occur because the Advisor intends to purchase in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. A further deviation may occur due to investments in privately placed convertible debentures.



    The Tax-Managed Value Series should not be expected to adhere to its market capitalization weightings to the same extent as the other Master Funds. The tax management strategies used by the Advisor to defer the realization of net capital gains or minimize dividend income, from time to time, may cause deviation from market capitalization weighting.


    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies with high book to market ratios whose stock is eligible for investment by each Master Fund. Only common stocks whose market capitalizations are at or above the minimum on such list will be purchased. Additional investments generally will not be made in securities which have depreciated in value sufficiently that they are not then considered by the Advisor to be large companies. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings decrease in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                                SECURITIES LOANS

    The Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to a Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, a Master Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, compensation or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, a Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Each Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of its corresponding Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIOS

    The Advisor serves as investment advisor to each Master Fund. As such, it is responsible for the management of their respective assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides each Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

    For the advisory fees that the Portfolios have incurred for the fiscal year ending November 30, 2000, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $33 billion.


    Dimensional Investment Group Inc. (the "Fund") and the Trust bear all of their own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. Expenses which are not allocable to a particular Portfolio or Master Fund are borne by each Portfolio and Master Fund on the basis of their relative net assets.


CONSULTING SERVICES--INTERNATIONAL VALUE SERIES


    In general, the Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the International Value Series of the Trust. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    Each Portfolio distributes substantially all of its net investment income in December of each year. Each Portfolio will distribute any realized net capital gains annually after the end of the Fund's fiscal year.

    Special tax rules may apply in determining the income and gains that each Master Fund earns on its investments. These rules may affect the amount of distributions that a Portfolio pays to its shareholders.

    Shareholders of the Portfolios will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date). Shareholders of the Portfolios, except the DFA International Value Portfolio III, who do not own their shares under a 401(k) plan, may select one of the following options upon written notice to the
Advisor:


       Income Option -- to receive income dividends in cash and capital gains distributions in additional shares at net asset value.



       Capital Gains Option -- to receive capital gains distributions in cash and income dividends in additional shares at net asset value.



       Cash Option -- to receive both income dividends and capital gains distributions in cash.


    Each Portfolio receives income in the form of income dividends paid by the corresponding Master Fund. This income, less the expenses incurred in operations, is a Portfolio's net investment income from which income dividends are distributed as described above. A Portfolio also may receive capital gains distributions from the corresponding Master Fund and may realize capital gains upon the redemption of the shares of the Master Fund. Any net realized capital gains of a Portfolio will be distributed as described above. Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes.


    Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income of the U.S. Value Portfolio and Tax-Managed Value Portfolio will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the corresponding Master Fund from domestic (U.S.) sources. The Tax-Managed Value Series' attempts to time investments in order to minimize receipt of dividends could result in the Series being unable to flow through the dividends received deduction to corporate shareholders. This will occur if the Tax-Managed Value Series does not hold the stock of a domestic (U.S.) corporation for the requisite holding period to be eligible for pass-through of the dividends received deduction. It is anticipated that either none or only a small portion of the distributions made by the DFA International Value Portfolio III will qualify for the corporate dividends received deduction because of its corresponding Master Fund's investment in foreign equity securities.


    For those investors subject to tax, if purchases of shares of the Portfolios are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolios.

    The Advisor seeks to manage the Tax-Managed Value Series in order to minimize the realization of net capital gains and taxable dividend income during a particular year. However, the realization of capital gains and receipt of income is not entirely within the Advisor's control. Thus, the Tax-Managed Value Portfolio may nonetheless distribute taxable gains and dividends to shareholders. Capital gains distributions may vary considerably from year to year. There will be no capital gains distributions in years when the Tax-Managed Value Series realizes a net capital loss. Furthermore, the realization of capital gains by a shareholder on the sale of portfolio shares will depend on whether his or her redemption price exceeds his or her tax basis in the shares sold.

    Dividends which are declared in November or December to shareholders of record in such month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.


    The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of a Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.



    Certain investments by the Master Funds may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from a portfolio may be eligible for the dividends received deduction or whether certain foreign tax credits or deductions may be available to an investor in a Portfolio.



    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from a Portfolio to its shareholders and on gains arising on redemption or exchange of a Portfolio's shares. Non-U.S. shareholders may be subject to U.S. withholding and estate tax.



    The Portfolios are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS regulations concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are not a U.S. person.


    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolios.

                               PURCHASE OF SHARES

    Shares of the Portfolios are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients of financial advisers.

    Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Shares are available through the service agent designated under the employer's plan. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

    Investors who are clients of financial advisers should contact their financial adviser with respect to a proposed investment and then follow the procedures adopted by the financial adviser for making purchases. Shares that are purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions. Clients of financial advisers may also be subject to investment advisory fees under their own arrangements with their financial advisers.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN KIND PURCHASES


    If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by its corresponding Master Fund or otherwise represented in the portfolios of the Master Fund as described in this prospectus. Shares may also be purchased in exchange for local currencies in which such securities of the International Value Series are denominated. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the DFA International Value Portfolio III with local currencies should first contact the Advisor for wire instructions.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the corresponding Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the corresponding Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset value per share of each Portfolio and Master Fund is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of each Portfolio's shares will fluctuate in relation to the investment experience of the corresponding Master Fund. Securities held by a Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.


    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the International Value Series are determined as of such times for the purpose of computing the net asset value of the International Value Series. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Value Series owns securities that are primarily listed on foreign exchanges which may trade on days when the International Value Series and DFA International Value Portfolio III do not price their shares, the net asset value of the DFA International Value
Portfolio III may change on days when shareholders will not be able to purchase or redeem shares. The net asset value per share of the International Value Series is expressed in U.S. dollars by translating the net assets of the Master Fund using the mean between the most recent quoted bid and asked prices for the dollar as quoted by generally recognized reliable sources.


PUBLIC OFFERING PRICE

    Provided that a financial adviser or service agent designated under a 401(k) plan has received the investor's investment instructions in good order and a Portfolio's custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the order by PFPC Inc., the transfer agent for the Portfolios. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolios is minimal and, therefore, the shares of the Portfolios are currently sold at net asset value, without imposition of a fee that would be used to reimburse a Portfolio for such cost ("reimbursement fee"). Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios and their corresponding Master Funds. Any such charges will be described in the prospectus.

                               EXCHANGE OF SHARES

    An investor who is a client of a financial adviser may exchange shares of one Portfolio for those of another Portfolio described in this prospectus or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"), by first contacting its financial adviser and completing the documentation required by the financial adviser. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. In addition, exchanges are not accepted into or from the DFA International Value Portfolio III. Investors should contact their financial advisor for a list of those portfolios of DFAIDG that accept exchanges.

    An investor who has invested through an employer's 401(k) plan may exchange shares of other Fund portfolios that are offered through the plan by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact the service agent of your plan for further information.

    The minimum amount for an exchange is $100,000. The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Fund or DFAIDG, the exchange privilege may be terminated and any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

    With respect to shares held by clients of financial advisers, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by a commercial bank, trust company or member of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    With respect to shares held under a 401(k) plan, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the plan's service agent has received appropriate instructions in the form required by such service agent plus any applicable reimbursement fee on purchases by exchange, and provided that such service agent has provided proper documentation to the Advisor.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of or reject any exchange, or waive the minimum amount requirement as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURES

    An investor who desires to redeem shares of a Portfolio must furnish a redemption request to its financial adviser or to the service agent designated under a 401(k) plan in the form required by such financial adviser or service agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC Inc.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS


    With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific account is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.


REDEMPTION IN-KIND


    When in the best interest of a Portfolio, the Portfolio (except the Tax-Managed Value Portfolio and the Tax-Managed Value Series) may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund, in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. The International Value Series reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur brokerage charges and other transaction costs selling such securities and converting such currencies to dollars. Also, the value of currencies may be affected by currency exchange fluctuations. The Tax-Managed Value Portfolio and the Tax-Managed Value Series are authorized to make redemption payments solely by a distribution of portfolio securities, or a combination of securities and cash, when it is determined by the

Advisor to be consistent with the tax management strategies described in this prospectus and applicable legal and regulatory requirements.


                             THE FEEDER PORTFOLIOS


    Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.


    The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, it may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                      MANAGEMENT'S DISCUSSION AND ANALYSIS



INTERNATIONAL EQUITY MARKET REVIEW



TWELVE MONTHS ENDING NOVEMBER 30, 2000



    Global equity markets turned in a mixed performance for the period under review, with European markets generally performing well and those in the Pacific Rim doing relatively poorly. The U.S. dollar appreciated relative to most foreign currencies during this period, diminishing net returns for U.S. investors.



                TOTAL RETURNS FOR 12 MONTHS ENDING NOVEMBER 30, 2000



COUNTRY                                                     LOCAL CURRENCY RETURN   U.S. DOLLAR RETURN
-------                                                     ---------------------   ------------------
United Kingdom............................................               -1.68%               -12.48%
France....................................................               14.59%                -0.92%
Germany...................................................                5.80%                -8.53%
Switzerland...............................................                8.51%                -0.56%
Netherlands...............................................               16.04%                 0.33%
Italy.....................................................               28.57%                11.15%
Japan.....................................................              -11.82%               -18.65%
Hong Kong.................................................              -15.33%               -15.70%
Australia.................................................               12.14%                -7.26%
Singapore.................................................              -15.98%               -19.53%



Source: Morgan Stanley Capital International



    The volatile performance of technology stocks, which heavily influenced the U.S. market, appeared to be a global phenomenon to some extent. As a result, international value stocks generally trailed growth stocks for the first quarter of the period under review, but outperformed growth stocks by a wide margin for the subsequent three quarters. For the full twelve-month period ending
November 30, 2000, total returns were -17.65% for the MSCI EAFE Growth Index and -1.70% for the MSCI Value Index. Small companies outperformed large companies internationally, although the margin of superiority was modest: Total return for the Salomon Smith Barney Extended Market Index -- EPAC was -8.96% compared to -9.66% for the MSCI EAFE Index (net dividends).



INTERNATIONAL EQUITY PORTFOLIO'S PERFORMANCE OVERVIEW



DFA INTERNATIONAL VALUE PORTFOLIO III



    The DFA International Value Portfolio III seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. The Master Fund held 528 stocks in twenty developed-country markets, as of November 30, 2000, and was essentially fully invested in equities throughout the preceding twelve-month period: cash equivalents averaged less than 1.25% of Fund assets.



    As a result of the Portfolio's diversified approach, performance was principally determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the twelve-month period ending November 30, 2000, value stocks outperformed growth stocks in international markets, mirroring a trend observed in the United States. Total returns were -9.66% for the MSCI EAFE Index (net dividends), -17.65% for the MSCI EAFE Growth Index and -1.70% for the MSCI EAFE Value Index. Total return for the DFA International Value Portfolio III over this period was -0.54%.

U.S. EQUITY MARKET REVIEW



TWELVE MONTHS ENDING NOVEMBER 30, 2000



    The overriding factor in explaining equity market performance for the period under review was a sharp reversal in relative performance between growth and value stocks. For the quarter ending February 28, 2000, growth stocks outperformed value stocks, continuing a pattern established throughout calendar years 1998 and 1999. During this period, total return for the Russell 1000 Growth Index was 10.39% compared to -10.02% for the Russell 1000 Value Index. The resulting spread of 20.41% was, at that time, the largest since the inception of the Russell indices in 1979. The margin of superiority for growth stocks was even greater among small companies: total return for the Russell 2000 Growth Index exceeded that of the Russell 2000 Value Index by 37.14%, also a record high.



INDEX                                 3 MOS ENDING 2/28/00   9 MOS ENDING 11/30/00   12 MOS ENDING 11/30/00
-----                                 --------------------   ---------------------   ----------------------
Russell 1000 Growth.................              10.39%                 -19.87%                 -11.56%
Russell 1000 Value..................             -10.02%                  13.80%                   2.40%
Russell 2000 Growth.................              43.65%                 -40.15%                 -14.02%
Russell 2000 Value..................               6.51%                   7.30%                  14.29%



Source: Frank Russell Co.



    These roles were reversed during the remainder of the period ending
November 30, 2000, with value stocks outperforming growth stocks by a wide margin. The sharp decline in growth stocks more than erased the performance edge over value stocks established earlier in the period.



    A major factor in the performance of growth stocks was the extremely volatile behavior of companies in the technology and communications sectors, which together represented 40.5% of the market value of the S&P 1500 Composite Index as of February 28, 2000. The Nasdaq Composite Index, which is heavily represented by such firms, advanced sharply in the early months of the period under review, reaching a record high of 5,048.62 on March 10, 2000, an increase of 51.3% from November 30, 1999. The index subsequently fell sharply throughout the summer and fall, closing at 2,597.93 on November 30, 2000, a decline of 48.5% from the peak in March.



    While technology and communications issues fell sharply, many issues in the energy, utility, financial, and transportation sectors were performing well. The Dow Jones Transportation Average, for example, rose 34.8% between February 28 and November 30, 2000, while the Nasdaq Composite Index over this period fell -44.7%.



    Small company stocks experienced volatile results as well, with the smallest firms exhibiting the most extreme behavior. For the quarter ending February 28, 2000, total returns were 45.82% for the U.S. Micro Cap Portfolio, 28.76% for the U.S. Small Cap Portfolio (both Portfolios are managed by the Advisor), and 27.61% for the Russell 2000 Index. Over the subsequent three quarters, total returns were -27.73% for the U.S. Micro Cap Portfolio, -17.61% for the U.S. Small Cap Portfolio, and -22.10% for the Russell 2000 Index.



DOMESTIC EQUITY PORTFOLIOS' PERFORMANCE OVERVIEW



U.S. LARGE CAP VALUE PORTFOLIO III



    The U.S. Large Cap Value Portfolio III seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. The Master Fund held 198 stocks as of November 30, 2000, and was essentially fully invested in equities throughout the preceding twelve-month period: cash equivalents averaged less than 1.0% of Fund assets.

    As a result of the Portfolio's diversified approach, performance was principally determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the twelve-month period ending November 30, 2000, small company stocks generally outperformed large company stocks, and value stocks generally outperformed growth issues. Total returns were -4.21% for the S&P 500-Registered Trademark- Index, and 2.40% for the Russell 1000 Value Index. Total return for the U.S. Large Cap Value Portfolio III over this period was 2.99%.



TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II



    The Tax-Managed U.S. Marketwide Value Portfolio II seeks to capture the returns of U.S. value stocks by purchasing shares of a Master Fund that invests in such firms. It also seeks to maximize the after-tax value of a shareholder's investment by deferring net capital gains. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to value stocks, but does not attempt to closely track a specific equity index. The Master Fund held 596 stocks as of November 30, 2000, and was essentially fully invested in equities throughout the preceding twelve-month period: cash equivalents averaged less than 2.0% of Fund assets.



    As a result of the Portfolio's diversified approach, performance was principally determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the twelve-month period ending November 30, 2000, small company stocks generally outperformed large company stocks, and value stocks generally outperformed growth issues. Total returns were -4.21% for the S&P 500-Registered Trademark- Index, 3.17% for the Russell 3000 Value Index and -11.70% for the Russell 3000 Growth Index. Total return for the Tax-Managed U.S. Marketwide Value Portfolio II over this period was 2.84%.


                              FINANCIAL HIGHLIGHTS

    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the period of that Portfolio's operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements are included in the Fund's annual report. Further information about each Portfolio's performance is contained in the Fund's annual report which is available upon request.

                       DIMENSIONAL INVESTMENT GROUP INC.


                              FINANCIAL HIGHLIGHTS


                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                              DFA INTERNATIONAL VALUE PORTFOLIO III
                                                 ----------------------------------------------------------------
                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                  ENDED         ENDED         ENDED         ENDED         ENDED
                                                 NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,
                                                   2000          1999          1998          1997          1996
                                                 --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period...........  $  13.79      $  12.55      $  11.57      $  12.39      $  10.81
                                                 --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..........................      0.31          0.33          0.29          0.21          0.21
Net Gains (Losses) on Securities (Realized and
  Unrealized)..................................     (0.36)         1.28          1.10         (0.69)         1.38
                                                 --------      --------      --------      --------      --------
Total from Investment Operations...............     (0.05)         1.61          1.39         (0.48)         1.59
                                                 --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
Net Investment Income..........................     (0.32)        (0.28)        (0.26)        (0.22)        (0.01)
Net Realized Gains.............................     (0.27)        (0.09)        (0.15)        (0.12)           --
                                                 --------      --------      --------      --------      --------
Total Distributions............................     (0.59)        (0.37)        (0.41)        (0.34)        (0.01)
                                                 --------      --------      --------      --------      --------
Net Asset Value, End of Period.................  $  13.15      $  13.79      $  12.55      $  11.57      $  12.39
                                                 ========      ========      ========      ========      ========
Total Return...................................     (0.53)%       13.22%        12.36%        (3.91)%       14.76%
                                                 --------      --------      --------      --------      --------
Net Assets, End of Period (thousands)..........  $203,184      $269,973      $287,738      $282,818      $242,371
Ratio of Expenses to Average Net Assets (1)....      0.33%         0.33%         0.34%         0.38%         0.45%
Ratio of Net Investment Income to Average Net
  Assets.......................................      2.04%         2.38%         2.21%         1.88%         2.03%
Portfolio Turnover Rate........................       N/A           N/A           N/A           N/A           N/A
Portfolio Turnover Rate of Master Fund
  Series.......................................         9%            6%           15%           23%           12%


------------------------


(1) Represents the respective combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.


N/A  Refer to the respective Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.


                              FINANCIAL HIGHLIGHTS


                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                  U.S. LARGE CAP VALUE PORTFOLIO III
                                                 ---------------------------------------------------------------------
                                                   YEAR           YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED          ENDED
                                                 NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                   2000           1999           1998           1997           1996
                                                 ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period...........  $  19.07       $  19.68       $  19.02       $  15.76       $  12.92
                                                 --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..........................      0.40           0.36           0.33           0.32           0.28
Net Gains (Losses) on Securities (Realized and
  Unrealized)..................................        --           0.47           1.75           3.52           2.60
                                                 --------       --------       --------       --------       --------
Total from Investment Operations...............      0.40           0.83           2.08           3.84           2.88
                                                 --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
Net Investment Income..........................     (0.39)         (0.32)         (0.33)         (0.29)         (0.04)
Net Realized Gains.............................     (2.87)         (1.12)         (1.09)         (0.29)            --
                                                 --------       --------       --------       --------       --------
Total Distributions............................     (3.26)         (1.44)         (1.42)         (0.58)         (0.04)
                                                 --------       --------       --------       --------       --------
Net Asset Value, End of Period.................  $  16.21       $  19.07       $  19.68       $  19.02       $  15.76
                                                 ========       ========       ========       ========       ========
Total Return...................................      3.00%          4.65%         11.85%         25.23%         22.34%
                                                 --------       --------       --------       --------       --------
Net Assets, End of Period (thousands)..........  $291,964       $418,647       $484,611       $471,038       $379,974
Ratio of Expenses to Average Net Assets (1)....      0.20%          0.19%          0.19%          0.23%          0.26%
Ratio of Net Investment Income to Average Net
  Assets.......................................      2.06%          1.73%          1.67%          1.79%          2.29%
Portfolio Turnover Rate........................       N/A            N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund
  Series.......................................        26%            43%            25%            18%            20%


------------------------


(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.


N/A  Refer to the respective Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.



                              FINANCIAL HIGHLIGHTS



                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                                 TAX-MANAGED U.S. MARKETWIDE
                                                                      VALUE PORTFOLIO II
                                                              ----------------------------------
                                                                                  DEC. 16, 1998
                                                                YEAR ENDED              TO
                                                              NOV. 30, 2000       NOV. 30, 1999
                                                              --------------      --------------
Net Asset Value, Beginning of Period........................     $ 10.68             $ 10.00
                                                                 -------             -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................................        0.17                0.06
  Net Gains on Securities (Realized and Unrealized).........        0.12                0.62
                                                                 -------             -------
  Total from Investment Operations..........................        0.29                0.68
                                                                 -------             -------
LESS DISTRIBUTIONS
Net Investment Income.......................................       (0.09)                 --
Net Realized Gains..........................................       (0.14)                 --
                                                                 -------             -------
Total Distributions.........................................       (0.23)                 --
                                                                 -------             -------
Net Asset Value, End of Period..............................     $ 10.74             $ 10.68
                                                                 =======             =======
Total Return................................................        2.83%               6.80%#
                                                                 -------             -------

Net Assets, End of Period (thousands).......................     $54,476             $26,414
Ratio of Expenses to Average Net Assets (1).................        0.44%               0.96%*
Ratio of Net Investment Income to Average Net Assets........        1.78%               0.99%*
Portfolio Turnover Rate.....................................         N/A                 N/A
Portfolio Turnover Rate of Master Fund Series...............          39%                 10%*


------------------------

*    Annualized

#   Non-Annualized


(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.


N/A  Refer to the respective Master Fund Series.

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                    ACCOUNTING SERVICES, DIVIDEND DISBURSING
         DIMENSIONAL FUND ADVISORS INC.                         AND TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

              CUSTODIAN--DOMESTIC                                 LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098

            CUSTODIAN--INTERNATIONAL                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                 CITIBANK, N.A.                             PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                            200 East Las Olas Boulevard
               New York, NY 10005                                   Suite 1700
                                                            Fort Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and its Portfolios in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

How to get these and other materials about the Fund:

REQUEST FREE COPIES FROM:

- Your plan administrator -- if you are a participant in a 401(k) plan offering the Portfolios.

- Your investment advisor -- if you are a client of an investment advisor who has invested in the Portfolios on your behalf.

- The Fund -- if you represent a 401(k) plan sponsor or registered investment advisor. Call collect at (310) 395-8005.

-  Access current prospectuses on our web site at http://www.dfafunds.com.

- Access them on EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330)

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S

                                 APRIL 1, 2001

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------


Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios. The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is exclusively available to 401(k) plans and clients and members of certain institutions. - Does not charge a sales commission or
                 "load". - Is designed for long-term investors.


                       U.S. SMALL CAP VALUE PORTFOLIO II
                    (FORMERLY, U.S. 6-10 VALUE PORTFOLIO II)

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHART AND TABLE.......................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

SECURITIES LENDING REVENUE..................................    5

HIGHLIGHTS..................................................    5

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    5
  DIVIDEND POLICY...........................................    5
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    5

INVESTMENT OBJECTIVE AND POLICIES...........................    5

  PORTFOLIO CONSTRUCTION....................................    6
  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

SECURITIES LOANS............................................    7

MANAGEMENT OF THE PORTFOLIO.................................    7

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    8

PURCHASE OF SHARES..........................................    9

VALUATION OF SHARES.........................................    9

  NET ASSET VALUE...........................................    9
  PUBLIC OFFERING PRICE.....................................    9

EXCHANGE OF SHARES..........................................   10

REDEMPTION OF SHARES........................................   10

  REDEMPTION PROCEDURE......................................   10
  REDEMPTION OF SMALL ACCOUNTS..............................   10
  IN-KIND REDEMPTIONS.......................................   11

THE FEEDER PORTFOLIO........................................   11

MANAGEMENT'S DISCUSSION AND ANALYSIS........................   12

FINANCIAL HIGHLIGHTS........................................   14

SERVICE PROVIDERS...........................................   15

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------


THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio" -- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding fund, or "Master Fund," that in turn purchases stocks, and other securities.



POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.

[SIDEBAR]
- The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).


4. Purchasing stocks so the portfolio is generally market capitalization weighted.


The Portfolio uses a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Creating an initial universe of securities based on total market capitalization.

2. Identifying a sub-set of companies meeting the Advisor's investment guidelines.

3. Generally, considering a stock (which may be listed on any principal U.S. exchange or the over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Portfolio.
[SIDEBAR]
- MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

- MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.


- TOTAL MARKET CAPITALIZATION is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market ("Nasdaq").


[END SIDEBAR]

The Master Fund of the U.S. Small Cap Value Portfolio II generally purchases stocks whose market capitalizations are in the lowest 8% of total market capitalization.



MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause securities owned by the Portfolio, and consequently the Portfolio itself, to rise or fall in value. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you may lose money.


INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

- INVESTMENT OBJECTIVE: Long-term capital appreciation.


- INVESTMENT STRATEGY: Purchase shares of a Master Fund which buys stocks of small United States companies on a market capitalization weighted basis.


SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.

OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

[SIDEBAR]
- "VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

- In selecting value stocks, the Advisor primarily considers price relative to book value.
[END SIDEBAR]

RISK AND RETURN BAR CHART AND TABLE
------------------------------------


The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. Shown are changes in performance from year to year, and how annualized one year, five years and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. SMALL CAP
VALUE PORTFOLIO II
(FORMERLY, U.S. 6-10 VALUE PORTFOLIO II)

TOTAL RETURNS (%)
1995               28.84
1996               22.06
1997               30.84
1998               -7.17
1999               13.19
2000                9.17

JANUARY 1995-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
23.04 (4/99-6/99)           -22.25 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000    ONE   FIVE   SINCE 9/94
     ANNUALIZED RETURNS (%)        YEAR   YEARS  INCEPTION
U.S. Small Cap Value Portfolio II   9.17  12.87      13.73
Russell 2000 Value Index           22.80  12.60      13.14

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None *

------------------------

* Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.


                        ANNUAL FUND OPERATING EXPENSES**
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 2000.


Management Fee..............................................   0.21%
Other Expenses..............................................   0.21%
Total Operating Expenses....................................   0.42%***


------------------------


** The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio. "Other Expenses" include a fee paid to the Shareholder Services Agent of each employer plan or institution at the annual rate of .10% of the aggregate daily value of all shares of the Portfolio that are held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.



*** Beginning on July 1, 1996, the Advisor agreed to waive its administration fee and to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. The Advisor did not need to waive any of its fees for the fiscal year ended November 30, 2000. For purposes of this waiver and assumption, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to change or eliminate such waiver and assumption of expenses in the future. Such change will be set forth in the prospectus.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
 $43        $135        $235         $530


    The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and the Master Fund.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 2000, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):


                                                                            PERCENTAGE
                                                                              OF NET
MASTER FUND                                                   NET REVENUE     ASSETS
-----------                                                   -----------   ----------
U.S. Small Cap Value Series.................................  $1,850,000       0.06%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. The Fund contracts with Shareholder Services Agents to provide certain recordkeeping and other services for the benefit of the Portfolio's shareholders. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income and any realized net capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange (the "NYSE") on each day that the NYSE is open for business. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the U.S. Small Cap Value Series (formerly, the U.S. 6-10 Value Series) (the "Master Fund") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in common stocks of small U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In measuring value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The Master Fund generally will invest in a broad and diverse group of the common stocks of small cap companies traded on a principal U.S. exchange or the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the lowest 8% of total market capitalization to be small cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the Master Fund. As of December 31, 2000, generally, the market capitalization of a company in the lowest 8% of total market capitalization was approximately $1567.3 million or below. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Value Series will invest at least 80% of its net assets in securities of small cap U.S. companies. If the U.S. Small Cap Value Series changes this investment policy, U.S. Small

Cap Value Portfolio II will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


PORTFOLIO CONSTRUCTION


    Ordinarily, the assets of the Master Fund will be invested in a broad and diverse group of readily marketable common stocks of small U.S. companies with high book to market ratios, as described above. The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.


    The Master Fund is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. It is management's belief that the value stocks of small U.S. companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the Master Fund involves greater risk than including a large number of them.

    The total market capitalization range, and the value criteria used by the Advisor for the Master Fund, as described above, generally apply at the time of purchase by the Master Fund. The Master Fund is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities which do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "Deviation from Market Capitalization Weighting" in this prospectus.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING


    The Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines, in its best judgment, that other conditions exist that make the inclusion of such security inappropriate.


    Deviation from strict market capitalization weighting will also occur because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced, from time to time, from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in high quality, highly liquid fixed income securities, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective. The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. Only common stocks whose market capitalizations are not more than the maximum on such list will be purchased by the Master Fund. Additional investments will not be made in securities which have appreciated in value to such an extent that they are not then considered by the Advisor to be small companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the Master Fund's holdings increase in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    As described above, investments will be made in virtually all eligible securities on a market capitalization weighted basis. The Master Fund does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

    Generally, securities will be purchased with the expectation that they will be held for longer than one year. The Master Fund may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment by the Master Fund. In addition, the Master Fund may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Master Fund. The Master Fund anticipates that it will generally retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 2000, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $33 billion.



    Dimensional Investment Group Inc. (the "Fund") and the Trust each bears all of its own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Fund or Trust allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and the Master Fund on the basis of their relative net assets.


                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


    In general, the Portfolio distributes substantially all net investment income and any realized net capital gains annually in December of each year.


    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date).


    Dividends and distributions paid to a 401(k) plan accumulate free of federal income tax. Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.


    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.


    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.


    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio and on gains on redemption or exchange of Portfolio shares. Non-U.S. shareholders may be subject to U.S. withholding and estate tax.



    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS regulations concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are not a U.S. person.


    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Shares of the Portfolio are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients, customers or members of certain institutions. Provided that shares of the Portfolio are available under an employer's plan or through an institution, shares may be purchased by following the procedures adopted by the respective employer or institution and approved by the Fund's management for making investments. Shares are available through the Shareholder Services Agent designated under the employer's plan or by the institution. Investors who want to consider investing in the Portfolio should contact their employer or institution for details. Institutions which purchase shares of the Portfolio for the accounts of their customers may impose separate charges on those customers for account services. The Fund does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer's plan or institution imposes a minimum transaction requirement.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. To the extent that the Master Fund holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to special procedures adopted by the Board of Trustees, than would a fund that holds a smaller number of securities. The Master Fund is more likely to hold illiquid securities than would a fund that invests in larger capitalization companies. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.


PUBLIC OFFERING PRICE

    Provided that the Shareholder Services Agent has received the investor's investment instructions in good order and the Custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the payment by the Custodian. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost (a "reimbursement fee"). However, a reimbursement fee may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund which would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charge will be described in the prospectus.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under the employer's 401(k) plan or by the institution, investors may exchange shares of the Portfolio for those of the DFA International Value Portfolio II or the U.S. Large Cap Value Portfolio II by completing the necessary documentation as required by the Shareholder Services Agent designated under the employer's plan or by the institution.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing. Exchanges will be accepted only if the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Shareholder Services Agent has received appropriate instructions in the form required by such Shareholder Services Agent.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must furnish a redemption request to the respective Shareholder Services Agent in the form required by such Shareholder Services Agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS


    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.


IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO


    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.


    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                      MANAGEMENT'S DISCUSSION AND ANALYSIS



U.S. EQUITY MARKET REVIEW



TWELVE MONTHS ENDING NOVEMBER 30, 2000



    The overriding factor in explaining equity market performance for the period under review was a sharp reversal in relative performance between growth and value stocks. For the quarter ending February 28, 2000, growth stocks outperformed value stocks, continuing a pattern established throughout calendar years 1998 and 1999. During this period, total return for the Russell 1000 Growth Index was 10.39% compared to -10.02% for the Russell 1000 Value Index. The resulting spread of 20.41% was, at that time, the largest since the inception of the Russell indices in 1979. The margin of superiority for growth stocks was even greater among small companies: total return for the Russell 2000 Growth Index exceeded that of the Russell 2000 Value Index by 37.14%, also a record high.



INDEX                                 3 MOS ENDING 2/28/00   9 MOS ENDING 11/30/00   12 MOS ENDING 11/30/00
-----                                 --------------------   ---------------------   ----------------------
Russell 1000 Growth.................              10.39%                 -19.87%                 -11.56%
Russell 1000 Value..................             -10.02%                  13.80%                   2.40%
Russell 2000 Growth.................              43.65%                 -40.15%                 -14.02%
Russell 2000 Value..................               6.51%                   7.30%                  14.29%



Source: Frank Russell Co.



    These roles were reversed during the remainder of the period ending
November 30, 2000, with value stocks outperforming growth stocks by a wide margin. The sharp decline in growth stocks more than erased the performance edge over value stocks established earlier in the period.



    A major factor in the performance of growth stocks was the extremely volatile behavior of companies in the technology and communications sectors, which together represented 40.5% of the market value of the S&P 1500 Composite Index as of February 28, 2000. The Nasdaq Composite Index, which is heavily represented by such firms, advanced sharply in the early months of the period under review, reaching a record high of 5,048.62 on March 10, 2000, an increase of 51.3% from November 30, 1999. The index subsequently fell sharply throughout the summer and fall, closing at 2,597.93 on November 30, 2000, a decline of 48.5% from the peak in March.



    While technology and communications issues fell sharply, many issues in the energy, utility, financial, and transportation sectors were performing well. The Dow Jones Transportation Average, for example, rose 34.8% between February 28 and November 30, 2000, while the Nasdaq Composite Index over this period fell -44.7%.



    Small company stocks experienced volatile results as well, with the smallest firms exhibiting the most extreme behavior. For the quarter ending February 28, 2000, total returns were 45.82% for the U.S. Micro Cap Portfolio, 28.76% for the U.S. Small Cap Portfolio (both portfolios are managed by the Advisor), and 27.61% for the Russell 2000 Index. Over the subsequent three quarters, total returns were -27.73% for the U.S. Micro Cap Portfolio, -17.61% for the U.S. Small Cap Portfolio, and -22.10% for the Russell 2000 Index.



DOMESTIC EQUITY PORTFOLIO'S PERFORMANCE OVERVIEW



U.S. SMALL CAP VALUE PORTFOLIO II



    The U.S. Small Cap Value Portfolio II seeks to capture the returns of U.S. small company value stocks by purchasing shares of a Master Fund that invests in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small-cap value stocks, but does not attempt to closely track a specific equity index. As of November 30, 2000, the

Master Fund held 1,944 stocks, and was essentially fully invested in equities throughout the preceding twelve-month period: cash equivalents averaged less than 2.0% of Portfolio assets.



    As a result of the Portfolio's diversified approach, performance was principally determined by broad structural trends in the securities markets rather than the behavior of a limited number of stocks. For the twelve-month period ending November 30, 2000, small company stocks generally outperformed large company stocks, and value stocks generally outperformed growth issues. Total returns were -4.21% for the S&P 500-Registered Trademark- Index, 14.29% for the Russell 2000 Value Index and 8.82% for the S&P/BARRA 600 SmallCap Value Index. Total return for the U.S. Small Cap Value Portfolio II over this period was 7.07%.

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.

                       DIMENSIONAL INVESTMENT GROUP INC.


                       U.S. SMALL CAP VALUE PORTFOLIO II
                    (FORMERLY, U.S. 6-10 VALUE PORTFOLIO II)


                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                       YEAR         YEAR         YEAR         YEAR         YEAR
                                       ENDED        ENDED        ENDED        ENDED        ENDED
                                     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,
                                       2000         1999         1998         1997         1996
                                     ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of
  Period...........................  $  16.26     $  16.73     $  19.20     $  14.67     $  12.13
                                     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..............      0.13         0.10         0.12         0.08         0.08
Net Gains (Losses) on Securities
  (Realized and Unrealized)........      0.91         1.29        (1.84)        4.77         2.51
                                     --------     --------     --------     --------     --------
Total from Investment Operations...      1.04         1.39        (1.72)        4.85         2.59
                                     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Net Investment Income..............     (0.11)       (0.09)       (0.11)       (0.07)       (0.01)
Net Realized Gains.................     (1.54)       (1.77)       (0.64)       (0.25)       (0.04)
                                     --------     --------     --------     --------     --------
Total Distributions................     (1.65)       (1.86)       (0.75)       (0.32)       (0.05)
                                     --------     --------     --------     --------     --------
Net Asset Value, End of Period.....  $  15.65     $  16.26     $  16.73     $  19.20     $  14.67
                                     ========     ========     ========     ========     ========
Total Return.......................      7.07%        9.60%       (9.19)%      33.75%       21.39%

Net Assets, End of Period
  (thousands)......................  $ 76,993     $ 70,150     $ 85,074     $125,061     $ 40,637
Ratio of Expenses to Average Net
  Assets (1).......................      0.42%        0.44%        0.45%        0.48%        0.85%
Ratio of Expenses to Average Net
  Assets (excluding waivers and
  assumption of expenses)(1).......      0.42%        0.44%        0.45%        0.47%        0.88%
Ratio of Net Investment Income to
  Average Net Assets...............      0.76%        0.59%        0.59%        0.62%        0.77%
Ratio of Net Investment Income to
  Average Net Assets (excluding
  waivers and assumption of
  (expenses).......................      0.76%        0.59%        0.59%        0.63%        0.74%
Portfolio Turnover Rate............       N/A          N/A          N/A          N/A          N/A
Portfolio Turnover Rate of Master
  Fund Series......................        32%          29%          23%          25%          15%


------------------------


(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.



N/A Refer to the respective Master Fund Series

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

                   CUSTODIAN                                      LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098




                             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                   200 East Las Olas Boulevard
                                            Suite 1700
                                    Fort Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

How to get these and other materials:
---------------------------------

-  Request free copies from:

    -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

    -- Your shareholder services agent--if you are a client or member of an institution offering the Portfolio.

    -- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.

-  Access current prospectuses on our web site at http://www.dfafunds.com.

- Access them on the EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S

                                 APRIL 1, 2001

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------


Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios. The Portfolio described in this Prospectus:
     - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is exclusively available to 401(k)
           plans and clients and members of certain institutions. - Does not charge a sales commission or "load". - Is designed for long-term investors.


                      DFA INTERNATIONAL VALUE PORTFOLIO II

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                          SECURITIES OR PASSED ON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHART AND TABLE.......................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

SECURITIES LENDING REVENUE..................................    5

HIGHLIGHTS..................................................    5

INVESTMENT OBJECTIVE AND POLICIES...........................    5

  PORTFOLIO CONSTRUCTION....................................    5

  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

SECURITIES LOANS............................................    7

MANAGEMENT OF THE PORTFOLIO.................................    7

  CONSULTING SERVICES.......................................    8

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    8

PURCHASE OF SHARES..........................................    9

VALUATION OF SHARES.........................................    9

EXCHANGE OF SHARES..........................................   10

REDEMPTION OF SHARES........................................   11
  REDEMPTION PROCEDURE......................................   11
  REDEMPTION OF SMALL ACCOUNTS..............................   11
  IN-KIND REDEMPTIONS.......................................   11

THE FEEDER PORTFOLIO........................................   11

MANAGEMENT'S DISCUSSION AND ANALYSIS........................   12

FINANCIAL HIGHLIGHTS........................................   14

SERVICE PROVIDERS...........................................   15

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------


THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"-- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding fund, or "Master Fund," that in turn purchases stocks, and other securities.



POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.


[SIDEBAR]
The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, stocks of larger non-U.S. companies).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).


4. Purchasing stocks so the portfolio is generally market capitalization weighted.



MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities and the Master Fund that owns them, and, in turn, the Portfolio itself, to rise or fall in value. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you may lose money.


[SIDEBAR]
MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.


TOTAL MARKET CAPITALIZATION is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market-Registered Trademark-

("Nasdaq").
[END SIDEBAR]

INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.


- INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.



FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). The Master Fund in which the Portfolio invests generally does not hedge foreign currency risk.


[SIDEBAR]

"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.

The Portfolio's foreign currency risks generally are not hedged.
[END SIDEBAR]

OTHER RISKS
-----------


SECURITIES LENDING:

----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHART AND TABLE
------------------------------------


The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. Shown are changes in performance from year to year, and how annualized one year, five years and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL
VALUE PORTFOLIO II
Total Returns (%)

1995  11.14
1996   7.63
1997  -3.28
1998  14.89
1999  16.33
2000  -0.22

JANUARY 1995-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
17.85 (1/98-3/98)           -16.93 (7/98-9/98)


  PERIODS ENDING DECEMBER 31, 2000     ONE    FIVE   SINCE 9/94
       ANNUALIZED RETURNS (%)          YEAR   YEARS  INCEPTION
DFA International Value Portfolio II   -0.22   6.78       6.35
MSCI EAFE Index (net dividends)       -14.16   7.13       6.66

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None*

                        ANNUAL FUND OPERATING EXPENSES**
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

    Except as indicated below, the expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 2000.


Management Fee..............................................   0.21%
Other Expenses..............................................   0.32%
                                                              -----
Total Operating Expenses....................................   0.53%***


------------------------

* Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

** The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio. "Other Expenses" include a fee paid to the Shareholder Services Agent of each employer plan or institution at the annual rate of .10% of the aggregate daily value of all shares of the Portfolio that are held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.


*** Beginning on July 1, 1996, the Advisor agreed to waive its administration fee with respect to the Portfolio and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. For purposes of this waiver and assumption, the annualized expenses are those expenses incurred in any period commencing on or after July 1, 1996, consisting of twelve consecutive months. The Advisor was not required to waive any fees for the fiscal year ended November 30, 2000. The Advisor retains the right in its sole discretion to modify or eliminate the waivers of a portion of its fees or its assumption of expenses of the Portfolio in the future. If the Advisor modifies or eliminates the fee waivers or assumption, such change will be set forth in the prospectus.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------        --------        --------        --------
   $54             $170            $296            $665


    The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and the Master Fund.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 2000, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):


                                                                            PERCENTAGE
                                                                              OF NET
MASTER FUND                                                   NET REVENUE     ASSETS
-----------                                                   -----------   ----------
DFA International Value Series..............................  $1,300,000       0.08%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES


    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. Dimensional Investment Group Inc. (the "Fund") contracts with Shareholder Services Agents to provide certain recordkeeping and other services for the benefit of the Portfolio's shareholders. (See "MANAGEMENT OF THE PORTFOLIO.")


DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income and any realized net capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange (the "NYSE") on each day that the NYSE is open for business. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the DFA International Value Series (the "Master Fund") of the DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in the stocks of large non-U.S. companies which the Advisor determines to be value stocks at the time of the purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The Master Fund intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the Master Fund may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Master Fund's asset growth permits, it may invest in the stocks of large companies in other developed markets.


PORTFOLIO CONSTRUCTION


    Under normal market conditions, the DFA International Value Series intends to invest its assets in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Master Fund's assets will be invested in such companies in any one country. As of the date of this prospectus, the Master Fund intends to invest in companies having at least $800 million of market capitalization and the Master Fund intends to purchase securities on a market capitalization weighted basis within each applicable country. The Advisor may reset such floor from time to time to reflect changing market conditions. The Master Fund reserves the right to invest in index futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.



    The Advisor, using its best judgment, will seek to set country weights based on the relative market capitalizations of companies within each country. As a result, the weighting of certain countries in the Master Fund may vary from their weighting in international indices, such as those published by FTSE International, Morgan Stanley Capital International or Salomon/Smith Barney.



    The value criteria used by the Advisor for the Master Fund, as described above, generally apply at the time of purchase by the Master Fund. The Master Fund is not required to dispose of a security if the security's issuer does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities which do meet the value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "Deviation from Market Capitalization Weighing" in this prospectus.


DEVIATION FROM MARKET CAPITALIZATION WEIGHTING


    The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines, in its best judgment, that other conditions exist that make the purchase of such stock for the Master Fund inappropriate.


    Deviation from market capitalization weighting also will occur because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective. A further deviation from market capitalization weighting may occur if the Master Fund invests a portion of its assets in convertible debentures.

    The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. While such purchases might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of eligible large companies with high book to market ratios whose stock are eligible for investment. Only common stocks whose market capitalizations are not less than the minimum on such list will be purchased by the Master Fund. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighing and such deviation could be substantial if a significant amount of the Master Fund's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    Securities which have depreciated in value since their acquisition will not be sold by the Master Fund solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but, when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations and high book to market ratios.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

    For the advisory fees that the Portfolio has incurred for the fiscal year ended November 30, 2000, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $33 billion.


    The Fund and the Trust each bears all of its own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Fund or Trust allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio or Master Fund on the basis of their relative net assets.


CONSULTING SERVICES

    The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the Master Fund. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


    In general, the Portfolio distributes substantially all net investment income and any realized net capital gains in December of each year.


    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date).

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income tax. Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. It is anticipated that either none or only a small portion of the distributions made by the Portfolio will qualify for the corporate dividends received deduction because of the Master Fund's investment in foreign equity securities.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.


    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.



    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from the Portfolio may be eligible for the dividends received deduction or whether certain foreign tax credits or deductions may be available to an investor in the Portfolio.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio to its shareholders and on gains arising on redemption or exchange of the Portfolio's shares. Non-U.S. shareholders are subject to U.S. withholding and estate tax.



    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS regulations concerning taxpayer identification numbers. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by providing and certifying that you are not subject to backup withholding and are not a U.S. person.


    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Shares of the Portfolio are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients, customers or members of certain institutions.

    Provided that shares of the Portfolio are available under an employer's plan or through an institution, shares may be purchased by following the procedures adopted by the respective employer or institution and approved by the Fund's management for making investments. Shares are available through the Shareholder Services Agent designated under the employer's plan or by the institution. Investors who want to consider investing in the Portfolio should contact their employer or institution for details.

    Institutions which purchase shares of the Portfolio for the accounts of their customers may impose separate charges on those customers for account services. The Fund does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer's plan or institution imposes a minimum transaction requirement.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Master Fund are determined as of such times for the purpose of computing the net asset value of the Master Fund. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the Master Fund owns securities that are primarily listed on foreign exchanges which may trade on days when the Portfolio and Master Fund do not price their shares, the net asset value of the Portfolio may change on days when shareholders will not be able to purchase or redeem shares. The net asset value per share of the Master Fund is expressed in U.S. dollars by translating the net assets of the Master Fund using the mean between the most recent quoted bid and asked prices for the dollar as quoted by generally recognized reliable sources.

PUBLIC OFFERING PRICE

    Provided that the Shareholder Services Agent has received the investor's investment instructions in good order and the Portfolio's custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the payment by the custodian. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled in order to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolio is minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost ("reimbursement fee"). Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund which would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charges will be described in the prospectus.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under the employer's 401(k) plan or by the institution, investors may exchange shares of the Portfolio for those of the U.S. Small Cap Value Portfolio II (formerly, the "U.S. 6-10 Value
Portfolio II") or the U.S. Large Cap Value Portfolio II by first completing the necessary documentation as required by the Shareholder Services Agent designated under the employer's plan or by the institution.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing. Exchanges will be accepted only if the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Shareholder Services Agent has received appropriate instructions in the form required by such Shareholder Services Agent.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. However, no taxable gain or loss will normally be recognized by investors exchanging through a 401(k) plan. The Fund reserves the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must furnish a redemption request to the respective Shareholder Services Agent in the form required by such Shareholder Services Agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS


    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.


IN-KIND REDEMPTIONS


    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund, in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The Master Fund reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur charges in converting such currencies to dollars and the value of the currencies may be affected by currency exchange fluctuations.


                              THE FEEDER PORTFOLIO


    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.


    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund, and through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."


                      MANAGEMENT'S DISCUSSION AND ANALYSIS



INTERNATIONAL EQUITY MARKET REVIEW



TWELVE MONTHS ENDING NOVEMBER 30, 2000



    Global equity markets turned in a mixed performance for the period under review, with European markets generally performing well and those in the Pacific Rim doing relatively poorly. The U.S. dollar appreciated relative to most foreign currencies during this period, diminishing net returns for U.S. investors.



                TOTAL RETURNS FOR 12 MONTHS ENDING NOVEMBER 30, 2000



COUNTRY                                                     LOCAL CURRENCY RETURN   U.S. DOLLAR RETURN
-------                                                     ---------------------   ------------------
United Kingdom............................................               -1.68%               -12.48%
France....................................................               14.59%                -0.92%
Germany...................................................                5.80%                -8.53%
Switzerland...............................................                8.51%                -0.56%
Netherlands...............................................               16.04%                 0.33%
Italy.....................................................               28.57%                11.15%
Japan.....................................................              -11.82%               -18.65%
Hong Kong.................................................              -15.33%               -15.70%
Australia.................................................               12.14%                -7.26%
Singapore.................................................              -15.98%               -19.53%



Source: Morgan Stanley Capital International

    The volatile performance of technology stocks, which heavily influenced the U.S. market, appeared to be a global phenomenon to some extent. As a result, international value stocks generally trailed growth stocks for the first quarter of the period under review, but outperformed growth stocks by a wide margin for the subsequent three quarters. For the full twelve-month period ending
November 30, 2000, total returns were -17.65% for the MSCI EAFE Growth Index and -1.70% for the MSCI Value Index. Small companies outperformed large companies internationally, although the margin of superiority was modest: total return for the Salomon Smith Barney Extended Market Index -- EPAC was -8.96% compared to -9.66% for the MSCI EAFE Index (net dividends).



INTERNATIONAL EQUITY PORTFOLIO'S PERFORMANCE OVERVIEW



DFA INTERNATIONAL VALUE PORTFOLIO II



    The DFA International Value Portfolio II seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. The Master Fund held 528 stocks in twenty developed-country markets, as of November 30, 2000, and was essentially fully invested in equities throughout the preceding twelve-month period: cash equivalents averaged less than 1.25% of Fund assets.



    As a result of the Portfolio's diversified approach, performance was principally determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the twelve-month period ending November 30, 2000, value stocks outperformed growth stocks in international markets, mirroring a trend observed in the United States. Total returns were -9.66% for the MSCI EAFE Index (net dividends), -17.65% for the MSCI EAFE Growth Index and -1.70% for the MSCI EAFE Value Index. Total return for the DFA International Value Portfolio II over this period was -0.81%.

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      DFA INTERNATIONAL VALUE PORTFOLIO II

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                              YEAR           YEAR           YEAR           YEAR           YEAR
                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                            NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                              2000           1999           1998           1997           1996
                                            ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period......   $ 12.65        $ 11.55        $ 10.65        $ 11.36        $  9.95
                                             -------        -------        -------        -------        -------
Income from Investment Operations
  Net Investment Income...................      0.23           0.28           0.26           0.17           0.14
  Net Gains (Losses) on Securities
    (Realized and Unrealized).............     (0.32)          1.17           0.99          (0.63)          1.28
                                             -------        -------        -------        -------        -------
    Total from Investment Operations......     (0.09)          1.45           1.25          (0.46)          1.42
                                             -------        -------        -------        -------        -------
Less Distributions
  Net Investment Income...................     (0.25)         (0.24)         (0.22)         (0.15)         (0.01)
  Net Realized Gains......................     (0.21)         (0.11)         (0.13)         (0.10)            --
                                             -------        -------        -------        -------        -------
    Total Distributions...................     (0.46)         (0.35)         (0.35)         (0.25)         (0.01)
                                             -------        -------        -------        -------        -------
Net Asset Value, End of Period............   $ 12.10        $ 12.65        $ 11.55        $ 10.65        $ 11.36
                                             =======        =======        =======        =======        =======
Total Return..............................     (0.80)%        13.03%         12.25%         (4.15)%        14.28%

Net Assets, End of Period (thousands).....   $42,435        $43,213        $36,824        $37,610        $30,018
Ratio of Expenses to Average Net Assets
  (1).....................................      0.53%          0.50%          0.55%          0.63%          0.86%
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses) (1)...........................      0.53%          0.50%          0.55%          0.58%          0.96%
Ratio of Net Investment Income to Average
  Net Assets..............................      1.87%          2.31%          2.01%          1.63%          1.67%
Ratio of Net Investment Income to Average
  Net Assets (excluding waivers and
  assumption of expenses).................      1.87%          2.31%          2.01%          1.68%          1.57%
Portfolio Turnover Rate...................       N/A            N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund
  Series..................................         9%             6%            15%            23%            12%


------------------------


(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.



N/A Refer to the respective Master Fund Series.

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

              CUSTODIAN--DOMESTIC                                 LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098

            CUSTODIAN--INTERNATIONAL                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                 CITIBANK, N.A.                             PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                            200 East Las Olas Boulevard
               New York, NY 10005                                   Suite 1700
                                                            Fort Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

How to get these and other materials:

-  Request free copies from:

   -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

   -- Your shareholder services agent--if you are a client or member of an institution offering the Portfolio.

   -- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.

     Additional materials describing the Fund and Portfolio, as well as the Advisor and its investment approach, are also available.

-  Access current prospectuses on our web site at http://www.dfafunds.com.

- Access them on the EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S

                                 APRIL 1, 2001

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------


Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios. The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is exclusively available to 401(k) plans and clients and members of certain institutions. - Does not charge a sales commission or "load". - Is designed for long-term investors.


                       U.S. LARGE CAP VALUE PORTFOLIO II

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHART AND TABLE.......................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

SECURITIES LENDING REVENUE..................................    4

HIGHLIGHTS..................................................    5

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    5
  DIVIDEND POLICY...........................................    5
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    5

INVESTMENT OBJECTIVE AND POLICIES...........................    5

  PORTFOLIO CONSTRUCTION....................................    5
  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

SECURITIES LOANS............................................    7

MANAGEMENT OF THE PORTFOLIO.................................    7

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    7

PURCHASE OF SHARES..........................................    8

VALUATION OF SHARES.........................................    9

  NET ASSET VALUE...........................................    9
  PUBLIC OFFERING PRICE.....................................    9

EXCHANGE OF SHARES..........................................    9

REDEMPTION OF SHARES........................................   10

  REDEMPTION PROCEDURE......................................   10
  REDEMPTION OF SMALL ACCOUNTS..............................   10
  IN-KIND REDEMPTIONS.......................................   10

THE FEEDER PORTFOLIO........................................   11

MANAGEMENT'S DISCUSSION AND ANALYSIS........................   12

FINANCIAL HIGHLIGHTS........................................   14

SERVICE PROVIDERS...........................................   15

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------


THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"--a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding fund, or "Master Fund," that in turn purchases stocks, and other securities.



POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.


[SIDEBAR]
- The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).


4. Purchasing stocks so the portfolio is generally market capitalization weighted.


The Portfolio uses a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Creating an initial universe of securities based on total market capitalization.

2. Identifying a sub-set of companies meeting the Advisor's investment guidelines.

3. Generally, considering a stock (which may be listed on any principal U.S. exchange or the over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Portfolio.

[SIDEBAR]
- MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

- MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.


- TOTAL MARKET CAPITALIZATION is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market-Registered Trademark- ("Nasdaq").


[END SIDEBAR]

For example, the Master Fund of the U.S. Large Cap Value Portfolio II generally buys stocks whose market capitalizations are in the highest 90% of total market capitalization.



MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause securities owned by the Portfolio, and consequently the Portfolio itself, to rise or fall in value. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you may lose money.


INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

INVESTMENT OBJECTIVE: Long-term capital appreciation.


INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys value stocks of large United States companies on a market capitalization weighted basis.


OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

[SIDEBAR]
- "VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

- In selecting value stocks, the Advisor primarily considers price relative to book value.
[END SIDEBAR]

RISK AND RETURN BAR CHART AND TABLE
------------------------------------


The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. Shown are changes in performance from year to year, and how annualized one year, five years and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE CAP
VALUE PORTFOLIO II
Total Returns (%)

1995  36.98
1996  19.64
1997  27.96
1998  11.96
1999   4.72
2000  10.11

JANUARY 1995-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
16.78 (10/98-12/98)         -17.07 (7/98-9/98)

                          PERIODS ENDING DECEMBER 31, 2000
                                        ONE                 FIVE   SINCE 9/94
 ANNUALIZED RETURNS (%)                 YEAR                YEARS  INCEPTION
U.S. Large Cap
Value Portfolio II                                   10.11  14.60      16.18
Russell 1000 Value Index                              7.02  16.92      18.15

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None *

------------------------

* Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.


                        ANNUAL FUND OPERATING EXPENSES**
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 2000.


Management Fee..............................................   0.11%
Other Expenses..............................................   0.29%
Total Operating Expenses....................................   0.40%***


------------------------


** The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio. "Other Expenses" includes a fee paid to the Shareholder Services Agent of each employer plan or institution at the annual rate of .10% of the aggregate daily value of all shares of the Portfolio that are held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.



*** Beginning on July 1, 1996, the Advisor agreed to waive its administration fee and to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. The Advisor did not need to waive any of its fees for the fiscal year ended November 30, 2000. For purposes of this waiver and assumption, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to change or eliminate such waiver and assumption of expenses in the future. Such change will be set forth in the prospectus.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------        --------        --------        --------
   $41             $128            $224            $505


    The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and Master Fund.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 2000, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):


                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
U.S. Large Cap Value Series.................................    $190,000        0.01%

                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. The Fund contracts with Shareholder Services Agents to provide certain recordkeeping and other services for the benefit of the Portfolio's shareholders. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income and any realized net capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the U.S. Large Cap Value Series (the "Master Fund") of The DFA Investment Trust Company ( the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in the common stocks of large U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The Master Fund generally will invest in a broad and diverse group of the common stocks of large cap companies traded on a principal U.S. exchange or the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the highest 90% of total market capitalization to be large cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the Master Fund. As of December 31, 2000, generally, the market capitalization of a company in the highest 90% of total market capitalization was approximately $2094.0 million or above. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Large Cap Value Series will invest at least 80% of its net assets in securities of large cap U.S. companies. If the Large Cap Value Series changes this investment policy, U.S. Large Cap Value Portfolio II will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


PORTFOLIO CONSTRUCTION


    Ordinarily, the Master Fund intends to invest in a broad and diverse group of readily marketable common stocks of large cap U.S. companies with high book to market ratios, as described above. The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.


    The Master Fund is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. It is management's belief that the value stocks of large U.S. companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the Master Fund involves greater risk than including a large number of them.

    The total market capitalization range, and the value criteria used by the Advisor for the Master Fund, as described above, generally apply at the time of purchase by the Master Fund. The Master Fund is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING


    The Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines, in its best judgment, that other conditions exist that make the inclusion of such security inappropriate.


    Deviation from strict market capitalization weighting will also occur because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced, from time to time, from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in high quality, highly liquid fixed income securities, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective. The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of large U.S. companies with high book to market ratios whose stock is eligible for investment. Only common stocks whose market capitalizations are greater than the minimum on such list will be purchased by the Master Fund. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the Master Fund's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    As described above, investments will be made in virtually all eligible securities on a market capitalization weighted basis. The Master Fund does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Generally, securities will be purchased with the expectation that they will be held for longer than one year. The Master Fund may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Master Fund. In addition, the Master Fund may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Master Fund. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

    For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 2000, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $33 billion.


    Dimensional Investment Group Inc. (the "Fund") and the Trust each bears all of its own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the costs of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Fund or Trust allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and the Master Fund on the basis of their relative net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


    In general, the Portfolio distributes substantially all net investment income and any realized net capital gains annually in December of each year.


    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date).


    Dividends and distributions paid to a 401(k) plan accumulate free of federal income tax. Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.


    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.


    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.


    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Non-U.S. shareholders may be subject to U.S. withholding and estate tax.



    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS regulations concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are not a U.S. person.


    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Shares of the Portfolio are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients, customers or members of certain institutions. Provided that shares of the Portfolio are available under an employer's plan or through an institution, shares may be purchased by following the procedures adopted by the respective employer or institution and approved by the Fund's management for making investments. Shares are available through the Shareholder Services Agent designated under the employer's plan or by the institution. Investors who want to consider investing in the Portfolio should contact their employer or institution for details. Institutions which purchase shares of the Portfolio for the accounts of their customers may impose separate charges on those customers for account services. The Fund does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer's plan or institution imposes a minimum transaction requirement.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

PUBLIC OFFERING PRICE

    Provided that the Shareholder Services Agent has received the investor's investment instructions in good order and the Custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the payment by the Custodian. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

    Management believes that any dilutive effective of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost (a "reimbursement fee"). However, a reimbursement fee may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund which would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charge will be described in the prospectus.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under the employer's 401(k) plan or by the institution, investors may exchange shares of the Portfolio for those of the DFA International Value Portfolio II or the U.S. Small Cap Value Portfolio II (formerly, the "U.S. 6-10 Value Portfolio II") by completing the necessary documentation as required by the Shareholder Services Agent designated under the employer's plan or by the institution.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing. Exchanges will be accepted only if the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Shareholder Services Agent has received appropriate instructions in the form required by such Shareholder Services Agent.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must furnish a redemption request to the respective Shareholder Services Agent in the form required by such Shareholder Services Agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS


    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less, because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.


IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO

    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.

    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                      MANAGEMENT'S DISCUSSION AND ANALYSIS



U.S. EQUITY MARKET REVIEW



TWELVE MONTHS ENDING NOVEMBER 30, 2000



    The overriding factor in explaining equity market performance for the period under review was a sharp reversal in relative performance between growth and value stocks. For the quarter ending February 28, 2000, growth stocks outperformed value stocks, continuing a pattern established throughout calendar years 1998 and 1999. During this period, total return for the Russell 1000 Growth Index was 10.39% compared to -10.02% for the Russell 1000 Value Index. The resulting spread of 20.41% was, at that time, the largest since the inception of the Russell indices in 1979. The margin of superiority for growth stocks was even greater among small companies: total return for the Russell 2000 Growth Index exceeded that of the Russell 2000 Value Index by 37.14%, also a record high.



INDEX                                 3 MOS ENDING 2/28/00   9 MOS ENDING 11/30/00   12 MOS ENDING 11/30/00
-----                                 --------------------   ---------------------   ----------------------
Russell 1000 Growth.................              10.39%                 -19.87%                 -11.56%
Russell 1000 Value..................             -10.02%                  13.80%                   2.40%
Russell 2000 Growth.................              43.65%                 -40.15%                 -14.02%
Russell 2000 Value..................               6.51%                   7.30%                  14.29%



Source: Frank Russell Co.



    These roles were reversed during the remainder of the period ending November 30, 2000, with value stocks outperforming growth stocks by a wide margin. The sharp decline in growth stocks more than erased the performance edge over value stocks established earlier in the period.



    A major factor in the performance of growth stocks was the extremely volatile behavior of companies in the technology and communications sectors, which together represented 40.5% of the market value of the S&P 1500 Composite Index as of February 28, 2000. The Nasdaq Composite Index, which is heavily represented by such firms, advanced sharply in the early months of the period under review, reaching a record high of 5,048.62 on March 10, 2000, an increase of 51.3% from November 30, 1999. The index subsequently fell sharply throughout the summer and fall, closing at 2,597.93 on November 30, 2000, a decline of 48.5% from the peak in March.



    While technology and communications issues fell sharply, many issues in the energy, utility, financial, and transportation sectors were performing well. The Dow Jones Transportation Average, for example, rose 34.8% between February 28 and November 30, 2000, while the Nasdaq Composite Index over this period fell -44.7%.



    Small company stocks experienced volatile results as well, with the smallest firms exhibiting the most extreme behavior. For the quarter ending February 28, 2000, total returns were 45.82% for the U.S. Micro Cap Portfolio, 28.76% for the U.S. Small Cap Portfolio (both portfolios are managed by the Advisor), and 27.61% for the Russell 2000 Index. Over the subsequent three quarters, total returns were -27.73% for the U.S. Micro Cap Portfolio, -17.61% for the U.S. Small Cap Portfolio, and -22.10% for the Russell 2000 Index.



DOMESTIC EQUITY PORTFOLIOS' PERFORMANCE OVERVIEW



U.S. LARGE CAP VALUE PORTFOLIO II



    The U.S. Large Cap Value Portfolio II seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. The Master Fund held 198 stocks as of November 30, 2000, and was essentially fully invested in equities throughout the preceding twelve-month period: cash equivalents averaged less than 1.0% of Fund assets.



    As a result of the Portfolio's diversified approach, performance was principally determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the twelve-month period ending November 30, 2000, small company stocks generally outperformed large company stocks, and value stocks generally outperformed growth issues. Total returns were -4.21% for the S&P 500-Registered Trademark- Index, and 2.40% for the Russell 1000 Value Index. Total return for the U.S. Large Cap Value Portfolio II over this period was 2.78%.

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       U.S. LARGE CAP VALUE PORTFOLIO II

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                       YEAR         YEAR         YEAR         YEAR         YEAR
                                       ENDED        ENDED        ENDED        ENDED        ENDED
                                     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,
                                       2000         1999         1998         1997         1996
                                     ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of
  Period...........................  $  19.15     $  19.82     $  18.72     $  15.43     $  12.72
                                     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..............      0.32         0.34         0.32         0.24         0.20
Net Gains (Losses) on Securities
  (Realized and Unrealized)........      0.07         0.46         1.74         3.50         2.54
                                     --------     --------     --------     --------     --------
Total from Investment Operations...      0.39         0.80         2.06         3.74         2.74
                                     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Net Investment Income..............     (0.34)       (0.33)       (0.25)       (0.20)       (0.03)
Net Realized Gains.................     (2.54)       (1.14)       (0.71)       (0.25)          --
                                     --------     --------     --------     --------     --------
Total Distributions................     (2.88)       (1.47)       (0.96)       (0.45)       (0.03)
                                     --------     --------     --------     --------     --------
Net Asset Value, End of Period.....  $  16.66     $  19.15     $  19.82     $  18.72     $  15.43
                                     ========     ========     ========     ========     ========
Total Return.......................      2.78%        4.42%       11.69%       24.98%       21.59%

Net Assets, End of Period
  (thousands)......................  $ 33,364     $ 37,540     $ 45,135     $ 50,369     $ 26,079
Ratio of Expenses to Average Net
  Assets (1).......................      0.40%        0.37%        0.39%        0.45%        0.82%
Ratio of Net Investment Income to
  Average Net Assets...............      1.88%        1.58%        1.44%        1.62%        1.80%
Portfolio Turnover Rate............       N/A          N/A          N/A          N/A          N/A
Portfolio Turnover Rate of Master
  Fund Series......................        26%          43%          25%          18%          20%


------------------------


(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.



N/A  Refer to the respective Master Fund Series

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

                   CUSTODIAN                                      LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098





                             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                   200 East Las Olas Boulevard
                                            Suite 1700
                                    Fort Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

How to get these and other materials:
---------------------------------

-  Request free copies from:

    -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

    -- Your shareholder services agent--if you are a client or member of an institution offering the Portfolio.

    -- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.

-  Access current prospectuses on our web site at dfafunds.com.

- Access them on the EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is abailable by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S

                                 APRIL 1, 2001

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------


Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios.
Each Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent
 of a separate mutual fund. - Is exclusively available to 401(k) plans. - Does not charge a sales
          commission or "load". - Is designed for long-term investors.


                      DFA INTERNATIONAL VALUE PORTFOLIO IV
                         EMERGING MARKETS PORTFOLIO II

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIOS......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHARTS AND TABLES.....................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

SECURITIES LENDING REVENUE..................................    5
HIGHLIGHTS..................................................    5
  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    5
  DIVIDEND POLICY...........................................    5
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    5

INVESTMENT OBJECTIVES AND POLICIES..........................    6
  DFA INTERNATIONAL VALUE PORTFOLIO IV......................    6
  PORTFOLIO CONSTRUCTION....................................    6
  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    7

  EMERGING MARKETS PORTFOLIO II.............................    7
  PORTFOLIO CONSTRUCTION....................................    9

EQUITY PORTFOLIOS...........................................    9

SECURITIES LOANS............................................    9

MANAGEMENT OF THE PORTFOLIOS................................   10

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............   10

PURCHASE OF SHARES..........................................   11

VALUATION OF SHARES.........................................   12

EXCHANGE OF SHARES..........................................   13

REDEMPTION OF SHARES........................................   14
  REDEMPTION PROCEDURE......................................   14
  REDEMPTION OF SMALL ACCOUNTS..............................   14
  IN-KIND REDEMPTIONS.......................................   14

THE FEEDER PORTFOLIOS.......................................   14

MANAGEMENT'S DISCUSSION AND ANALYSIS........................   15

FINANCIAL HIGHLIGHTS........................................   18

SERVICE PROVIDERS...........................................   20

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS
-------------------


THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios are "Feeder Portfolios" -- portfolios that do not buy individual securities directly. Instead, they invest in corresponding funds called "Master Funds." Master Funds in turn purchase stocks, bonds and/or other securities.



POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, a Portfolio might encounter operational or other complications.


[SIDEBAR]
- A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Funds. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

Dimensional Fund Advisors Inc. (the "Advisor") believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, stocks of larger non-U.S. companies).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).


4. Purchasing stocks so the portfolio is generally market capitalization weighted.



MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Master Funds that own them, and, in turn, the Portfolios to rise or fall. Because the value of your investment in a Portfolio will fluctuate, there is the risk that you may lose money.


[SIDEBAR]
- MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

- MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

[END SIDEBAR]

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

DFA INTERNATIONAL VALUE PORTFOLIO IV

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.


- INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.


[SIDEBAR]
- "VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.
[END SIDEBAR]


FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). The Master Funds in which the Portfolios invest generally do not hedge foreign currency risk.


EMERGING MARKETS PORTFOLIO II

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Invest in a Master Fund that buys stocks of larger emerging markets companies.

EMERGING MARKETS RISK: Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. Risks generally associated with foreign securities and currencies also apply.

[SIDEBAR]
- In selecting value stocks, the Advisor primarily considers price relative to book value.

-  The Portfolios' foreign currency risks generally are not hedged.

- "Emerging Markets" are countries with less developed economies not yet at the level of the world's mature economies.
[END SIDEBAR]

OTHER RISKS
-----------


SECURITIES LENDING:

----------------

The Master Funds purchased by the Portfolios may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------


The Bar Charts and Tables below illustrate the variability of each Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolios. Shown are changes in performance from year to year, and how annualized one year and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL
VALUE PORTFOLIO IV

TOTAL RETURNS (%)
1998               15.55
1999               16.89
2000                0.31

JANUARY 1998-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
18.10 (1/98-3/98)           -16.79 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000   ONE    SINCE 9/97
     ANNUALIZED RETURNS (%)        YEAR   INCEPTION
DFA International Value
Portfolio IV                        0.31       7.47
MSCI EAFE Index (net dividends)   -14.16       7.49

EMERGING MARKETS PORTFOLIO II

TOTAL RETURNS (%)
1998                -8.37
1999                74.06
2000               -28.55

JANUARY 1998-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
32.08 (10/98-12/98)         -21.84 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000   ONE    SINCE 9/97
     ANNUALIZED RETURNS (%)        YEAR   INCEPTION
Emerging Markets
Portfolio II                      -28.91      -1.40
MSCI Emerging Markets Free Index  -31.80     -10.84

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):


REIMBURSEMENT FEE (AS PERCENTAGE OF OFFERING PRICE)
DFA International Value Portfolio IV........................  None
Emerging Markets Portfolio II(1)............................  0.50%


------------------------

(1) Reimbursement fees are charged to purchasers of the Emerging Markets Portfolio II's shares for reimbursement of the Portfolio's corresponding
    Master Fund. They serve to offset costs incurred by the Master Fund when investing the proceeds from the sale of shares and therefore stabilize the return of the Master Fund for all existing shareholders.

                        ANNUAL FUND OPERATING EXPENSES*
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

    Except as indicated below, the expenses in the following tables are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 2000.


DFA INTERNATIONAL VALUE PORTFOLIO IV
Management Fee..............................................   0.27%
Other Expenses..............................................   0.14%
Total Operating Expenses....................................   0.41%**

EMERGING MARKETS PORTFOLIO II***
Management Fee..............................................   0.50%
Other Expenses..............................................   0.72%
Total Operating Expenses....................................   1.22%**


------------------------

* The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.


** The Annual Fund Operating Expenses for the fiscal year ended November 30, 2000 have been restated to reflect the expenses of the Portfolios without fee payments by Plan sponsors. Prior to January 1, 2001, each sponsor of a Plan that invested in a Portfolio had made voluntary, monthly payments to the Portfolio in an amount equal to that portion of the aggregate fees and expenses incurred by the Portfolio relating to the Plan's investment. For the fiscal year ended November 30, 2000, the amount of fees reimbursed by Plan sponsors equaled 0.41% of DFA International Value Portfolio IV's average net assets and 0.82% of Emerging Markets Portfolio II's average net assets.



*** Effective August 1, 1997, the Advisor has agreed to waive the administration fee of 0.40% per year on the first $50 million of average net assets payable by the Emerging Markets Portfolio II. Such fee waiver arrangement may be terminated by the Advisor at any time. For the fiscal year ended
    November 30, 2000, the impact of the fee arrangement for Emerging Markets Portfolio II was as follows:



Total Operating Expenses....................................  1.22%
Fee Waiver by Advisor.......................................  0.40%
Net Expenses................................................  0.82%

                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.


    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
DFA International Value Portfolio IV........................    $ 42       $132       $230      $  518
Emerging Markets Portfolio II*..............................    $174       $435       $717      $1,520


    The table summarizes the aggregate estimated annual operating expenses of both the Portfolios and their Master Funds.


* If the Example for Emerging Markets Portfolio II included the fee waiver by the Advisor, your costs would be as follows:



                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                --------   --------   --------   --------
                                  $133       $310       $503      $1,058


                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 2000, the DFA International Value Portfolio IV received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of its Master Fund (see "SECURITIES LOANS"):


                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
DFA International Value Series..............................  $1,300,000        0.08%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides each Portfolio with administrative services and also serves as investment advisor to each Series. (See "MANAGEMENT OF THE PORTFOLIOS.")

DIVIDEND POLICY


    Each Portfolio generally distributes dividends from its net investment income in December of each year and will distribute any realized net capital gains annually after the end of the Fund's fiscal year in November. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")


PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the DFA International Value Portfolio IV are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The shares of the Emerging Markets Portfolio II may be purchased at a public offering price which is equal to the net asset value of its shares plus a reimbursement fee equal to
 .50% of the value of such shares. The value of a Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVES AND POLICIES

DFA INTERNATIONAL VALUE PORTFOLIO IV


    The investment objective of the DFA International Value Portfolio IV is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the DFA International Value Series (the "International Value Series") of The DFA Investment Trust Company (the "Trust") which has the same investment objective and policies as the Portfolio. The International Value Series invests in the stocks of large non-U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the International Value Series' asset growth permits, it may invest in the stocks of large companies in other developed markets.


PORTFOLIO CONSTRUCTION


    Under normal market conditions, the International Value Series will invest its assets in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.



    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization and the Series intends to purchase securities on a market capitalization weighted basis within each applicable country. The Advisor may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Advisor, using its best judgment, will seek to set country weights based on relative market capitalizations of companies within each country. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices, such as those published by FTSE International, Morgan Stanley Capital International or Salomon/Smith Barney.



    The value criteria used by the Advisor for the International Value Series, as described above, generally apply at the time of purchase by the International Value Series. The International Value Series is not required to dispose of a security if the security's issuer no longer meets the current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "Deviation from Market Capitalization Weighting" in this prospectus.


DEVIATION FROM MARKET CAPITALIZATION WEIGHTING


    The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines, in its best judgment, that other conditions exist that make the purchase of such stock for the International Value Series inappropriate.

    Deviation from market capitalization weighting also will occur because the International Value Series intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the International Value Series may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the International Value Series' assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the International Value Series' investment objective. A further deviation from market capitalization weighting may occur if the International Value Series invests a portion of its assets in convertible debentures.

    The International Value Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the Series may acquire securities eligible for purchase or otherwise represented in its portfolio at the time of the exchange in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the International Value Series.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the International Value Series take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of eligible large companies with high book to market ratios whose stock are eligible for investment. Only common stocks whose market capitalizations are equal to or more than the minimum on such list will be purchased by the International Value Series. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the International Value Series' holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general.

EMERGING MARKETS PORTFOLIO II


    The investment objective of the Emerging Markets Portfolio II is to achieve long-term capital appreciation. Emerging Markets Portfolio II pursues its objective by investing all of its assets in the Emerging Markets Series of the Trust, which has the same investment objective and policies as the Portfolio. The Emerging Markets Series invests in emerging markets designated by the Investment Committee of the Advisor ("Approved Markets"). The Series invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter ("OTC") markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts ("IDRs") or American Depository Receipts ("ADRs").


    The Emerging Markets Series will seek a broad market coverage of larger companies within each Approved Market. This Series will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least in the upper 40% of such capitalization, and can be as large as 75%. The Emerging Markets Series may limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.


    The Emerging Markets Series may not invest in all such companies or Approved Markets described above or achieve approximate market weights, for reasons which include constraints imposed within

Approved Markets (e.g., restrictions on purchases by foreigners), and the Series' policy not to invest more than 25% of its assets in any one industry.



    As a non-fundamental policy, under normal circumstances, the Emerging Markets Series will invest at least 80% of its net assets in emerging markets investments that are defined in this prospectus as Approved Market securities. If the Emerging Market Series changes this investment policy, Emerging Markets Portfolio II will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. Approved Market securities are defined to be (a) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market,
(b) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country,
(c) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets, (d) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and (e) Approved Markets equity securities in the form of depositary shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets.



    The Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. Approved emerging markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor will take into account, among other things, market liquidity, investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Emerging Markets Series.


    As of the date of this prospectus, the following countries are designated as Approved Markets: Argentina, Brazil, Chile, Greece, Hungary, Indonesia, Israel, Korea, Malaysia, Mexico, Philippines, Poland, Republic of China (Taiwan), Thailand and Turkey. Countries that may be approved in the future include but are not limited to Colombia, Czech Republic, India, Jordan, Republic of South Africa, Venezuela and Zimbabwe.


    Pending the investment of new capital in Approved Market equity securities, the Emerging Markets Series will typically invest in money market instruments or other highly liquid debt instruments denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, the Emerging Markets Series may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Series does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.



    The Emerging Markets Series also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although they intend to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it will be necessary or advisable for the Emerging Markets Series to establish a wholly-owned subsidiary or a trust for the purpose of investing in the local markets.

PORTFOLIO CONSTRUCTION


    The Emerging Markets Series' policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. Even though a company's stock may meet the applicable market capitalization criterion, it may not be included in the Series for one or more of a number of reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Internal Revenue Code of 1986, as amended). To this extent, there will be the exercise of discretion and consideration by the Advisor which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500 Index). The Advisor will also exercise discretion in determining the allocation of investments as between Approved Markets.



    For the purpose of converting U.S. dollars to another currency, or vice versa, or converting one foreign currency to another foreign currency, the Emerging Markets Series may enter into forward foreign exchange contracts. In addition, to hedge against changes in the relative value of foreign currencies, the Emerging Markets Series may purchase foreign currency futures contracts. The Emerging Markets Series will only enter into such a futures contract if it is expected that the Series will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Series may suffer a loss.


                               EQUITY PORTFOLIOS

    Securities, including those eligible for purchase, may be disposed of at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will not be sold to realize short-term profits. However, when circumstances warrant, they may be sold without regard to the length of time held.

                                SECURITIES LOANS

    The Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to a Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Each Portfolio is also authorized to lend its portfolio securities. However, to the extent it holds only shares of its corresponding Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIOS

    The Advisor serves as investment advisor to each Master Fund. As such, it is responsible for the management of their respective assets. Investment decisions for the Master Funds are made by the

Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides each Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

    For the advisory fees that the Portfolios have incurred for the fiscal year ended November 30, 2000, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $33 billion.


    The Dimensional Investment Group Inc. (the "Fund") and the Trust bear all of their own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. The expenses of the Fund which are not allocable to a particular Portfolio are borne by each Portfolio on the basis of its relative net assets. Similarly, the expenses of the Trust which are not allocable to a particular Master Fund are borne by each Master Fund on the basis of its relative net assets.


CONSULTING SERVICES

    The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited (formerly DFA Australia Ltd.) ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the Master Funds. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


    In general, each Portfolio distributes substantially all of its net investment income in December of each year. Both Portfolios will distribute any realized net capital gains annually after the end of the Fund's fiscal year.


    Shareholders of the Portfolios will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date).

    Certain investments by the Master Funds may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes. In addition, the sale or redemption by a 401(k) plan of a Portfolio's shares will not be subject to federal income taxes.


    The Portfolios may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% in value of the total assets of the Emerging Markets Portfolio II is invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders its pro rata share of foreign income taxes paid by the Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of these foreign taxes paid by the Portfolio and will be entitled either to deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code. The DFA International Value Portfolio IV invests in a Master Fund organized as a corporation and will not be permitted to pass through a credit or deduction for foreign withholding taxes that it pays.



    The Portfolios are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS regulations concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are not a U.S. person.


    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolios.

                               PURCHASE OF SHARES

    Shares of the Portfolios are sold only to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Code and whose sponsors contribute to the Portfolios' fees and expenses as set forth in this prospectus (see "ANNUAL FUND OPERATING EXPENSES").

    Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Shares are available through the service agent designated under the employer's plan. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES


    If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by its corresponding Master Fund or otherwise represented in the portfolio of the Master Fund as described in this prospectus. Shares may also be purchased in exchange for local currencies in which such securities of the corresponding Master Fund are denominated. Securities and local currencies accepted by the Fund for exchange and Portfolio shares to be issued in exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio (or its corresponding Master Fund) whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of either Portfolio with local currencies should first contact the Advisor for wire instructions.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the corresponding Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio (or its corresponding Master Fund) under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the corresponding Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset value per share of each Portfolio and Master Fund is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of each Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. Securities which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Master Funds are determined as of such times for the purpose of computing the net asset value of such Master Fund. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the Master Funds own securities that are primarily listed on foreign exchanges which may trade on days when the Portfolios and Master Funds do not price their shares, the net asset value of a Portfolio may change on days when shareholders will not be able to purchase or redeem shares. The net asset value per share of each Master Fund is expressed in U.S. dollars by translating the net assets of the Master Fund using the mean between the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources.

    Certain of the securities holdings of the Emerging Markets Series in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, a Master Fund might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Master Fund may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require a Master Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that a Master Fund makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Trustees, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Master Fund from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Master Fund.

    Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Master Fund are determined each day as of such close.

PUBLIC OFFERING PRICE

    Provided that a service agent designated under a 401(k) plan has received the investor's investment instructions in good order and a Portfolio's custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the payment by the custodian. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

    It is management's belief that payment of a reimbursement fee by investors, which is used to defray significant costs associated with investing proceeds of the sale of their shares to such investors, will eliminate a dilutive effect such costs would otherwise have on the net asset value of shares held by previous investors. Therefore, the shares of the Emerging Markets Portfolio II are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee equal to 0.50% of the net asset value per share. The amount of the reimbursement fee represents management's estimate of the costs reasonably anticipated to be associated with the purchase of securities by the Emerging Markets Series and is paid to the Master Fund and used by it to defray such costs. Such costs include brokerage commissions on listed securities and imputed commissions on OTC securities. Reinvestments of dividends and capital gains distributions paid by the Emerging Markets Portfolio II and in-kind investments are not subject to a reimbursement fee. The shares of the DFA International Value Portfolio IV are currently sold at net asset value, without imposition of a reimbursement fee.

                               EXCHANGE OF SHARES


    Provided such transactions are permitted under an employer's 401(k) plan, investors may exchange shares of one Portfolio described in this prospectus for shares in the other Portfolio by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact the service agent of your plan for further information.


    The minimum amount for an exchange is $100,000. The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of any of the Portfolios or otherwise adversely affect the Fund, the exchange privilege may be terminated, and any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.


    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the service agent has received appropriate instructions in the form required by such service agent and provided that such service agent has provided proper documentation to the Advisor. Exchanges into the Emerging Markets Portfolio II are subject to a reimbursement fee; therefore, shares of that Portfolio being purchased in an exchange will be purchased at a public offering price which is equal to the net asset value of its shares plus a reimbursement fee equal to
 .50% of the value of such shares.


    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. No taxable gain or loss will normally be recognized by investors exchanging through a 401(k) plan. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of or reject any exchange, or waive the minimum amount requirement as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    An investor who desires to redeem shares of a Portfolio must furnish a redemption request to the service agent designated under a 401(k) plan in the form required by such service agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC Inc.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS


    With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific portfolio is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the shares in the account for a specific portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.


IN-KIND REDEMPTIONS

    When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities from the Portfolio's corresponding Master Fund in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. The Portfolios also reserve the right to redeem their shares in the currencies in which their Master Fund's investments are denominated. Investors may incur brokerage charges and other transaction costs in selling such securities and converting such currencies to dollars. Also, the value of foreign securities or currencies may be affected by currency exchange fluctuations.

                             THE FEEDER PORTFOLIOS


    Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact the DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.


    The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. this arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, it may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."


                      MANAGEMENT'S DISCUSSION AND ANALYSIS



INTERNATIONAL EQUITY MARKET REVIEW



TWELVE MONTHS ENDING NOVEMBER 30, 2000



    Global equity markets turned in a mixed performance for the period under review, with European markets generally performing well and those in the Pacific Rim doing relatively poorly. The U.S. dollar appreciated relative to most foreign currencies during this period, diminishing net returns for U.S. investors.

                TOTAL RETURNS FOR 12 MONTHS ENDING NOVEMBER 30, 2000



COUNTRY                                                     LOCAL CURRENCY RETURN   U.S. DOLLAR RETURN
-------                                                     ---------------------   ------------------
United Kingdom............................................               -1.68%               -12.48%
France....................................................               14.59%                -0.92%
Germany...................................................                5.80%                -8.53%
Switzerland...............................................                8.51%                -0.56%
Netherlands...............................................               16.04%                 0.33%
Italy.....................................................               28.57%                11.15%
Japan.....................................................              -11.82%               -18.65%
Hong Kong.................................................              -15.33%               -15.70%
Australia.................................................               12.14%                -7.26%
Singapore.................................................              -15.98%               -19.53%



Source: Morgan Stanley Capital International



    The volatile performance of technology stocks, which heavily influenced the U.S. market, appeared to be a global phenomenon to some extent. As a result, international value stocks generally trailed growth stocks for the first quarter of the period under review, but outperformed growth stocks by a wide margin for the subsequent three quarters. For the full twelve-month period ending November 30, 2000, total returns were -17.65% for the MSCI EAFE Growth Index and -1.70% for the MSCI Value Index. Small companies outperformed large companies internationally, although the margin of superiority was modest: total return for the Salomon Smith Barney Extended Market Index -- EPAC was -8.96% compared to -9.66% for the MSCI EAFE Index (net dividends).



    Emerging country equity markets performed poorly, with a number of countries exhibiting sharply negative returns. The period under review was marked by unstable political and financial conditions in several countries, and rising oil prices placed an additional burden on emerging market economies already struggling with high debt levels.



                TOTAL RETURNS FOR 12 MONTHS ENDING NOVEMBER 30, 2000



COUNTRY                                                       TOTAL RETURNS (U.S $)
-------                                                       ---------------------
Argentina...................................................             -23.94%
Brazil......................................................              -6.33%
Chile.......................................................              -7.03%
Greece......................................................             -52.59%
Israel......................................................              10.94%
Indonesia...................................................             -43.61%
Malaysia....................................................              -0.64%
Mexico......................................................              -7.62%
Philippines.................................................             -41.36%
Turkey......................................................             -21.21%



Source: DataStream International



INTERNATIONAL EQUITY PORTFOLIOS' PERFORMANCE OVERVIEW



DFA INTERNATIONAL VALUE PORTFOLIO IV



    The DFA International Value Portfolio IV seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. The Master Fund held 528 stocks in twenty developed-country markets, as of November 30, 2000, and was essentially fully invested in equities throughout the preceding twelve-month period: cash equivalents averaged less than 1.25% of Fund assets.



    As a result of the Portfolio's diversified approach, performance was principally determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the twelve-month period ending November 30, 2000, value stocks outperformed growth stocks in international markets, mirroring a trend observed in the United States. Total returns were -9.66% for the MSCI EAFE Index (net dividends), -17.65% for the MSCI EAFE Growth Index and -1.70% for the MSCI EAFE Value Index. Total return for the DFA International Value Portfolio IV over this period was -0.24%.



EMERGING MARKETS PORTFOLIO II



    The Emerging Markets Portfolio II seeks to capture the returns of large company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to closely track a specific equity index. As of November 30, 2000, the Portfolio held 475 stocks, and assets were allocated among fourteen countries: Israel (11.1%), Malaysia (9.3%), Brazil (8.6%), Greece (8.3%), Thailand (8.2%), Turkey (7.8%), Mexico
(7.7%), Chile (7.1%), South Korea (6.6%), Argentina (6.6%), Philippines (5.6%), Indonesia (4.9%), Hungary (2.9%), and Poland (2.7%). These allocations reflect a weighting scheme that targets equal weighting among countries. Hungary, Philippines, and Poland receive a half-weight, due to their small size and low liquidity relative to other emerging markets. Throughout the tweleve-month period ending November 30, 2000, the Master Fund was essentially fully invested in equities: cash equivalents averaged less than 3.0% of Fund assets.



    As a result of the Portfolio's diversified approach, performance was principally determined by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the twelve-month period ending November 30, 2000, emerging markets stocks underperformed developed-country stocks. Total returns were -9.66% for the MSCI EAFE Index (net dividends), and -24.92% for the MSCI Emerging Markets Free Index (price-only). Total return during this period for the Emerging Markets Portfolio II was -21.73%.

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the period of that Portfolio's operations. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, are included in the Fund's annual report which is available upon request.

                       DIMENSIONAL INVESTMENT GROUP INC.

                    THE DFA INTERNATIONAL VALUE PORTFOLIO IV

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                    YEAR        YEAR            YEAR          AUGUST 15,
                                                    ENDED       ENDED           ENDED             TO
                                                  NOV. 30,    NOV. 30,        NOV. 30,         NOV. 30,
                                                    2000        1999            1998             1997
                                                  ---------   ---------       ---------       -----------
Net Asset Value, Beginning of Period............  $  11.19    $  10.07         $  9.05          $ 10.00
                                                  --------    --------         -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...........................      0.20        0.30            0.23             0.08
Net Gains (Losses) on Securities (Realized and
  Unrealized)...................................     (0.22)       1.04            0.92            (1.03)
                                                  --------    --------         -------          -------
Total from Investment Operations................     (0.02)       1.34            1.15            (0.95)
                                                  --------    --------         -------          -------
LESS DISTRIBUTIONS
Net Investment Income...........................     (0.22)      (0.22)          (0.13)              --
Net Realized Gains..............................     (0.05)         --              --               --
                                                  --------    --------         -------          -------
Total Distributions.............................     (0.27)      (0.22)          (0.13)              --
                                                  --------    --------         -------          -------
Net Asset Value, End of Period..................  $  10.90    $  11.19         $ 10.07          $  9.05
                                                  ========    ========         =======          =======
Total Return....................................     (0.24)%     13.58%          12.74%           (9.50)%#

Net Assets, End of Period (thousands)...........  $ 96,607    $121,276         $98,764          $97,570
Ratio of Expenses to Average Net Assets (1).....      0.41%(a)     0.41%(a)       0.44%(a)         0.47%*(a)
Ratio of Net Investment Income to Average Net
  Assets........................................      1.97%(a)     2.32%(a)       2.09%(a)         2.65%*(a)
Portfolio Turnover Rate.........................       N/A         N/A             N/A              N/A
Portfolio Turnover Rate of Master Fund Series...         9%          6%             15%              23%*(b)


------------------------

*    Annualized

#   Non-Annualized

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.


(a) The plan's sponsor has voluntarily contributed to the Portfolio an amount equal to that portion of the aggregate fees and expenses incurred by the Portfolio and its respective pro-rata share of its Master Fund Series' expenses relating to the plan's investment.


(b)  Calculated for the year ended November 30, 1997.

N/A  Refer to the respective Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         EMERGING MARKETS PORTFOLIO II

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                        YEAR       YEAR           YEAR         AUG. 15
                                                       ENDED      ENDED          ENDED            TO
                                                      NOV. 30,   NOV. 30,       NOV. 30,       NOV. 30,
                                                        2000       1999           1998           1997
                                                      --------   --------       --------       --------
Net Asset Value, Beginning of Period................  $  10.08   $  6.57         $ 7.50         $10.00
                                                      --------   -------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)........................      0.09      0.09           0.07          (0.01)
Net Gains (Losses) on Securities (Realized and
  Unrealized).......................................     (2.26)     3.50          (0.94)         (2.49)
                                                      --------   -------         ------         ------
Total from Investment Operations....................     (2.17)     3.59          (0.87)         (2.50)
                                                      --------   -------         ------         ------
LESS DISTRIBUTIONS
Net Investment Income...............................     (0.08)    (0.08)         (0.06)            --
Net Realized Gains..................................        --        --             --             --
                                                      --------   -------         ------         ------
Total Distributions.................................     (0.08)    (0.08)         (0.06)            --
                                                      --------   -------         ------         ------
Net Asset Value, End of Period......................  $   7.83   $ 10.08         $ 6.57         $ 7.50
                                                      ========   =======         ======         ======
Total Return........................................    (21.73)%   55.31%          9.76%        (25.00)%#

Net Assets, End of Period (thousands)...............  $ 10,465   $13,476         $6,337         $8,858
Ratio of Expenses to Average Net Assets (1)(a)......      0.82%     0.76%          1.21%          1.35%*
Ratio of Expenses to Average Net Assets (excluding
  waivers and assumption of expenses) (1)(a)........      1.22%     1.16%          1.61%          1.75%*
Ratio of Net Investment Income to Average Net
  Assets (a)........................................      0.98%     0.94%          1.00%         (0.20)%*
Ratio of Net Investment Income to Average Net Assets
  (excluding waivers and assumption of expenses)
  (a)...............................................      0.58%     0.54%          0.60%         (0.60)%*
Portfolio Turnover Rate.............................       N/A       N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund Series.......        12%       16%            10%             1%*(b)


------------------------

*    Annualized

#   Non-Annualized

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.


(a) The plan's sponsor has voluntarily contributed to the Portfolio an amount equal to that portion of the aggregate fees and expenses incurred by the Portfolio and its respective pro-rata share of its Master Fund Series expenses relating to the plan's investment.


(b)  Items calculated for the year ended November 30, 1997.

N/A  Refer to the respective Master Fund Series.

                               SERVICE PROVIDERS



               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

              CUSTODIAN--DOMESTIC                                 LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098

           CUSTODIANS--INTERNATIONAL                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                 CITIBANK, N.A.                             PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                            200 East Las Olas Boulevard
               New York, NY 10005                                   Suite 1700
            THE CHASE MANHATTAN BANK                         Ft. Lauderdale, FL 33301
            4 Chase Metrotech Center
               Brooklyn, NY 11245

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and its Portfolios in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

How to get these and other materials:

-  Request free copies from:

    -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolios.

    -- The Fund--if you represent a 401(k) plan sponsor. Call collect at
      (310) 395-8005.

    Additional materials describing the Fund and Portfolios, as well as the Advisor and its investment approach, are also available.

-  Access current prospectuses on our web site at http://www.dfafunds.com.

- Access them on the EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S

                                 APRIL 1, 2001

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------


    Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios.
 The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the
     equivalent of a separate mutual fund. - Is generally only available to institutional investors,
     retirement plans and clients of registered investment advisors. - Does not charge a sales commission or "load". - Is
                  designed for long-term investors. - Requires
                   a minimum initial purchase of $5 million.


                   THE DFA SMALL CAP INSTITUTIONAL PORTFOLIO
                (FORMERLY, THE DFA 6-10 INSTITUTIONAL PORTFOLIO)

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHART AND TABLE.......................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

SECURITIES LENDING REVENUE..................................    4

HIGHLIGHTS..................................................    5

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    5
  DIVIDEND POLICY...........................................    5
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    5

INVESTMENT OBJECTIVE AND POLICIES...........................    5

  PORTFOLIO CONSTRUCTION....................................    5
  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

SECURITIES LOANS............................................    7

MANAGEMENT OF THE PORTFOLIO.................................    7

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    8

PURCHASE OF SHARES..........................................    9

  IN-KIND PURCHASES.........................................    9

VALUATION OF SHARES.........................................   10

  NET ASSET VALUE...........................................   10
  PUBLIC OFFERING PRICE.....................................   10

EXCHANGE OF SHARES..........................................   11

REDEMPTION OF SHARES........................................   11

  REDEMPTION PROCEDURE......................................   11
  REDEMPTION OF SMALL ACCOUNTS..............................   12
  IN-KIND REDEMPTIONS.......................................   12
THE FEEDER PORTFOLIO........................................   12

MANAGEMENT'S DISCUSSION AND ANALYSIS........................   13

FINANCIAL HIGHLIGHTS........................................   15

SERVICE PROVIDERS...........................................   16

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
-------------------


THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"-- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding fund, or "Master Fund," that in turn purchases stocks, and other securities.



POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.

[SIDEBAR]
-The Master Fund buys securities directly. The Portfolio invests in the Master
 Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).


4. Purchasing stocks so the portfolio is generally market capitalization weighted.


The Portfolio uses a market capitalization segmentation approach. Broadly speaking, this technique involves:
1. Creating an initial universe of securities based on total market capitalization.

2. Identifying a sub-set of companies meeting the Advisor's investment guidelines.

3. Generally, considering a stock (which may be listed on any principal U.S. exchange or the over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Portfolio.
[SIDEBAR]
-MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

-MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.


-TOTAL MARKET CAPITALIZATION is based on the market capitalization of all U.S.
 operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market-Registered Trademark- ("Nasdaq").

[END SIDEBAR]

The Master Fund of The DFA Small Cap Institutional Portfolio (formerly, The DFA 6-10 Institutional Portfolio) generally purchases stocks whose market capitalizations are in the lowest 8% of total market capitalization.



MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities and the Master Fund that owns them, and, in turn, the Portfolio itself, to rise or fall in value. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you may lose money.


INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund which buys stocks of small United States companies on a market capitalization weighted basis.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.

OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHART AND TABLE
------------------------------------


The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. Shown are changes in performance from year to year, and how annualized 1 year, 5 years and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

THE DFA SMALL CAP INSTITUTIONAL PORTFOLIO
(FORMERLY, THE DFA 6-10 INSTITUTIONAL PORTFOLIO)

TOTAL RETURNS (%)
1994               -1.03
1995               30.51
1996               18.12
1997               24.51
1998               -5.26
1999               25.62
2000                2.73

JANUARY 1994-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
20.07 (4/99-6/99)           -22.04 (7/98-9/98)


    PERIODS ENDING DECEMBER 31, 2000        ONE   FIVE   SINCE 6/93
         ANNUALIZED RETURNS (%)            YEAR   YEAR   INCEPTION
The DFA Small Cap Institutional Portfolio   2.73  12.45      13.03
Russell 2000 Index                         -3.03  10.32      11.70

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None

                        ANNUAL FUND OPERATING EXPENSES*
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

    The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 2000.


Management Fee..............................................   0.10%
Other Expenses..............................................   0.08%
Total Operating Expenses....................................   0.18%**


------------------------

* The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.


** Beginning November 30, 1993, the Advisor agreed to waive its administration fee and to reimburse expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than 0.20% of the average net assets of the Portfolio on an annualized basis. For purposes of this waiver and assumption of expenses, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to change or eliminate such waiver in the future. Such change will be set forth in the prospectus. The Advisor did not need to waive fees or reimburse expenses of the Portfolio during the fiscal year ended November 30, 2000.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------        --------        --------        ---------
   $18             $58             $101            $230


    The table summarizes the aggregate estimated annual operating expenses before any waivers of both the Portfolio and the Master Fund.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 2000, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):


                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
U.S. Small Cap Series.......................................  $1,249,000        0.17%

                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes substantially all of its net investment income and any net realized capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The minimum initial purchase requirement for the Portfolio's shares is $5,000,000. There is no minimum purchase requirement for subsequent purchases. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the U.S. Small Cap Series (formerly, the U.S. 6-10 Small Company Series) (the "Master Fund") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in securities of small U.S. companies generally having readily marketable securities. Company size will be determined for purposes of the Master Fund solely on the basis of a company's market capitalization. "Market capitalization" will be calculated by multiplying the price of a company's stock by the number of its shares of common stock. The Advisor believes that over the long term the investment performance of small companies in the U.S. is superior to that of large companies, although the share price may fluctuate more in the short-term.

PORTFOLIO CONSTRUCTION


    The Master Fund will generally invest in a broad and diverse group of the common stocks of small cap companies traded on a principal U.S. exchange or on over-the-counter market. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the lowest 8% of total market capitalization to be small cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the Master Fund. As of December 31, 2000, generally, the market capitalization of a company in the lowest 8% of total market capitalization was approximately
$1567.3 million or below. This dollar amount may change due to market conditions. The Master Fund may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Master Fund. It is the intention of the Master Fund to acquire a portion of the common stock of eligible companies on a market capitalization weighted basis. In addition, the Master Fund is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures").

Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of the Master Fund's total assets at the time of purchase.



    The Master Fund is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the Master Fund is approximately keyed to that security's market capitalization compared to all securities eligible for purchase. The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the United States. As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Series will invest at least 80% of its net assets in securities of small cap companies. If the U.S. Small Cap Series changes this investment policy, The DFA Small Cap Institutional Portfolio will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    Even though a company's stock may meet the market capitalization criterion, it may not be purchased if (i) in the Advisor's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or (iii) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will not be acquired (except as a part of a merger, consolidation or acquisition of assets). In addition, the Advisor may exclude the stock of a company that otherwise meets the market capitalization criterion if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for the Master Fund inappropriate.

    Deviation from strict market capitalization weighting will also occur in the Master Fund because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in interest-bearing obligations, such as money-market instruments, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective.

    The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Master Fund may acquire securities eligible for purchase or otherwise represented in its portfolio at the time of the exchange in exchange for the issuance of its shares. (See "In-Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

    Changes in composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a not less than semi-annual basis, the Advisor will determine the market capitalization of the largest small company in which the Master Fund may invest. Common stocks whose market capitalizations are not greater than such company will be purchased for the Master Fund. Additional investments generally will not be made in securities which have appreciated in value sufficiently to be excluded from the Advisor's then current market capitalization limit for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting and such deviation could be substantial if a significant amount of the Master Fund's holdings increase in value sufficiently to be excluded from the limit for eligible securities, but not by a sufficient amount to warrant their sale. A further deviation from market capitalization may occur if the Master Fund invests a portion of its assets in privately placed convertible debentures.

    On a periodic basis, the Advisor will review the Master Fund's holdings and determine which, at the time of such review, are no longer considered small U.S. companies. Securities which have depreciated in value since their acquisition will not be sold by the Master Fund solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances, including (but not limited to) tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities will not be sold to realize short-term profits, but, when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalizations.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution. Subject to this goal, such transactions may be placed with brokers which have assisted in the sale of the Portfolio's shares. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 2000, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $33 billion.



    Dimensional Investment Group Inc. (the "Fund") and the Trust each bears all of its own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Fund or Trust allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and Master Fund on the basis of their relative net assets.


                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


    In general, the Portfolio distributes substantially all net investment income together with any net realized capital gains in December of each year.


    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date), unless upon written notice to the Advisor, the shareholder selects one of the following options:

       Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

       Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

       Cash Option--to receive both income dividends and capital gains distributions in cash.


    Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.


    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.


    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.


    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio and on gains arising on redemption or exchange of Portfolio shares. Non-U.S. shareholders may be subject to U.S. withholding and estate tax.

    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS regulations concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are not a U.S. person.


    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Investors may purchase shares of the Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor, and all investors must complete and submit an Account Registration Form.

    The minimum initial purchase requirement for the Portfolio's shares is $5,000,000. Once the minimum purchase requirement is satisfied, further investments in the Portfolio are not subject to any minimum purchase requirement. The Fund reserves the right to reduce or waive the minimum investment requirement, to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

    Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds (Federal Funds) by wire to the custodian, for the account of Dimensional Investment Group Inc. (The DFA Small Cap Institutional Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares by check should send their check to Dimensional Investment Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

    Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES


    If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Master Fund or otherwise represented in its portfolio as described in this prospectus. Securities accepted by the Fund for exchange and shares of the Portfolio to be issued in the exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer.


    The Fund will not accept securities in exchange for shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. To the extent that the Master Fund holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to special procedures adopted by the Board of Trustees, than would a fund that holds a smaller number of securities. The Master Fund is more likely to hold illiquid securities than would a fund that invests in larger capitalization companies. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.


PUBLIC OFFERING PRICE

    Provided that the Advisor has received the investor's Account Registration Form in good order and the custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the investor's funds by the custodian. "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor has been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled in order to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without the imposition of a fee that would be used to reimburse the Portfolio for such cost ("reimbursement fee"). However, reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund. Any such charges will be described in the prospectus.

                               EXCHANGE OF SHARES

    Investors may exchange shares of the Portfolio for those of another portfolio in the Fund or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"). Investors should first contact the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then completing an Exchange Form and mailing it to:

                       Dimensional Investment Group Inc.
                            Attn: Client Operations
                         1299 Ocean Avenue, 11th Floor
                             Santa Monica, CA 90401

    The minimum amount for an exchange into a portfolio of DFAIDG is $100,000. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. Investors may contact the Advisor at the above-listed phone number for a list of those portfolios of DFAIDG that accept exchanges.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund or DFAIDG, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must first contact the Advisor at (310) 395-8005. The Portfolio will redeem shares at the net asset value of such shares next determined, either: (1) where stock certificates have not been issued, after receipt of a written request for redemption in good order by the Portfolio's transfer agent or (2) if stock certificates have been issued, after receipt of the stock certificates in good order at the office of the transfer agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents.

    Shareholders redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire on an authorization form filed with the Fund, may request that redemption proceeds be paid in federal funds wired to the bank they have designated on the authorization form. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after notification to shareholders. No charge is made by the Fund for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for further investments. (See "PURCHASE OF SHARES.")

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS


    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.


IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO


    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.


    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."


                      MANAGEMENT'S DISCUSSION AND ANALYSIS



U.S. EQUITY MARKET REVIEW



TWELVE MONTHS ENDING NOVEMBER 30, 2000



    The overriding factor in explaining equity market performance for the period under review was a sharp reversal in relative performance between growth and value stocks. For the quarter ending February 28, 2000, growth stocks outperformed value stocks, continuing a pattern established throughout calendar years 1998 and 1999. During this period, total return for the Russell 1000 Growth Index was 10.39% compared to -10.02% for the Russell 1000 Value Index. The resulting spread of 20.41% was, at that time, the largest since the inception of the Russell indices in 1979. The margin of superiority for growth stocks was even greater among small companies: total return for the Russell 2000 Growth Index exceeded that of the Russell 2000 Value Index by 37.14%, also a record high.



INDEX                                 3 MOS ENDING 2/28/00   9 MOS ENDING 11/30/00   12 MOS ENDING 11/30/00
-----                                 --------------------   ---------------------   ----------------------
Russell 1000 Growth.................              10.39%                 -19.87%                 -11.56%
Russell 1000 Value..................             -10.02%                  13.80%                   2.40%
Russell 2000 Growth.................              43.65%                 -40.15%                 -14.02%
Russell 2000 Value..................               6.51%                   7.30%                  14.29%



Source: Frank Russell Co.



    These roles were reversed during the remainder of the period ending
November 30, 2000, with value stocks outperforming growth stocks by a wide margin. The sharp decline in growth stocks more than erased the performance edge over value stocks established earlier in the period.



    A major factor in the performance of growth stocks was the extremely volatile behavior of companies in the technology and communications sectors, which together represented 40.5% of the market value of the S&P 1500 Composite Index as of February 28, 2000. The Nasdaq Composite Index, which is heavily represented by such firms, advanced sharply in the early months of the period under review, reaching a record high of 5,048.62 on March 10, 2000, an increase of 51.3% from November 30, 1999. The index subsequently fell sharply throughout the summer and fall, closing at 2,597.93 on November 30, 2000, a decline of 48.5% from the peak in March.



    While technology and communications issues fell sharply, many issues in the energy, utility, financial, and transportation sectors were performing well. The Dow Jones Transportation Average, for example, rose 34.8% between February 28 and November 30, 2000, while the Nasdaq Composite Index over this period fell -44.7%.



    Small company stocks experienced volatile results as well, with the smallest firms exhibiting the most extreme behavior. For the quarter ending February 28, 2000, total returns were 45.82% for the U.S. Micro Cap Portfolio (a Portfolio managed by the Advisor), 28.89% for the DFA Small Cap Institutional Portfolio, and 27.61% for the Russell 2000 Index. Over the subsequent three quarters, total returns were -27.73% for the U.S. Micro Cap Portfolio, -17.47% for the DFA Small Cap Institutional Portfolio, and -22.10% for the Russell 2000 Index.



DOMESTIC EQUITY PORTFOLIO'S PERFORMANCE OVERVIEW



DFA SMALL CAP INSTITUTIONAL PORTFOLIO



    The DFA Small Cap Institutional Portfolio seeks to capture the returns of U.S. small company stocks by purchasing shares of a Master Fund that invests in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to closely track a specific equity index. As of November 30, 2000, the Master Fund held 3,599 stocks, and was essentially fully invested in equities throughout the preceding twelve-month period: cash equivalents averaged less than 2.5% of Fund assets.



    As a result of the Portfolio's diversified approach, performance was principally determined by broad structural trends in the securities markets, rather than the behavior of a limited number of stocks. For the twelve-month period ending November 30, 2000, small company stocks generally outperformed large company stocks. Total returns were -4.21% for the S&P 500-Registered Trademark- Index and -0.59% for the Russell 2000 small company index. Total return for the DFA Small Cap Institutional Portfolio over this period was 6.38%.

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.

                       DIMENSIONAL INVESTMENT GROUP INC.


                   THE DFA SMALL CAP INSTITUTIONAL PORTFOLIO
                (FORMERLY, THE DFA 6-10 INSTITUTIONAL PORTFOLIO)


                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                YEAR        YEAR           YEAR           YEAR           YEAR
                                                ENDED       ENDED          ENDED          ENDED          ENDED
                                              NOV. 30,    NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                2000        1999           1998           1997           1996
                                              ---------   ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period....      $  11.13    $   9.80        $ 11.90        $ 14.60        $ 12.79
                                              --------    --------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................          0.08        0.08           0.08           0.08           0.13
Net Gains (Losses) on Securities
  (Realized and Unrealized).............          0.60        1.66          (1.10)          2.46           2.22
                                              --------    --------        -------        -------        -------
Total from Investment Operations........          0.68        1.74          (1.02)          2.54           2.35
                                              --------    --------        -------        -------        -------
LESS DISTRIBUTIONS
Net Investment Income...................         (0.08)      (0.08)         (0.08)         (0.13)         (0.02)
Net Realized Gains......................         (0.86)      (0.33)         (1.00)         (5.11)         (0.52)
                                              --------    --------        -------        -------        -------
Total Distributions.....................         (0.94)      (0.41)         (1.08)         (5.24)         (0.54)
                                              --------    --------        -------        -------        -------
Net Asset Value, End of Period..........      $  10.87    $  11.13        $  9.80        $ 11.90        $ 14.60
                                              ========    ========        =======        =======        =======
Total Return............................          6.38%      18.47%         (9.09)%        26.52%         19.04%

Net Assets, End of Period (thousands)...      $150,975    $135,107        $98,680        $15,968        $10,990
Ratio of Expenses to Average Net Assets
  (1)...................................          0.18%       0.20%          0.20%          0.20%          0.20%
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses) (1).........................          0.18%       0.21%          0.22%          0.40%          0.38%
Ratio of Net Investment Income to
  Average Net Assets....................          0.67%       0.89%          1.26%          0.77%          0.47%
Ratio of Net Investment Income to
  Average Net Assets (excluding waivers
  and assumption of expenses)...........          0.67%       0.88%          1.24%          0.57%          0.28%
Portfolio Turnover Rate.................           N/A         N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund
  Series................................            38%         29%            29%            30%            32%


------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A  Refer to the Master Fund Series.

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

                   CUSTODIAN                                      LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098




                             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                   200 East Las Olas Boulevard
                                            Suite 1700
                                     Ft. Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

TO OBTAIN DOCUMENTS:


-  Access them on our website at http://www.dfafunds.com.


- If you represent an institutional investor, registered investment advisor or other qualifying investor, call collect at (310) 395-8005.

- Access them on the EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330)

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S

                                 APRIL 1, 2001

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.


Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios.
       Each of the investment company's Portfolios has its own investment objective and policies, and is the
       equivalent of a separate mutual fund. The Portfolios described in this Prospectus:
                  Are generally available only to 401(k) plans
                       or other similar retirement plans.
                   Do not charge sales commissions or loads.
                           Are designed for long-term
                                   investors.


                 PORTFOLIOS FOR INVESTORS SEEKING TO INVEST IN:

                           DOMESTIC EQUITY SECURITIES

      U.S. Large Company Portfolio K   U.S. Small XM Value Portfolio K
                                       (formerly, U.S. 4-10 Value
                                       Portfolio K)
      U.S. Large Cap Value Portfolio   U.S. Small Cap Portfolio K
      K                                (formerly, U.S. 6-10 Small
                                       Company Portfolio K)

                        INTERNATIONAL EQUITY SECURITIES

      DFA International Value          Emerging Markets Portfolio K
      Portfolio K

                            FIXED INCOME SECURITIES

      DFA One-Year Fixed Income        DFA Two-Year Global Fixed
      Portfolio K                      Income Portfolio K

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                PAGE
RISK/RETURN SUMMARY.........................................         1

  HIGHLIGHTS ABOUT ALL THE PORTFOLIOS.......................         1
  MANAGEMENT................................................         1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............         2
  OTHER RISKS...............................................         4
  RISK AND RETURN BAR CHARTS AND TABLES.....................         5

FEES AND EXPENSES...........................................        10

SECURITIES LENDING REVENUE..................................        11

HIGHLIGHTS..................................................        11

U.S. LARGE COMPANY PORTFOLIO K..............................        12

STANDARD & POORS--INFORMATION AND DISCLAIMERS...............        13

U.S. VALUE PORTFOLIOS.......................................        14

U.S. SMALL CAP PORTFOLIO K..................................        15

DFA INTERNATIONAL VALUE PORTFOLIO K.........................        16

EMERGING MARKETS PORTFOLIO K................................        17

FIXED INCOME PORTFOLIOS.....................................        18

PORTFOLIO TRANSACTIONS--EQUITY PORTFOLIOS...................        22

SECURITIES LOANS............................................        22

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING..............        22

MANAGEMENT OF THE FUNDS.....................................        23

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............        24

ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS.........        25

PURCHASE OF SHARES..........................................        25

VALUATION OF SHARES.........................................        26

EXCHANGE OF SHARES..........................................        28

REDEMPTION OF SHARES........................................        28

THE MASTER-FEEDER STRUCTURE.................................        29

SERVICE PROVIDERS...........................................        31

RISK/RETURN SUMMARY

HIGHLIGHTS ABOUT ALL THE PORTFOLIOS
---------------------------------


THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios, called "Feeder Portfolios," do not buy individual securities directly. Instead, they invest in corresponding funds called "Master Funds." Master Funds in turn purchase stocks, bonds and/or other securities.



POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. As a result, a Feeder Portfolio might encounter operational or other complications. While this structure is designed to reduce costs, it may not do so.


[SIDEBAR]
A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns. [END SIDEBAR]

MANAGEMENT: Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for each Master Fund. (A Feeder Portfolio does not need an investment manager.)

INVESTMENT APPROACH -- DOMESTIC AND INTERNATIONAL
--------------------------------------------------
EQUITY PORTFOLIOS
----------------


The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not individual stock picking. It places priority on limiting expenses, portfolio turnover and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.



PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:


1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).


4. Purchasing stocks so the portfolio is generally market capitalization weighted.


U.S. Large Company Portfolio K buys a Master Fund that is managed differently. Because this Master Fund is an index fund, its only criteria for holding a stock is whether the stock is in the S&P 500-Registered Trademark- Index.

The Master Funds in which the U.S. Large Cap Value Portfolio K, U.S. Small XM Value Portfolio K and U.S. Small Cap Portfolio K invest use a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Creating an initial universe of securities based on total market capitalization.

2. Identifying a sub-set of companies meeting the Advisor's investment guidelines.

3. Generally, considering a stock (which may be listed on any principal U.S. exchange or the over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Portfolio.

[SIDEBAR]
MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.


TOTAL MARKET CAPITALIZATION is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market-Registered Trademark- ("Nasdaq").


[END SIDEBAR]

For example, the U.S. Large Cap Value Portfolio K's Master Fund generally purchases stocks whose market capitalizations are in the highest 90% of total market capitalization. Similarly, the U.S. Small XM Value Portfolio K's Master Fund generally purchases stocks in the range of the lowest 2.5% to 12.5% of total market capitalization, and the U.S. Small Cap Portfolio K's Master Fund generally purchases stocks whose market capitalizations are in the lowest 8% of total market capitalization.


INVESTMENT APPROACH -- FIXED INCOME PORTFOLIOS
----------------------------------------------

Generally, the Advisor structures a portfolio by:

1.  Setting a maturity range.

2.  Implementing the Advisor's quality and eligibility guidelines.

3.  Purchasing securities with a view to maximizing returns.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

MARKET RISK:
-----------


Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Master Funds that own them, to rise or fall. Fixed income Master Funds are particularly sensitive to changing interest rates. Because the value of your investment in a Portfolio will fluctuate, there is the risk that you may lose money.


DOMESTIC EQUITY PORTFOLIOS:

U.S. LARGE COMPANY PORTFOLIO K
----------------------------

- INVESTMENT OBJECTIVE: Produce returns similar to those of the S&P 500-Registered Trademark- Index.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that invests in S&P 500-Registered Trademark- Index stocks in about the same proportions as they are found in the S&P 500-Registered Trademark- Index.

THE U.S. VALUE PORTFOLIOS
----------------------

U.S. LARGE CAP VALUE PORTFOLIO K
U.S. SMALL XM VALUE PORTFOLIO K (FORMERLY, U.S. 4-10 VALUE PORTFOLIO K)

-  INVESTMENT OBJECTIVE(S): Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases value stocks of U.S. companies on a market capitalization weighted basis.


- HOW THE PORTFOLIOS DIFFER: The Master Funds focus on different parts of the value stocks universe:


   - U.S. Large Cap Value Portfolio K -- Large capitalization stocks.


   - U.S. Small XM Value Portfolio K -- Small capitalization stocks, generally not purchasing the smallest micro capitalization stocks and including the larger small capitalization stocks.


[SIDEBAR]
ABOUT THE S&P 500-REGISTERED TRADEMARK- INDEX: The Standard & Poor's 500 Composite Stock Price Index is market capitalization weighted. Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall.

"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends and book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.
[END SIDEBAR]

MARKET RISK: Although securities of larger firms fluctuate relatively less, economic, political and issuer specific events will cause the value of all securities to fluctuate.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.

U.S. SMALL CAP PORTFOLIO K (FORMERLY, U.S. 6-10 SMALL COMPANY PORTFOLIO K)
-----------------------

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases small and very small company stocks using a market cap weighted approach.

RISK OF VERY SMALL COMPANIES: Securities of very small firms are often less liquid than those of larger companies. As a result, the stocks of very small companies may fluctuate more in price than the stocks of larger companies.

INTERNATIONAL EQUITY PORTFOLIOS:

DFA INTERNATIONAL VALUE PORTFOLIO K

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases value stocks of large non-U.S. companies on a market capitalization weighted basis in each country in which the Master Fund invests.

[SIDEBAR]

The Portfolios and Master Funds do not hedge their foreign currency risks.

[END SIDEBAR]

EMERGING MARKETS PORTFOLIO K

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that buys stocks of larger emerging market companies.

[SIDEBAR]
EMERGING MARKETS are countries with less developed economies not yet at the level of the world's mature economies.
[END SIDEBAR]


FOREIGN SECURITIES AND CURRENCIES RISK -- DFA INTERNATIONAL VALUE AND EMERGING MARKETS PORTFOLIOS: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). The Master Funds in which the Portfolios invest generally do not hedge foreign currency risk.


EMERGING MARKETS RISK -- EMERGING MARKETS PORTFOLIO K: Risks generally associated with foreign securities and currencies may be greater in emerging market countries than other foreign countries. Numerous emerging market countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw their assets from, these markets. Additional restrictions may be imposed under emergency conditions. Risks generally associated with foreign securities and currencies also apply.

FIXED INCOME PORTFOLIOS:

DFA ONE-YEAR FIXED INCOME PORTFOLIO K

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income investments with an average maturity of one year or less.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that generally invests in high quality obligations maturing in one year or less. The Master Fund may, however, take a large position in higher yielding securities maturing within two years. It also intends to concentrate its investments in the banking industry if particular conditions occur.

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income instruments maturing in two years or less.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that buys debt instruments with maturities of two years or less. Issuers may include the U.S. and other national governments, supranational organizations (e.g., the World Bank) and domestic and foreign corporations. The Master Fund hedges all foreign currency risks. It also intends to concentrate its investments in the banking industry if particular conditions occur.

RISKS OF BANKING CONCENTRATION: Focus on the banking industry would link the performance of the DFA One-Year Fixed Income Portfolio K and the DFA Two-Year Global Fixed Income Portfolio K to changes in performance of the banking industry generally. For example, a change in the market's perception of the riskiness of banks compared to non-banks would cause the Portfolios' values to fluctuate. Additional risks of concentrating in the banking industry include changes in general market and economic conditions (for example, increases in interest rates may have a negative impact on banking industry profitablility), industry consolidation, and changing regulatory requirements.

OTHER RISKS
-----------

DERIVATIVES:
----------


Derivatives are securities, such as futures contracts, whose values are derived from those of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). DFA Two-Year Global Fixed Income Portfolio K's Master Fund uses foreign currency contracts to hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.


SECURITIES LENDING:
----------------

The Master Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------

The Bar Charts and Tables below illustrate the variability of each Master Fund's returns, and are meant to provide some indication of the risks of investing in the Portfolios. Because the Portfolios are new, the returns shown in the Bar Charts and Tables are for the corresponding Master Funds and have been adjusted to reflect the anticipated expenses of the Portfolios. Shown are changes in performance from year to year, and how annualized 1 year, 5 year, and 10 year (or since inception if shorter) returns compare with those of broad measures of market performance. Past performance is not an indication of future results. Reimbursement fees applicable to purchases of shares in the Emerging Markets Portfolio K are not reflected in the Bar Chart. If these fees were reflected, your returns in the Emerging Markets Portfolio K would be less than those shown in the Bar Chart.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE COMPANY PORTFOLIO K

TOTAL RETURNS (%)
1991               29.68
1992                6.97
1993                9.52
1994                1.06
1995               36.53
1996               22.11
1997               32.40
1998               27.98
1999               20.12
2000               -9.91

JANUARY 1991-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
21.26 (10/98-12/98)         -10.06 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000   ONE   FIVE    TEN
     ANNUALIZED RETURNS (%)       YEAR   YEARS  YEARS
U.S. Large Company Portfolio K    -9.91  17.49  16.72
S&P 500 Index                     -9.10  18.35  17.46

U.S. LARGE CAP VALUE PORTFOLIO K

TOTAL RETURNS (%)
1994               -4.88
1995               37.86
1996               19.71
1997               27.58
1998               11.47
1999                4.32
2000                9.71

JANUARY 1994-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
16.65 (10/98-12/98)         -17.18 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000  ONE   FIVE   SINCE 4/93
     ANNUALIZED RETURNS (%)       YEAR  YEARS  INCEPTION
U.S. Large Cap Value Portfolio K  9.71  14.27      13.93
Russell 1000 Value Index          7.02  16.92      16.15

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. SMALL CAP PORTFOLIO K
(FORMERLY, U.S. 6-10 SMALL COMPANY PORTFOLIO K)

TOTAL RETURNS (%)
1993               13.17
1994               -1.82
1995               29.52
1996               17.05
1997               23.55
1998               -6.09
1999               24.70
2000                1.86

JANUARY 1993-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
19.82 (4/99-6/99)           -22.22 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000   ONE   FIVE   SINCE 4/92
     ANNUALIZED RETURNS (%)       YEAR   YEARS  INCEPTION
U.S. Small Cap Portfolio K         1.86  11.52      12.21
Russell 2000 Index                -3.03  10.32      12.02

U.S. SMALL XM VALUE PORTFOLIO K (FORMERLY, U.S. 4-10 VALUE PORTFOLIO K)

TOTAL RETURNS (%)
1999                5.82
2000               11.09

JANUARY 1999-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
23.96 (4/99-6/99)           -22.34 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000   ONE   SINCE 3/98
     ANNUALIZED RETURNS (%)       YEAR   INCEPTION
U.S. Small XM Value Portfolio K   11.09       0.40
Russell 2000 Value Index          22.80       2.98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL
VALUE PORTFOLIO K

TOTAL RETURNS (%)
1995               11.07
1996                7.32
1997               -3.59
1998               14.31
1999               15.72
2000               -0.67

JANUARY 1995-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
17.78 (1/98-3/98)           -17.00 (7/98-9/98)

 PERIODS ENDING DECEMBER 31, 2000
      ANNUALIZED RETURNS (%)         ONE YEAR  FIVE YEARS  SINCE 3/94 INCEPTION
DFA International Value Portfolio K     -0.67        6.33                  6.39
MSCI EAFE Index (net dividends)        -14.16        7.13                  6.76

DFA ONE-YEAR FIXED INCOME PORTFOLIO K

TOTAL RETURNS (%)
1991               8.08
1992               4.56
1993               3.78
1994               1.85
1995               7.32
1996               5.15
1997               5.37
1998               5.05
1999               3.97
2000               6.07

JANUARY 1991-DECEMBER 2000
     HIGHEST QUARTER         LOWEST QUARTER
2.37 (1/95-3/95)            0.11 (1/94-3/94)

  PERIODS ENDING DECEMBER 31, 2000
       ANNUALIZED RETURNS (%)          ONE YEAR  FIVE YEARS  TEN YEARS
DFA One-Year Fixed Income Portfolio K      6.07        5.12       5.11
Three-Month U.S. Treasury Bills            6.19        5.38       5.07

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EMERGING MARKETS PORTFOLIO K

TOTAL RETURNS (%)
1995                 2.05
1996                10.84
1997               -19.45
1998               -10.03
1999                70.51
2000               -29.69

JANUARY 1995-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
31.39 (10/98-12/98)         -22.14 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000   ONE    FIVE   SINCE 5/94
     ANNUALIZED RETURNS (%)        YEAR   YEARS  INCEPTION
Emerging Markets Portfolio K      -30.04  -0.84       0.44
MSCI Emerging Markets Free Index  -31.80  -6.15      -5.26

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K

TOTAL RETURNS (%)
1997               5.31
1998               5.86
1999               3.95
2000               5.83

JANUARY 1997-DECEMBER 2000
     HIGHEST QUARTER         LOWEST QUARTER
1.87 (4/97-6/97)            0.84 (4/99-6/99)

PERIODS ENDING DECEMBER 31, 2000
     ANNUALIZED RETURNS (%)       ONE YEAR  SINCE 3/96 INCEPTION
      DFA TWO-YEAR GLOBAL
Fixed Income Portfolio K              5.83                  5.55
Merrill Lynch 1-3 Year
Government Index                      8.00                  6.05
Merrill Lynch 1-3 Year
Government/Corporate Index*           8.08                  6.11

*The Merrill Lynch 1-3 Year Government/Corporate Index is a more widely recognized and more broadly based index than the Merrill Lynch 1-3 Year Government Index, and is replacing the latter for comparison purposes.

                               FEES AND EXPENSES

    This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

REIMBURSEMENT FEES (AS PERCENTAGE OF OFFERING PRICE)(1)

Emerging Markets Portfolio K ........................................  0.50%

------------------------

 (1) Reimbursement fees are charged to purchasers of shares and paid to the Emerging Markets Portfolio K, except in the case of certain purchases permitted to be made by exchange. (See "EXCHANGE OF SHARES.") The reimbursement fees serve to offset costs incurred by the Portfolio when investing the proceeds from the sale of its shares. (See "VALUATION OF SHARES-Public Offering Price" for a more complete description of reimbursement fees.) The corresponding Master Fund charges a reimbursement fee to purchasers of shares equal to the reimbursement fee charged by the Portfolio as set forth above.

ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                                                                                              TOTAL
                                                                   SHAREHOLDER    OTHER      ANNUAL
          ANNUAL FUND OPERATING EXPENSES              MANAGEMENT   SERVICE FEE   EXPENSES   OPERATING
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)           FEE(1)         (2)         (3)      EXPENSES
---------------------------------------------------   ----------   -----------   --------   ---------
U.S. Large Company Portfolio K.....................      0.15%         0.25%       0.47%      0.87%
U.S. Large Cap Value Portfolio K...................      0.25%         0.25%       0.29%      0.79%
U.S. Small XM Value Portfolio K*...................      0.40%         0.25%       0.46%      1.11%
U.S. Small Cap Portfolio K*........................      0.35%         0.25%       0.41%      1.01%
DFA International Value Portfolio K................      0.40%         0.25%       0.37%      1.02%
Emerging Markets Portfolio K.......................      0.50%         0.25%       0.89%      1.64%
DFA One-Year Fixed Income Portfolio K..............      0.15%         0.25%       0.41%      0.81%
DFA Two-Year Global Fixed Income Portfolio K.......      0.15%         0.25%       0.47%      0.87%


------------------------


*Prior to the date of this prospectus, these Portfolios were named as indicated below:



NAME                                                       FORMER NAME
----                                                       -----------
U.S. Small XM Value Portfolio K.........................   U.S. 4-10 Value Portfolio K
U.S. Small Cap Portfolio K..............................   U.S. 6-10 Small Company Portfolio K


(1) The "Management Fee" includes an investment advisory fee payable by the Master Fund and an administration fee payable by the Portfolio.

(2) An amount up to 0.25% of the Portfolio's average net assets may be used to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to 401(k) plan shareholders and their plan participants. Service agents may be paid directly by the Fund, or by the Fund through the Advisor in its capacity of providing administrative services.


(3) "Other Expenses" are annualized estimates based on anticipated fees and expenses payable by both the Master Fund and the Portfolio through the fiscal year ending November 30, 2001.

EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the specified Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and current reimbursement fees apply. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS
                                                              --------   --------
U.S. Large Company Portfolio K..............................    $ 89       $278
U.S. Large Cap Value Portfolio K............................    $ 81       $252
U.S. Small XM Value Portfolio K*............................    $113       $353
U.S. Small Cap Portfolio K*.................................    $103       $322
DFA International Value Portfolio K.........................    $104       $325
Emerging Markets Portfolio K................................    $216       $565
DFA One-Year Fixed Income Portfolio K.......................    $ 83       $259
DFA Two-Year Global Fixed Fund Income Portfolio K...........    $ 89       $278

------------------------


*Prior to the date of this prospectus, these Portfolios were named as indicated below:



NAME                                                       FORMER NAME
----                                                       -----------
U.S. Small XM Value Portfolio K.........................   U.S. 4-10 Value Portfolio K
U.S. Small Cap Portfolio K..............................   U.S. 6-10 Small Company Portfolio K


    The Example summarizes the aggregate annual operating expenses of both the Portfolios and their corresponding Master Funds. Because the Portfolios are new, the Example is based on the Portfolios' anticipated expenses for their current fiscal year and does not extend over five- and ten-year periods.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 2000, the following Master Funds received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of each Master Fund (See "SECURITIES LOANS").


                                                                            PERCENTAGE
                                                                              OF NET
                                                              NET REVENUE     ASSETS
                                                              -----------   ----------
U.S. Large Company Series...................................  $   27,000      0.00%
U.S. Large Cap Value Series.................................  $  190,000      0.01%
U.S. Small XM Value Series..................................  $  183,000      0.03%
U.S. Small Cap Series.......................................  $1,249,000      0.17%
DFA International Value Series..............................  $1,300,000      0.08%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES


    The Advisor serves as investment advisor to each Master Fund. The Advisor provides each Portfolio with certain administrative services. (See "MANAGEMENT OF THE FUNDS.")

DIVIDEND POLICY


PORTFOLIO/MASTER FUND                                          YEARLY    QUARTERLY   MONTHLY
---------------------                                         --------   ---------   --------
U.S. Large Company                                                           X
U.S. Large Cap Value                                                         X
U.S. Small XM Value                                              X
U.S. Small Cap                                                   X
DFA International Value                                                      X
Emerging Markets                                                 X
DFA One-Year Fixed Income*                                                              X
DFA Two-Year Global Fixed Income                                             X



*Net investment income will be distibuted each month, except January.


PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolios (except the Emerging Markets Portfolio K) are sold at net asset value. The redemption price of the shares of all of the Portfolios is equal to the net asset value of their shares. Shares of the Emerging Markets Portfolio K may be purchased at a public offering price that is equal to the net asset value of its shares, plus a reimbursement fee. The reimbursement fee is used to defray the costs associated with investment of the proceeds from the sale of its shares.

    The value of the shares issued by each Portfolio will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Unlike shares of money market funds, the shares of the Fixed Income Portfolios will tend to reflect fluctuations in interest rates because their corresponding Master Funds do not seek to stabilize the price of their shares by use of the "amortized cost" method of securities valuation. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

ELECTRONIC SHAREHOLDER INFORMATION

    The Portfolios are designed specifically for on-line investors, in order to keep costs to a minimum. A 401(k) plan or similar retirement plan, when opening an account, must consent to the acceptance of all shareholder information (prospectuses and annual and semi-annual reports) about the Portfolios through e-mail and access to the Portfolios' website at www.dfafunds.com. A plan may later revoke its consent by requesting paper versions of shareholder information (see "ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS").

                         U.S. LARGE COMPANY PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES


    U.S. Large Company Portfolio K seeks, as its investment objective, to approximate the investment performance of the S&P 500-Registered Trademark-Index, in terms of its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (the "U.S. Large Company Series") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest in all of the stocks that comprise the S&P 500-Registered Trademark-Index in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the U.S. Large Company Series, therefore, will be based on the issuer's respective market capitalization. The S&P 500-Registered Trademark- Index is comprised of a broad and diverse group of stocks most of which are traded on the NYSE. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The Advisor considers the stocks that comprise the S&P
500-Registered Trademark- Index to be those of large companies. Under normal market conditions, at least 95% of the U.S. Large Company Series' assets will be invested in the stocks that comprise the S&P 500-Registered Trademark- Index. As a non-fundamental policy, under normal circumstances, the U.S. Large Company Series will invest at least 80% of its net assets in securities of large U.S. companies. If the U.S. Large Company Series changes this investment policy, U.S. Large Company Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


    The U.S. Large Company Series may also acquire stock index futures contracts and options thereon in order to commit funds awaiting investment in stocks or to maintain cash liquidity. To the extent that this Master Fund invests in stock index futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not purchase such futures contracts or options if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such contracts or options.


    Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P
500-Registered Trademark- Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Series' shares.


                 STANDARD & POORS--INFORMATION AND DISCLAIMERS

    Neither the U.S. Large Company Portfolio K nor the U.S. Large Company Series are sponsored, endorsed, sold or promoted by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the U.S. Large Company
Portfolio K or the U.S. Large Company Series or any member of the public regarding the advisability of investing in securities generally or in the U.S. Large Company Portfolio K or the U.S. Large Company Series particularly or the ability of the S&P 500-Registered Trademark- Index to track general stock market performance. S&P's only relationship to the U.S. Large Company Portfolio K and the U.S. Large Company Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500-Registered Trademark- Index which is determined, composed and calculated by S&P without regard to the U.S. Large Company Portfolio K or the U.S. Large Company Series. S&P has no obligation to take the needs of the U.S. Large Company Portfolio K, the U.S. Large Company Series or their respective owners into consideration in determining, composing or calculating the S&P 500-Registered Trademark- Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the U.S. Large Company Portfolio K or the U.S. Large Company Series or the issuance or sale of shares of the U.S. Large Company Portfolio K or the U.S. Large Company Series or in the determination or calculation of the equation by which the U.S. Large Company Portfolio K or the U.S. Large Company Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the U.S. Large Company Portfolio K or the U.S. Large Company Series.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             U.S. VALUE PORTFOLIOS

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the U.S. Large Cap Value Portfolio K and U.S. Small XM Value Portfolio K (formerly, U.S. 4-10 Value Portfolio K) is to achieve long-term capital appreciation. These Portfolios will pursue their investment objectives by investing all of their assets in the U.S. Large Cap Value
Series (the "Large Cap Value Series") and the U.S. Small XM Value Series (formerly, the U.S. 4-10 Value Series) (the "XM Value Series") of the Trust, respectively. These Master Funds are collectively called the "U.S. Value Master Funds." Each of the U.S. Value Master Funds has the same investment objective and policies as its corresponding U.S. Value Portfolio. Each of the U.S. Value Master Funds will invest its assets in the common stocks of U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time.



    The Large Cap Value Series generally will invest in a broad and diverse group of the common stocks of large cap companies traded on a principal U.S. exchange or on the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the highest 90% of total market capitalization to be large cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the Large Cap Value Series. As of December 31, 2000, generally, the market capitalization of a company in the highest 90% of total market capitalization was approximately $2094.0 million or above. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Large Cap Value Series will invest at least 80% of its net assets in securities of large cap U.S. companies. If the U.S. Large Cap Value Series changes this investment policy, U.S. Large Cap Value Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.



    The XM Value Series generally will invest in a broad and diverse group of the common stocks of small companies traded on a principal U.S. exchange or on the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the range of the lowest 2.5% to 12.5% by capitalization of total market capitalization to be small cap companies. "XM" in the name of the XM Value Series indicates that the Series generally will not purchase securities of the smallest micro cap companies, that is, those companies whose market capitalizations are in the lowest 2.5% of total market capitalization, although the Series may hold such securities. As of December 31, 2000, generally, the market capitalization of a company in the lowest 2.5% to 12.5% of total market capitalization was approximately between $404.7 million and $2785.4 million. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Small XM Value Series will invest at least 80% of its net assets in securities of small cap U.S. companies. If the U.S. Small XM Value Series changes this investment policy, U.S. Small XM Value Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


PORTFOLIO CONSTRUCTION

    The U.S. Value Master Funds will purchase securities that are listed on the principal U.S. national securities exchanges or traded on the over-the-counter market ("OTC"). Each of the U.S. Value Master Funds is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by each of the U.S. Value Master Funds is keyed to that security's market capitalization compared to all securities eligible for purchase. On not less than a semi-annual basis, the Advisor will calculate the book to market ratio necessary to determine those companies whose stock may be eligible for investment by each of the U.S. Value Master Funds.

    The total market capitalization ranges, and the value criteria used by the Advisor for the U.S. Value Master Funds, as descibed above, generally apply at the time of purchase by the U.S. Value Master Funds. The U.S. Value Master Funds are not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "PORTFOLIO TRANSACTIONS -- EQUITY PORTFOLIOS" in this prospectus.

    In addition, the Large Cap Value Series may sell portfolio securities when their book to market ratios fall substantially below that of the security with the lowest such ratio that is then eligible for purchase by that Master Fund. The XM Value Series may also sell portfolio securities in the same circumstances, however, it anticipates that it will generally retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio.

                           U.S. SMALL CAP PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES

    The U.S. Small Cap Portfolio K (formerly, the U.S. 6-10 Small Company Portfolio K) invests all of its assets in the U.S. Small Cap Series (formerly, the U.S. 6-10 Small Company Series) of the Trust (the "U.S. Small Cap Series"), which has the same investment objective and policies as the Portfolio. Both the Portfolio and Master Fund have an investment objective to achieve long-term capital appreciation. The U.S. Small Cap Series invests in securities of small U.S. companies generally having readily marketable securities. Company size will be determined solely on the basis of a company's market capitalization. Market capitalization will be calculated by multiplying the price of a company's stock by the number of its shares of outstanding common stock.


    The Advisor believes that over the long term the investment performance of small companies is superior to large companies.



    The U.S. Small Cap Series generally will invest in a broad and diverse group of the common stocks of small cap companies traded on a principal U.S. exchange or on the over-the-counter market. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the lowest 8% of total market capitalization to be small cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. As of December 31, 2000, generally, the market capitalization of a company in the lowest 8% of total market capitalization was approximately $1567.3 million or below. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Series will invest at least 80% of its net assets in securities of small cap U.S. companies. If the U.S. Small Cap Series changes this investment policy, U.S. Small Cap Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. The U.S. Small Cap Series may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of its gross assets. Generally, it is the intention of the U.S. Small Cap Series to acquire a portion of the common stock of eligible companies on a market capitalization weighted basis. In addition, the U.S. Small Cap Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof, together with the value of all other illiquid investments, may not exceed 15% of the value of the U.S. Small Cap Series' net assets at the time of purchase.


PORTFOLIO CONSTRUCTION

    The U.S. Small Cap Series is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the U.S. Small Cap Series is keyed to that security's market capitalization compared to all securities eligible for purchase. The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the United States. It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if:
(1) in the Advisor's judgment, the issuer is in extreme financial difficulty,
(2) the issuer is involved in a merger or consolidation or is the subject of an acquisition or (3) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will be excluded (except as part of a merger, consolidation or acquisition of assets).

    On a periodic basis, the Advisor will review the holdings of the U.S. Small Cap Series and determine which, at the time of such review, are no longer considered small companies.

                      DFA INTERNATIONAL VALUE PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of DFA International Value Portfolio K is to achieve long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series of the Trust (the "International Value Series"), which has the same investment objective and policies as the Portfolio. The International Value Series seeks to achieve its objective by investing in the stocks of large non-U.S. companies that the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Master Fund's asset growth permits, it may invest in the stocks of large companies in other developed markets.


    Under normal market conditions, the International Value Series intends to invest its assets in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of the International Value Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts for other than bona fide hedging purposes, it will not purchase futures contracts if as a result more than 5% of its net assets would then consist of initial margin deposits required to establish such contracts.

PORTFOLIO CONSTRUCTION


    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization, and the International Value Series intends to purchase securities on a market capitalization weighted basis within each applicable country. The Advisor may reset such floor from time to time to reflect changing market conditions. The Advisor, using its best judgment, will seek to set country weights based on the relative market capitalizations of companies within each country. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices such as those published by FTSE International, Morgan Stanley Capital International or Salomon/Smith Barney.



    The total market capitalization range, and the value criteria used by the Advisor for the International Value Series, as descibed above, generally apply at the time of purchase by the International Value Series. The International Value Series is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "PORTFOLIO TRANSACTIONS -- EQUITY PORTFOLIOS" in this prospectus.


                          EMERGING MARKETS PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Emerging Markets Portfolio K is to achieve long-term capital appreciation. The Emerging Markets Portfolio K invests all of its assets in the Emerging Markets Series of the Trust (the "Emerging Markets Series"), which has the same investment objective and policies as the Portfolio. The Emerging Markets Series seeks to achieve its investment objective by investing in emerging markets designated by the Investment Committee of the Advisor ("Approved Markets"). The Emerging Markets Series invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on OTC markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts or American Depository Receipts.


    The Emerging Markets Series will seek a broad market coverage of larger companies within each Approved Market. The Emerging Markets Series will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least in the upper 40% of such capitalization, and can be as large as 75%. The Emerging Markets Series may limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.



    The Emerging Markets Series may not invest in all such companies or Approved Markets or achieve approximate market weights, for reasons that include constraints imposed within Approved Markets, restrictions on purchases by foreigners, and the Emerging Markets Series' policy not to invest more than 25% of its assets in any one industry.



    Approved Market securities are defined to be: (1) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market, (2) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (3) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets,
(4) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and (5) Approved Markets equity securities in the form of depository shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets. As a non-fundamental policy, under normal circumstances, the Emerging Markets Series will invest at least 80% of its net assets in emerging market investments that are defined in this prospectus as Approved Market securities. If the Emerging Markets Series changes this investment policy, Emerging Markets Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


    The Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. Approved Markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor will take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Emerging Markets Series.


    As of the date of this Prospectus, the following countries are designated as Approved Markets: Argentina, Brazil, Chile, Greece, Hungary, Indonesia, Israel, Korea, Malaysia, Mexico, Philippines, Poland, Republic of China (Taiwan), Thailand and Turkey. Countries that may be approved in the future include, but are not limited to, Colombia, Czech Republic, India, Jordan, Republic of South Africa, Venezuela and Zimbabwe.


    The Emerging Markets Series also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it will be necessary or advisable for the Emerging Markets Series to establish a wholly owned subsidiary or a trust for the purpose of investing in the local markets.

PORTFOLIO CONSTRUCTION

    The Emerging Markets Series' policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.


    Even though a company's stock may meet the applicable market capitalization criterion for the Emerging Markets Series' criterion for investment, it may not be included for one or more reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Code). To this extent, the Advisor will exercise discretion and consideration which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500-Registered Trademark- Index). The Advisor will also exercise discretion in determining the allocation of investments between Approved Markets.

                            FIXED INCOME PORTFOLIOS

DFA ONE-YEAR FIXED INCOME PORTFOLIO K


    The investment objective of DFA One-Year Fixed Income Portfolio K is to achieve a stable real return in excess of the rate of inflation with a minimum of risk. The DFA One-Year Fixed Income Portfolio K invests all of its assets in the DFA One-Year Fixed Income Series of the Trust (the "One-Year Fixed Income Series"), which has the same investment objective and policies as the Portfolio. The One-Year Fixed Income Series will invest in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the United States, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, the One-Year Fixed Income Series will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available. As a non-fundamental policy, under normal circumstances, the DFA One-Year Fixed Income Series will invest at least 80% of its net assets in fixed income securities and maintain a weighted average portfolio maturity that will not exceed one year. If the DFA One-Year Fixed Income Series changes this investment policy, DFA One-Year Fixed Income Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. The One-Year Fixed Income Series principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The One-Year Fixed Income Series will concentrate its investments in obligations of U.S. and foreign banks and bank holding companies if particular conditions occur (see "Investments in the Banking Industry").


DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K


    The investment objective of DFA Two-Year Global Fixed Income Portfolio K is to maximize total returns consistent with preservation of capital. The DFA Two-Year Global Fixed Income Portfolio K invests all of its assets in the DFA Two-Year Global Fixed Income Series of the Trust (the "Two-Year Global Fixed Income Series"). The Two-Year Global Fixed Income Series will have the same investment objective and policies as the Portfolio. The Two-Year Global Fixed Income Series will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having quality ratings meeting the minimum standards described in "Description of Investments," securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries, such as those countries which are members of the Organization of Economic Cooperation and Development. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Two-Year Global Fixed Income Series intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. As a non-fundamental policy, under normal circumstances, the DFA Two-Year Global Fixed Income Series will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement. If the DFA Two-Year Global Fixed Income Series changes this investment policy, DFA Two-Year Global Fixed Income Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.



    Because many of the Two-Year Global Fixed Income Series investments will be denominated in foreign currencies, the Two-Year Global Fixed Income Series will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. The Two-Year

Global Fixed Income Series will concentrate its investments in obligations of U.S. and foreign banks and bank holding companies if particular conditions occur (see "Investments in the Banking Industry").


DESCRIPTION OF INVESTMENTS

    The following is a description of the categories of investments that may be acquired by the One-Year Fixed Income and Two-Year Global Fixed Income Series (collectively, the "Fixed Income Master Funds").

                                                              PERMISSIBLE CATEGORIES:
                                                              -----------------------
One-Year Fixed Income Series................................          1-6, 8
Two-Year Global Fixed Income Series.........................            1-10

 1. U.S. GOVERNMENT OBLIGATIONS--Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds.

 2. U.S. GOVERNMENT AGENCY OBLIGATIONS--Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including Fannie Mae, Federal Home Loan Bank and the Federal Housing Administration.

 3. CORPORATE DEBT OBLIGATIONS--Nonconvertible corporate debt securities (e.g., bonds and debentures that are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-l by S&P and dollar-denominated obligations of foreign issuers issued in the United States. If the issuer's commercial paper is unrated, then the debt security must be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

 4. BANK OBLIGATIONS--Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

 5. COMMERCIAL PAPER--Rated, at the time of purchase, A-l or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

 6. REPURCHASE AGREEMENTS--Instruments through which the Fixed Income Master Funds purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the underlying securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. A Fixed Income Master Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of such Master Fund's total assets would be so invested. The Master Funds will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the underlying securities plus any accrued interest thereon so that they will at least equal the repurchase price.

 7. FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS--Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

 8. SUPRANATIONAL ORGANIZATION OBLIGATIONS--Debt securities of supranational organizations, such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

 9. FOREIGN ISSUER OBLIGATIONS--Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody's.

10. EURODOLLAR OBLIGATIONS--Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

    The categories of investments that may be acquired by the Fixed Income Master Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

INVESTMENTS IN THE BANKING INDUSTRY

    The Fixed Income Master Funds will invest more than 25% of their respective total assets in obligations of U.S. and foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. The Portfolios that invest in the Fixed Income Master Funds, the DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K, each have the same policy. This policy can only be changed by a vote of shareholders. Investments in the Fixed Income Master Funds will not be considered investments in the banking industry so that a Portfolio may invest all or substantially all of its assets in its respective Master Fund. When investment in such obligations exceeds 25% of the total net assets of any of the Fixed Income Master Funds, such Master Fund will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, each of the One-Year Fixed Income Series and the Two-Year Global Fixed Income Series is concentrating its investments in the banking industry.

    The types of bank and bank holding company obligations in which the Fixed Income Master Funds may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet each Master Fund's established credit rating criteria as stated under "Description of Investments." In addition, the Fixed Income Master Funds are authorized to invest more than 25% of their total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

PORTFOLIO STRATEGY

    The Fixed Income Master Funds will be managed with a view to capturing credit risk premiums and term or maturity premiums. The term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Fixed Income Master Funds will be chosen with a view to maximizing anticipated returns, net of trading costs.

PORTFOLIO TURNOVER

    The Fixed Income Master Funds are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. While the Fixed Income Master Funds acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of either Fixed Income Master Fund will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short-term instruments.

    The Two-Year Global Fixed Income Series engages in frequent trading of portfolio securities. A high portfolio turnover rate may have negative tax consequences to shareholders and may result in increased trading costs.

                   PORTFOLIO TRANSACTIONS--EQUITY PORTFOLIOS

    With respect to the Master Funds in which the Domestic and International Equity Portfolios invest, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered appropriate holdings in light of the investment policy of each Portfolio.

                                SECURITIES LOANS


    All of the Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Master Fund. The value of securities loaned may not exceed 33% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Funds will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, Dimensional Investment Group Inc. (the "Fund") or the Trust could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. While the Portfolios are also authorized to lend portfolio securities, as long as the Portfolios only hold shares of their corresponding Master Funds, the Portfolios do not intend to lend those shares.


                 DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The portfolio structures of the Large Cap Value, XM Value, U.S. Small Cap and International Value Series involve market capitalization weighting. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. Deviation also will occur because the Advisor intends to purchase securities in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a Master Fund's assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. With regard to the U.S. Small Cap Series, a further deviation may occur due to investments in privately placed convertible debentures.

    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. (The XM Value Series may purchase common stocks in the bottom 2.5% of total market capitalization at times when it is advantageous to do so.) In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.


    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies whose stock is eligible for investment by each Master Fund. Additional investments generally will not be made in securities which have changed in value sufficiently to be excluded from the Advisor's then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                            MANAGEMENT OF THE FUNDS

    The Advisor serves as investment advisor to each Master Fund. As such, the Advisor is responsible for the management of each Master Fund's assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Funds with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization may charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization. For the fiscal year ended November 30, 2000, each Master Fund paid advisory fees, as a percentage of its average net assets, as set forth below:


U.S. Large Company Series...................................  0.025%
U.S. Large Cap Value Series.................................   0.10%
U.S. XM Value Series........................................   0.10%
U.S. Small Cap Series.......................................   0.03%
International Value Series..................................   0.20%
Emerging Markets Series.....................................   0.10%
One-Year Fixed Income Series................................   0.05%
Two-Year Global Fixed Income Series.........................   0.05%



    The Fund and Trust bear all of their own costs and expenses, including: services of their independent certified public accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of their shareholders and directors or trustees, the cost of filing their registration statements under the federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. The expenses of the Fund that are not allocable to a particular Portfolio are to be borne by each Portfolio of the Fund on the basis of its relative net assets. Similarly, the expenses of the Trust that are not allocable to a particular Master Fund are to be borne by each Master Fund on the basis of its relative net assets.

    The Advisor was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $33 billion. The Advisor owns 100% of the outstanding shares of Dimensional Fund Advisors Ltd. ("DFAL") and beneficially owns 100% of DFA Australia Limited ("DFA Australia").

CONSULTING SERVICES--DFA INTERNATIONAL VALUE MASTER FUND AND EMERGING MARKETS
  MASTER FUND

    The Advisor has entered into a Consulting Services Agreement with DFAL and DFA Australia, respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to DFA International Value and Emerging Markets Series.

SHAREHOLDER SERVICES

    On behalf of each Portfolio, the Advisor enters into agreements with service agents to provide shareholder servicing, recordkeeping, account maintenance and other services to 401(k) plan shareholders and their plan participants. From the administration fee it receives from each Portfolio, the Advisor pays such service agents in an amount up to 0.25% of each Portfolio's average net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


    In general, the policy of the U.S. XM Value Portfolio K, U.S. Small Cap Portfolio K and Emerging Markets Portfolio K is to distribute substantially all of their net investment income, together with any net realized capital gains, in December of each year. Dividends from net investment income of U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K and DFA International Value Portfolio K are distributed quarterly (on a calendar basis), and any net realized capital gains are distributed annually after November 30. Net investment income, which is accrued daily, will be distributed monthly (except for January) by DFA One-Year Fixed Income Portfolio K, and quarterly by DFA Two-Year Global Fixed Income Portfolio K. Any net realized capital gains of the Fixed Income Portfolios will be distributed annually after the end of the fiscal year.


    Shareholders of each Portfolio will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date).

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes. In addition, the sale or redemption by a 401(k) plan of a Portfolio's shares will not be subject to federal income taxes.


    The DFA International Value Portfolio K and the Emerging Markets Portfolio K may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% in value of the total assets of the Emerging Markets Portfolio K is invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of these foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code. The DFA International Value Portfolio K invests in a Master Fund that is taxable as a corporation and will not be permitted to pass through a credit or deduction for foreign withholding taxes that it pays.



    A Portfolio is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not complied with IRS regulations concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are not a U.S. person.


    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

              ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS

    The Portfolios are sold only to 401(k) plans and other similar retirement plans. In order to keep costs to the Fund to a minimum, a 401(k) plan sponsor or its agent, when opening an account, must consent to the acceptance of all shareholder information about the Portfolios in which the 401(k) plan invests through e-mail and access to the Portfolios' website at www.dfafunds.com. The 401(k) plan sponsor or its agent will be notified when a prospectus amendment or annual or semi-annual report has been made available on the Portfolios' website. Confirmations and monthly statements will initially be delivered on paper but may, in the future, be delivered electronically.

    The Portfolios may choose to deliver paper versions of shareholder information in certain circumstances at no extra cost to the plan. Currently, the SEC requires an investor in the Portfolios be offered the opportunity to revoke its consent to receive shareholder information (including prospectuses and annual and semi-annual reports) electronically. In order to revoke a prior consent, a 401(k) plan sponsor may call the Fund collect at (310) 395-8005, or write to the Fund at Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. After consent is revoked, the Fund will send the 401(k) plan a set of paper documents at no charge. If the SEC allows shareholders who have revoked their consent to be charged for paper delivery of shareholder information, the Fund may notify 401(k) plan sponsors or their agents that the Fund will charge a plan that has revoked its consent a fee of up to $15 per year, per set of copies delivered, to cover the costs of printing, shipping and handling paper versions of shareholder information available on the Portfolios' website.

    The Portfolios' website address is www.dfafunds.com. The current prospectus and recent shareholder reports of the Portfolios will be readily available for viewing and printing on the website.

                               PURCHASE OF SHARES

PURCHASES THROUGH 401(k) PLANS

    Shares of the Portfolios are sold only to 401(k) plans and other similar retirement plans. Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES


    If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the corresponding Master Funds or otherwise represented in their portfolios as described in this prospectus or in exchange for local currencies in which such securities of the DFA International Value Series, Emerging Markets Series and DFA Two-Year Global Fixed Income Series are denominated. Purchases in exchange for securities will not be subject to a reimbursement fee. Securities and local currencies accepted by the Fund for exchange and Portfolio shares to be issued in exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the DFA International Value K, Emerging Markets K or DFA Two-Year Global Fixed Income K Portfolios with local currencies should first contact the Advisor for wire instructions.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund in which the Portfolio invests and current market quotations are readily available for such securities;
(2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset value per share of each Portfolio and corresponding Master Fund is calculated as of the close of the NYSE by dividing the total market value of the respective Portfolio's or Master Fund's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the respective Portfolio or Master Fund. The value of the shares of each Portfolio will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Securities held by the Master Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, the Master Funds, except for the Fixed Income Master Funds, value such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities issued by open-end investment companies, such as the Master Funds, are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. To the extent that a Master Fund holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to special procedures adopted by the Board of Trustees, than would a fund that holds a smaller number of securities. The U.S. Small Cap Series is more likely to hold illiquid securities than would a fund that invests in larger capitalization companies. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees. The net asset values per share of the DFA International Value Series, Emerging Markets Series and Two-Year Global Fixed Income Series are expressed in U.S. dollars by translating the net assets of each Master Fund using the mean between the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources.


    The value of the shares of the Fixed Income Master Funds will tend to fluctuate with interest rates because, among other factors, unlike money market funds, the Fixed Income Master Funds do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. In addition, changes in the creditworthiness of an issuer may affect the value of its debt and thus, a Fixed Income Master Fund's net asset value. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded OTC and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the OTC market. Securities held by the Fixed Income Master Funds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by those Master Funds that invest in such securities are determined as of such times for the purpose of computing the net asset values of the Master Funds and their corresponding Portfolios. If events which materially affect the value of the investments of a Master Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Value Series and Emerging Markets Series own securities that are primarily listed on foreign exchanges which may trade on days when the Master Funds and Portfolios do not price their shares, the net asset values of the DFA International Value Portfolio and Emerging Markets Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

    Certain of the securities holdings of the Emerging Markets Series in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, the Emerging Markets Series might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Master Fund may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require the Master Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that the Master Fund makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Trustees of the Master Fund, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Master Fund from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Master Fund.

    Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Master Fund is determined each day as of such close.

PUBLIC OFFERING PRICE

    Provided that PFPC Inc., the Fund's transfer agent, or the service agent designated under a 401(k) plan has received the investor's instructions in good order and the custodian has received the investor's payment, shares of the Portfolio selected will be priced at the public offering price calculated next after receipt of the investor's funds by the custodian. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

    It is management's belief that payment of a reimbursement fee by each investor, which is used to defray significant costs associated with investing proceeds of the sale of their shares to such investors, will eliminate a dilutive effect such costs would otherwise have on the net asset value of shares held by previous investors. Therefore, the shares of the Emerging Markets Portfolio K are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee. The amount of the reimbursement fee represents management's estimate of the costs reasonably anticipated to be associated with the purchase of securities by the Emerging Markets Portfolio K and is paid to the Portfolio and used by it to defray such costs. Such costs include brokerage commissions on listed securities and imputed commissions on OTC securities. Reinvestments of dividends and capital gains distributions paid by the Portfolio and in-kind investments are not subject to a reimbursement fee. (See "PURCHASE OF SHARES--In-Kind Purchases" and "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.") The Emerging Markets Master Fund charges a reimbursement fee equal to that charged by the Portfolio.

    The public offering price of shares of the other Portfolios described in this prospectus is the net asset value thereof next determined after the receipt of the investor's funds by the custodian, provided that the service agent has received appropriate instruction in the form required by such service agent; no sales charge or reimbursement fee is imposed.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under an employer's 401(k) plan, plan participants may exchange shares of one Portfolio described in this prospectus for shares in one or more of the other Portfolios described in this prospectus by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact your employer or the service agent of your plan for further information.

                              REDEMPTION OF SHARES

401(k) PLAN PARTICIPANT REDEMPTION PROCEDURE

    A participant in a 401(k) plan who desires to redeem shares of a Portfolio must furnish a redemption request to the service agent designated under the 401(k) plan in the form required by such service agent. The service agent will adopt procedures approved by Fund management for transmitting redemption orders.

401(k) PLAN REDEMPTION PROCEDURE

    A 401(k) plan that desires to redeem shares of a Portfolio must furnish a redemption request to the Fund. Each Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a written request in good order by PFPC Inc. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; and, if the Fund does not have on file the authorized signatures for the account, proof of authority and a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

    A 401(k) plan redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a 401(k) plan may request overnight delivery of such check at the plan's own expense. If the proceeds are wired to the plan's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the plan's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

IN-KIND REDEMPTIONS

    When in the best interests of a Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The DFA International Value Portfolio K, Emerging Markets Portfolio K and DFA Two-Year Global Fixed Income Portfolio K reserve the right to redeem their shares in the currencies in which their corresponding Master Funds' investments are denominated. Investors may incur brokerage charges and other transaction costs selling securities and converting currencies which were received in payment of redemptions. Also, the value of the securities may be affected by currency exchange fluctuations.

                          THE MASTER-FEEDER STRUCTURE

    Other institutional investors, including other mutual funds, may invest in each Master Fund, and the expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.

    The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, the Portfolio may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund corresponding to the U.S. Small Cap, DFA One-Year Fixed Income, DFA Two-Year Global Fixed Income, U.S. Small XM Value, U.S. Large Cap Value and DFA International Value Portfolios may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolios. Any net capital gains so realized will be distributed to such a Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                                     CUSTODIAN

         DIMENSIONAL FUND ADVISORS INC.                          PFPC TRUST COMPANY
          1299 Ocean Avenue 11th Floor                          400 Bellevue Parkway
             Santa Monica, CA 90401                             Wilmington, DE 19809
             Tel. No. (310) 395-8005

    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS          ACCOUNTING SERVICES, DIVIDEND DISBURSING
           PRICEWATERHOUSECOOPERS LLP                            AND TRANSFER AGENT
           200 East Las Olas Boulevard                                PFPC INC.
                   Suite 1700                                   400 Bellevue Parkway
            Ft. Lauderdale, FL 33301                            Wilmington, DE 19809

                                           LEGAL COUNSEL
                               STRADLEY, RONON, STEVENS & YOUNG, LLP
                                     2600 One Commerce Square
                                    Philadelphia, PA 19103-7098

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and the Portfolios in the Fund's Statement of Additional Information ("SAI"). You can find more information about the Trust and the Master Funds in the Trust's Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Master Funds in their last fiscal year. The Portfolios are new so the Fund's reports do not yet include any information about them.

TO OBTAIN DOCUMENTS:

-  Access them on the Fund's web site at www.dfafunds.com.

- If you represent a 401(k) plan sponsor or other qualifying retirement plan, call collect at (310) 395-8005.

- Access them on the EDGAR database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S

                                 APRIL 1, 2001

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios. The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is generally only available to institutional investors, retirement plans and clients of registered investment advisors. - Does not charge a sales commission or "load". - Is designed for long-term investors. - Requires a minimum initial purchase of $100 million.

                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    1
  OTHER RISKS...............................................    1
  RISK AND RETURN BAR CHART AND TABLE.......................    2

FEES AND EXPENSES...........................................    3

ANNUAL FUND OPERATING EXPENSES..............................    3

EXAMPLE.....................................................    3

SECURITIES LENDING REVENUE..................................    3

HIGHLIGHTS..................................................    4

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    4
  DIVIDEND POLICY...........................................    4
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    4
  INVESTMENT OBJECTIVE AND POLICIES.........................    4

STANDARD & POOR'S INFORMATION AND DISCLAIMERS...............    4

PORTFOLIO TRANSACTIONS......................................    5

SECURITIES LOANS............................................    5

MANAGEMENT OF THE PORTFOLIO.................................    6

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    6

PURCHASE OF SHARES..........................................    7

  IN-KIND PURCHASES.........................................    8

VALUATION OF SHARES.........................................    8

  NET ASSET VALUE...........................................    8
  PUBLIC OFFERING PRICE.....................................    8

EXCHANGE OF SHARES..........................................    9

REDEMPTION OF SHARES........................................   10

  REDEMPTION PROCEDURE......................................   10
  REDEMPTION OF SMALL ACCOUNTS..............................   10
  IN-KIND REDEMPTIONS.......................................   11

THE FEEDER PORTFOLIO........................................   11

MANAGEMENT'S DISCUSSION AND ANALYSIS........................   12

FINANCIAL HIGHLIGHTS........................................   14

SERVICE PROVIDERS...........................................   15

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"-- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding fund, or "Master Fund," that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.
The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class selection (e.g. S&P 500-Registered Trademark- stocks), not stock picking. It places priority on limiting expenses, portfolio turnover and trading costs. The Portfolio buys a Master Fund that is an index fund. Its criteria for holding a stock is whether the stock is in the S&P 500 Index-Registered Trademark-.

NO MARKET TIMING OR STOCK PICKING: Because the Master Fund is an index fund, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities and the Master Fund that owns them, and, in turn, the Portfolio itself, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you may lose money.

INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

INVESTMENT OBJECTIVE: Produce returns similar to those of the S&P 500 Index-Registered Trademark-.

INVESTMENT STRATEGY: Buy shares of a Master Fund that invests in the S&P 500 Index-Registered Trademark- stocks in about the same proportions as they are found in the S&P 500 Index-Registered Trademark-.
ABOUT THE S&P 500 INDEX: The Standard & Poor's 500 Composite Stock Price Index is market capitalization weighted. Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall.

OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHART AND TABLE
------------------------------------

The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. Shown are changes in the performance from year to year, and how annualized one year and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       U.S. LARGE COMPANY
 INSTITUTIONAL INDEX PORTFOLIO
              2000                       -9.14
January 2000-December 2000
Highest Quarter                        Lowest Quarter
2.26 (1/00-3/00)                  -7.76 (10/00-12/00)
Periods ending December 31, 2000
Annualized Returns (%)
U.S. Large Company
Institutional Index Portfolio                     One  Since 10/99
S&P 500 Index                                    Year    Inception
                                                -9.14         3.52
                                                -9.10         3.53

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None

                        ANNUAL FUND OPERATING EXPENSES*
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

    The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 2000.


Management Fee..............................................  0.075%
Other Expenses..............................................  0.095%
Total Operating Expenses....................................   0.17%**

------------------------

* The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.

** After the Advisor's fee waiver and assumption of expenses, the actual Annual Total Operating Expenses were 0.10%. The Advisor and other service providers to the Portfolio and Master Fund have agreed to waive certain fees and to assume expenses of the Portfolio to the extent necessary to keep the cumulative expenses to not more than 0.10% of the average net assets of the Portfolio on an annualized basis. For purposes of this waiver and assumption, the expenses are those expenses incurred in any period consisting of thirty-six consecutive months. Any fees that may be waived or expenses that may be reimbursed may be subject to recoupment for a period of 36 months. The Advisor and service providers retain the right in their sole discretion to change or eliminate such waiver and assumption of expenses in the future. Such change will be set forth in the prospectus.

                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------        --------        --------        ---------
   $17             $55             $96             $217

    The Example summarizes the aggregate estimated annual operating expenses before any waivers of both the Portfolio and Master Fund.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 2000, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):

                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
U.S. Large Company Series...................................    $27,000         0.00%

                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and serves as investment advisor to the Master Fund. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income quarterly and any realized net capital gains are distributed annually after November 30th. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The minimum initial purchase requirement for the Portfolio's shares is $100,000,000. There is no minimum purchase requirement for subsequent purchases. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

INVESTMENT OBJECTIVE AND POLICIES

    U.S. Large Company Institutional Index Portfolio seeks, as its investment objective, to approximate the investment performance of the S&P 500 Index-Registered Trademark-, in terms of its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund intends to invest in all of the stocks that comprise the S&P 500
Index-Registered Trademark- in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the Master Fund, therefore, will be based on the issuer's respective market capitalization. The S&P 500 Index-Registered Trademark- is comprised of a broad and diverse group of stocks most of which are traded on the New York Stock Exchange ("NYSE"). Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. Under normal market conditions, at least 95% of the Master Fund's assets will be invested in the stocks that comprise the S&P 500-Registered Trademark- Index. As a non-fundamental policy, under normal circumstances, the U.S. Large Company Series will invest at least 80% of its net assets in U.S. large company securities by investing in all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. If the U.S. Large Company Series changes this investment policy, U.S. Large Company Institutional Index Portfolio will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.

    The Master Fund may also acquire stock index futures contracts and options thereon in order to commit funds awaiting investment in stocks or maintain cash liquidity. To the extent that it invests in stock index futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase such futures contracts or options if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such contracts or options.

    Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500
Index-Registered Trademark-, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Master Fund's shares.

                 STANDARD & POOR'S INFORMATION AND DISCLAIMERS

    Neither the Portfolio nor Master Fund is sponsored, endorsed, sold or promoted by standard & Poor's Rating Group, a Division of The McGraw Hill Companies ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or the Master Fund or any member of the public regarding the advisability of investing in securities generally or in the Portfolio or the Master Fund particularly or the ability of the S&P 500 Index-Registered Trademark- to track general stock market performance. S&P's only relationship to the Portfolio or the Master Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500
Index-Registered Trademark- which is determined, composed and calculated by S&P without regard to the Portfolio or the Master Fund. S&P has no obligation to take the needs of the Portfolio, the Master Fund or their respective owners into consideration in determining, composing or calculating the S&P 500 Index-Registered Trademark-. S&P, is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the Master Fund or the issuance or sale of the Portfolio or the Master Fund or in the determination or calculation of the equation by which the Portfolio or the Master Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio or the Master Fund.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX-Registered Trademark- OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX-Registered Trademark- OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX-Registered Trademark- OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             PORTFOLIO TRANSACTIONS

    For both the Portfolio and the Master Fund, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.

    Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgement, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the Portfolio and Master Fund.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

    For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 2000, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $33 billion.

    Dimensional Investment Group Inc. (the "Fund") and the Trust each bear all of its own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the costs of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Fund or Trust allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and the Master Fund on the basis of their relative net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    In general, the Portfolio distributes substantially all net investment income quarterly (on a calendar basis) and any realized net capital gains are distributed annually after November 30th.

    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date), unless upon written notice to the Advisor, the shareholder selects one of the following options:

       Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

       Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

       Cash Option--to receive both income dividends and capital gains distributions in cash.

    Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in November or December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio and on gains arising on redemption or exchange of Portfolio shares. Non-U.S. shareholders may be subject to U.S. witholding and estate tax.

    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS regulations concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are not a U.S. person.

    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Investors may purchase shares of the Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor, and all investors must complete and submit an Account Registration Form.

    The minimum initial purchase requirement for the Portfolio's shares is $100,000,000. Once the minimum purchase requirement is satisfied, further investments in the Portfolio are not subject to any minimum purchase requirement. The Fund reserves the right to reduce or waive the minimum investment requirement, to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

    Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds

(Federal Funds) by wire to the custodian, for the account of Dimensional Investment Group Inc. (U.S. Large Company Institutional Index Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares by check should send their check to Dimensional Investment Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

    Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

    If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Master Fund or otherwise represented in its portfolio as described in this prospectus. Securities accepted by the Fund for exchange and shares of the Portfolio to be issued in the exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer.

    The Fund will not accept securities in exchange for shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The net asset values will not be calculated on days the NYSE is closed, including national holidays. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

PUBLIC OFFERING PRICE

    Provided that the Advisor or transfer agent has received the investor's Account Registration form in good order and the custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the investor's funds by the custodian. "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration form and any additional supporting legal documentation required by the Advisor have been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost (a "reimbursement fee"). However, a reimbursement fee may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund. A reimbursement fee would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charge will be described in the prospectus.

                               EXCHANGE OF SHARES

    Investors may exchange shares of the Portfolio for those of another portfolio in the Fund or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"). Investors should first contact the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then complete an Exchange Form and mail it to:

                       Dimensional Investment Group Inc.
                            Attn: Client Operations
                         1299 Ocean Avenue, 11th Floor
                             Santa Monica, CA 90401

    The minimum amount for an exchange into a portfolio of DFAIDG is $100,000. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. Investors may contact the Advisor at the above-listed phone number for a list of those portfolios of DFAIDG that accept exchanges.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund or DFAIDG, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of the Fund or DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund or DFAIDG may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must first contact the Advisor at (310) 395-8005. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a written request for redemption in good order by the Portfolio's transfer agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents.

    Redeeming shareholders who have authorized redemption payment by wire on an authorization form filed with the Fund, may request that redemption proceeds be paid in federal funds wired to the bank they have designated on the authorization form. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after notification to shareholders. No charge is made by the Fund for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for further investments. (See "PURCHASE OF SHARES.")

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO

    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.

    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW

TWELVE MONTHS ENDING NOVEMBER 30, 2000

    The overriding factor in explaining equity market performance for the period under review was a sharp reversal in relative performance between growth and value stocks. For the quarter ending February 28, 2000, growth stocks outperformed value stocks, continuing a pattern established throughout calendar years 1998 and 1999. During this period, total return for the Russell 1000 Growth Index was 10.39% compared to -10.02% for the Russell 1000 Value Index. The resulting spread of 20.41% was, at that time, the largest since the inception of the Russell indices in 1979. The margin of superiority for growth stocks was even greater among small companies: total return for the Russell 2000 Growth Index exceeded that of the Russell 2000 Value Index by 37.14%, also a record high.

INDEX                                 3 MOS ENDING 2/28/00   9 MOS ENDING 11/30/00   12 MOS ENDING 11/30/00
-----                                 --------------------   ---------------------   ----------------------
Russell 1000 Growth.................              10.39%                 -19.87%                 -11.56%
Russell 1000 Value..................             -10.02%                  13.80%                   2.40%
Russell 2000 Growth.................              43.65%                 -40.15%                 -14.02%
Russell 2000 Value..................               6.51%                   7.30%                  14.29%

Source: Frank Russell Co.

    These roles were reversed during the remainder of the period ending
November 30, 2000, with value stocks outperforming growth stocks by a wide margin. The sharp decline in growth stocks more than erased the performance edge over value stocks established earlier in the period.

    A major factor in the performance of growth stocks was the extremely volatile behavior of companies in the technology and communications sectors, which together represented 40.5% of the market value of the S&P 1500 Composite Index as of February 28, 2000. The Nasdaq Composite Index, which is heavily represented by such firms, advanced sharply in the early months of the period under review, reaching a record high of 5,048.62 on March 10, 2000, an increase of 51.3% from November 30, 1999. The index subsequently fell sharply throughout the summer and fall, closing at 2,597.93 on November 30, 2000, a decline of 48.5% from the peak in March.

    While technology and communications issues fell sharply, many issues in the energy, utility, financial, and transportation sectors were performing well. The Dow Jones Transportation Average, for example, rose 34.8% between February 28 and November 30, 2000, while the Nasdaq Composite Index over this period fell -44.7%.

    Small company stocks experienced volatile results as well, with the smallest firms exhibiting the most extreme behavior. For the quarter ending February 28, 2000, total returns were 45.82% for the U.S. Micro Cap Portfolio, 28.76% for the U.S. Small Cap Portfolio (both portfolios are managed by the Advisor), and 27.61% for the Russell 2000 Index. Over the subsequent three quarters, total returns were -27.73% for the U.S. Micro Cap Portfolio, -17.61% for the U.S. Small Cap Portfolio, and -22.10% for the Russell 2000 Index.

DOMESTIC EQUITY PORTFOLIO'S PERFORMANCE OVERVIEW

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

    The U.S. Large Company Institutional Index Portfolio seeks to produce returns similar to those of the S&P 500-Registered Trademark- Index by purchasing shares of a Master Fund that invests in S&P 500-Registered Trademark-Index stocks in approximately the same proportions as they are represented in the S&P 500-Registered Trademark- Index. The Master Fund was essentially fully invested in equities throughout the twelve-month period ending November 30, 2000: cash equivalents averaged less than 0.25% of Fund assets. For the twelve-month period ending November 30, 2000, total returns were -4.27% for the U.S. Large Company Institutional Index Portfolio and -4.21% for the S&P 500-Registered Trademark- Index.

    Primarily due to declining prices for many major technology stocks, the growth company components of the S&P 500-Registered Trademark- Index underperformed the value components by a significant margin. For the twelve-month period ending November 30, 2000, total returns were -12.52% for the S&P/BARRA 500 Growth Index and 4.69% for the S&P/BARRA 500 Value Index.

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.

                       DIMENSIONAL INVESTMENT GROUP INC.

                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                YEAR         SEPT. 23
                                                                ENDED           TO
                                                              NOV. 30,       NOV. 30,
                                                                2000           1999
                                                              ---------      ---------
Net Asset Value, Beginning of Period........................  $  10.87        $ 10.00
                                                              --------        -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................      0.11           0.02
Net Gains (Losses) on Securities (Realized and
  Unrealized)...............................................     (0.57)          0.85
                                                              --------        -------
Total from Investment Operations............................     (0.46)          0.87
                                                              --------        -------
LESS DISTRIBUTIONS
Net Investment Income.......................................     (0.10)            --
Net Realized Gains..........................................        --             --
                                                              --------        -------
Total Distributions.........................................     (0.10)            --
                                                              --------        -------
Net Asset Value, End of Period..............................  $  10.31        $ 10.87
                                                              ========        =======
Total Return                                                     (4.28)%         8.70%#

Net Assets, End of Period (thousands).......................  $174,078        $55,887
Ratio of Expenses to Average Net Assets (1).................      0.10%          0.10%*
Ratio of Expenses to Average Net Assets (excluding waivers
  and assumption of expenses) (1)...........................      0.17%          0.35%*
Ratio of Net Investment Income to Average Net Assets........      1.07%          1.20%*
Ratio of Net Investment Income to Average Net Assets
  (excluding waivers and assumption of expenses)............      1.00%          0.95%*
Portfolio Turnover Rate.....................................       N/A            N/A
Portfolio Turnover Rate of Master Fund Series...............         8%             4%(a)

------------------------

*   Annualized

#   Non-Annualized

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of the Master Fund Series.

(a)  For the year ended November 30, 1999

N/A Refer to the respective Master Fund Series.

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

                   CUSTODIAN                                      LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098


                             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                   200 East Las Olas Boulevard
                                            Suite 1700
                                     Ft. Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

REQUEST FREE COPIES FROM:

- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

- Your account service provider--if you are a client or member of an institution offering the Portfolio.

- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.

-  Access current prospectuses on our web site at http://www.dfafunds.com.

- Access them on the EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330)

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                        DIMENSIONAL INVESTMENT GROUP INC.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

          AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO (FORMERLY, RWB/DFA
                       U.S. HIGH BOOK TO MARKET PORTFOLIO)
     AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO (FORMERLY, RWB/DFA
                  INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO)
      AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO (FORMERLY, RWB/DFA
                   TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO)
            AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO (FORMERLY, RWB/DFA
                          TWO-YEAR GOVERNMENT PORTFOLIO

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2001

         This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of AAM/DFA U.S. High Book to Market Portfolio, AAM/DFA International High Book to Market Portfolio, AAM/DFA Two-Year Corporate Fixed Income Portfolio and AAM/DFA Two-Year Government Portfolio (individually, a "Portfolio" and collectively, the "Portfolios"), dated April 1, 2001, as amended from time to time. AAM/DFA International High Book to Market Portfolio is a series of DFA Investment Dimensions Group Inc. ("IDG"), an open-end management investment company. The other three Portfolios are series of Dimensional Investment Group Inc. ("DIG"), an open-end management investment company. IDG and DIG are called the "Funds" in this SAI.

         The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Funds' annual report to shareholders. The prospectus and annual report can be obtained by writing to the above address or by calling the above telephone number.

                                TABLE OF CONTENTS

                                                                           PAGE
PORTFOLIO CHARACTERISTICS AND POLICIES.....................................  3

BROKERAGE TRANSACTIONS.....................................................  3

INVESTMENT LIMITATIONS.....................................................  4

FUTURES CONTRACTS..........................................................  6

CASH MANAGEMENT PRACTICES..................................................  7

CONVERTIBLE DEBENTURES.....................................................  7

DIRECTORS AND OFFICERS.....................................................  8

SERVICES TO THE FUNDS...................................................... 10

ADVISORY FEES.............................................................. 12

GENERAL INFORMATION........................................................ 12


CODES OF ETHICS............................................................ 12


SHAREHOLDER RIGHTS......................................................... 13

PRINCIPAL HOLDERS OF SECURITIES............................................ 13

PURCHASE OF SHARES......................................................... 14


REDEMPTION OF SHARES....................................................... 14


TAXATION OF THE PORTFOLIOS................................................. 15

CALCULATION OF PERFORMANCE DATA............................................ 17

FINANCIAL STATEMENTS....................................................... 18

                     PORTFOLIO CHARACTERISTICS AND POLICIES

         The AAM/DFA U.S. High Book to Market Portfolio invests all of its assets in the DFA U.S. Large Cap Value Series (the "U.S. Large Cap Value Series") of The DFA Investment Trust Company (the "Trust"). The AAM/DFA International High Book to Market Portfolio invests all of its assets in the DFA International Value Series (the "International Value Series") of the Trust. The AAM/DFA U.S. High Book to Market and the AAM/DFA International High Book to Market Portfolios are called "Feeder Portfolios" in this SAI. The U.S. Large Cap Value and the International Value Series are called "Master Funds" in this SAI.

         Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and to each Master Fund and provides administrative services to the Feeder Portfolios.

         The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to all of the Portfolios and Master Funds, including the Feeder Portfolios, through their investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

         Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

         Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that the Master Funds will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS

         The AAM/DFA Two-Year Corporate Fixed Income Portfolio and the AAM/DFA Two-Year Government Portfolio (collectively, the "Fixed Income Portfolios") acquire and sell securities on a net basis with dealers which are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions for the Fixed Income Portfolios, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Portfolios effect transactions.


         Portfolio transactions will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Fixed Income Portfolios, if any, and the Master Funds to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Fixed Income Portfolios, if any, and the Master Funds to brokers to ascertain that such rates are competitive with those charged by other brokers for similar services. For the fiscal years ended November 30, 2000, 1999 and 1998: the U.S. Large Cap Value Series paid brokerage commissions of $1,878,270, $2,492,821 and, $1,116,421, respectively; and the International Value Series paid brokerage commissions of $376,232, $480,344 and $763,022, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Funds from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Funds.



         Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Advisory Agreement for the Fixed Income Portfolios and the Investment Management Agreement for the Master Funds permit the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the applicable Portfolio or Master Fund. Subject to obtaining best price and execution, transactions may be placed with brokers which have assisted in the sale of the Portfolios' shares. During the fiscal year ended November 30, 2000, the U.S. Large Cap Value Series paid $247,148 in commissions (on securities transactions totaling $243,180,553 in value) and the International Value Series paid $65,869 (on securities transactions totaling $41,737,503 in value) to brokers which provided them with market price monitoring services, market studies and research services.


         The over-the-counter market ("OTC") companies eligible for purchase by the Master Funds are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communications networks ("ECNs") and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.


         The Advisor places buy and sell orders on ECNs, when the Advisor determines that the securities may not be available from other sources at a more favorable price. ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers as well as many institutions. Such ECNs charge a commission for each trade executed on their systems. On any given trade, a Master Fund, by trading through an ECN, would pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that a Master Fund can effect transactions at the best available prices.


         The Feeder Portfolios will not incur any brokerage or other costs in connection with their purchase or redemption of shares of the Master Funds, except if a Portfolio receives securities or currencies from a Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

         Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of each Master Fund are the same as those of the corresponding Feeder Portfolio.

         The Portfolios will not:

                  (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

                  (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

                  (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

                  (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

                  (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

                  (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

                  (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

                  (8) engage in the business of underwriting securities issued by others;

                  (9) invest for the purpose of exercising control over management of any company;

                  (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

                  (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

                  (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry, except the AAM/DFA Two-Year Corporate Fixed Income Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy;"

                  (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

                  (14) purchase warrants, except that the AAM/DFA U.S. High Book to Market Portfolio and the AAM/DFA International High Book to Market Portfolio may acquire warrants as a result of corporate actions involving their holdings of equity securities;

                  (15)  purchase securities on margin or sell short;

                  (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the AAM/DFA U.S. High Book to Market Portfolio; or

                  (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted under the 1940 Act.

         The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Feeder Portfolios from investing all or substantially all of their assets in the shares of another registered open-end investment company, such as the Master Funds.

         The investment limitations described in (1) and (15) above do not prohibit a Portfolio that may purchase or sell financial futures contracts and options thereon from making margin deposits to the extent permitted under applicable regulations.

         Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Feeder Portfolios will only hold shares of the Master Funds, such Portfolios do not intend to lend those shares.


         The AAM/DFA Two-Year Corporate Fixed Income Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act"), subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities. Although not a fundamental policy subject to shareholder approval, the Portfolios (directly or indirectly through their investment in the Master Funds) do not intend to invest more than 15% of their net assets in illiquid securities.


         The International Value Series may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Portfolios and the Master Funds have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

         Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolios and Master Funds own, and does not include assets which the Portfolios and Master Funds do not own but over which they have effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by such Portfolio or Master Fund for its securities lending transactions.

         Unless otherwise indicated, all limitations applicable to the investments of the Portfolios and Master Funds apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Fund's total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or closeout the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


                                FUTURES CONTRACTS

         Please note that while the following discussion relates to the policies of a Portfolio with respect to futures contracts, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Master Fund in which such Portfolio invests all of its assets.

         The Portfolios and the Master Funds may enter into futures contracts and options on futures contracts only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Portfolio or Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Portfolio or Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios and the Master Funds expect to earn income on their margin deposits. To the extent that a Portfolio or Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Portfolio or Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Portfolio's or Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "Commission"), the Portfolios or Master Funds may be required to maintain segregated accounts consisting of liquid assets, such as cash or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Portfolio or Master Fund would continue to be required to make variation margin deposits. In such circumstances, if a Portfolio or Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES


         All Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.


         All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the U.S. Large Cap Value Series may invest a portion of its assets, normally not more than 20%, in high quality, highly liquid fixed income securities such as money market instruments. The International Value Series may invest a portion of its assets, normally not more than 20%, in interest bearing obligations such as money market interests. The 20% guidelines set forth above are not absolute limitations but the Master Funds do not expect to exceed these guidelines under normal circumstances.


                             CONVERTIBLE DEBENTURES

         The International Value Series may invest up to 5% of its assets in convertible debentures issued by non U.S. companies located in the countries where it is permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the International Value Series may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objective and policies.


                             DIRECTORS AND OFFICERS

         The Board of Directors of each Fund is responsible for establishing Fund policies and for overseeing the management of that Fund. Each of the Directors and officers of IDG is also a Director and officer of DIG and a Trustee and officer of the Trust. The Directors of the Funds, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Feeder Portfolios and the Master Funds.

         The names, addresses and dates of birth of the Directors and officers of the Funds and a brief statement of their present positions and principal occupations during the last five years are set forth below.

DIRECTORS


         David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited and Dimensional Emerging Markets Value Fund Inc., Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company (registered investment company). Chairman and Director, Dimensional Fund Advisors Ltd. Director, Assante Corporation (investment management). Formerly, Director, SA Funds (registered investment company).

         George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, Dimensional Emerging Markets Value Fund Inc.

         John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Executive Vice President, Lexecon Inc. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

         Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

         Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

         Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA

Australia Limited and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

         Abbie J. Smith, (4/30/53), Director, Chicago, IL. Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago. Director, HON Industries Inc. Trustee, the DFA Investment Trust Company. Director, Dimensional Emerging Markets Value Fund Inc.


*Interested Director of the Fund.


#Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.


OFFICERS

         Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Value Markets Fund Inc.

         Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

         Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

         Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

         Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

         Irene R. Diamant, (7/16/50), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

         Henry Gray, (9/22/67), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.

         Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.




         Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

         Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

         Catherine L. Newell, (5/7/64), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

         David Plecha, (10/26/61), Vice President, Santa Monica, CA.

         George Sands, (2/8/56), Vice President, Santa Monica, CA.

         Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

         Jeanne C. Sinquefield, Ph.D.,# (12/2/46), Executive Vice President, Santa Monica, CA.

         Carl Snyder, (6/8/63), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.




         Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

         #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

         Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

         Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from each Fund during the fiscal year ended November 30, 2000, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                                Aggregate            Aggregate           Total Compensation
                                              Compensation          Compensation              From Fund
                                                From IDG              From DIG           and Fund Complex *
                                              ------------          ------------         ------------------
Director
George M. Constantinides.................      $21,862.25            $3,312.04               $51,500.00
John P. Gould............................      $21,862.25            $3,312.04               $51,500.00
Roger G. Ibbotson........................      $21,862.25            $3,312.04               $51,500.00
Merton H. Miller++.......................      $ 4,301.35              $577.99               $10,000.00
Myron S. Scholes.........................      $21,235.36            $3,206.35               $50,000.00


* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

++ Effective June 3, 2000, Mr. Miller ceased serving as a director of each Fund and as a trustee/director of the other investment companies in the Fund Complex. Ms. Smith became a director of each Fund and a trustee/director of the other investment companies in the Fund Complex on December 14, 2000. As a consequence, Ms. Smith did not receive any compensation from the Fund Complex during the fiscal year ended November 30, 2000.

                              SERVICES TO THE FUNDS

ADMINISTRATIVE SERVICES - THE FEEDER PORTFOLIOS


         The Funds have entered into administration agreements with the Advisor, on behalf of each Feeder Portfolio. Pursuant to each administration agreement, the Advisor performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to a Fund for the benefit of a Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Fund, and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. For its administrative services, each Feeder Portfolio pays the Advisor a monthly fee, which on an annual basis, equals .01% of the average daily net assets of each Portfolio. For the fiscal year ended November 30, 2000 and 1999, the Advisor was paid administrative fees of $15,000 and $13,000, respectively, by AAM/DFA U.S. High Book to Market Portfolio, and $23,000 and $27,000, respectively, by AAM/DFA International High Book to Market Portfolio.

ADMINISTRATIVE SERVICES - ALL PORTFOLIOS

         PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Boards of Directors of the Funds and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the custodians, and dividend disbursing agency services.


         The AAM/DFA U.S. High Book to Market Portfolio and AAM/DFA International High Book to Market Portfolio are feeder portfolios that invest in Master Funds that are taxed as corporations. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders. The AAM/DFA Two-Year Corporate Fixed Income Portfolio and the AAM/DFA Two-Year Government Portfolio each pay PFPC .0513% of the first $100 million of net assets; .0308% of the next $100 million of net assets; and .0205% of net assets over $200 million.


CUSTODIANS

         PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolios and the Master Funds. Citibank, N.A., 111 Wall Street, New York, New York 10005, is the global custodian for the International Value Series. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

         Each Fund acts as distributor of each series of its own shares of stock. Each Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Funds to DFA Securities Inc. under these agreements.

LEGAL COUNSEL

         Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Funds. Their address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers LLP are the independent certified public accountants to the Funds and audit the financial statements of the Funds. Their address 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.


CLIENT SERVICES

         For its services as Client Services Agent, each Portfolio pays Reinhardt Werba Bowen Advisory Services a monthly fee which, on an annual basis, equals .15% of the average daily net assets of the AAM/DFA U.S. High Book to Market Portfolio, 0.19% of the AAM/DFA International High Book to Market Portfolio and .08% of the Fixed Income Portfolios. Prior to March 26, 1999, the client service fees equaled the following percentages of the average daily net assets of the Portfolios: .09% of the average daily net assets of the AAM/DFA U.S. High Book to Market Portfolio, 0.13% of the average daily net assets of the AAM/DFA International High Book to Market Portfolio and .04% of the average daily net assets of the Fixed Income Portfolios.

                                  ADVISORY FEES


         David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholder of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the non-Feeder Portfolios and the Master Funds, the Advisor is paid a monthly fee calculated as a percentage of average net assets of each non-Feeder Portfolio and Master Fund. For the fiscal years ended November 30, 2000, 1999 and 1998, the non-Feeder Portfolios and the Master Funds paid management fees to the Advisor (and any sub-advisor) as set forth in the following table:

                                                         2000                   1999                    1998
                                                         (000)                  (000)                  (000)
                                                         -----                  -----                  -----
U.S. Large Cap Value Series (1)                         $1,737                 $1,831                  $1,667
International Value Series (1)                          $3,237                 $3,481                  $3,466
AAM/DFA Two-Year Corporate Fixed Income                  $190                   $226                    $235
Portfolio
AAM/DFA Two-Year Government Portfolio )                  $186                   $181                    $192


         (1) The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

                               GENERAL INFORMATION

         IDG was incorporation under Maryland law on June 15, 1981. Until June 1983, IDG was named DFA Small Company Fund Inc. Until February 1996, AAM/DFA International High Book to Market Portfolio was named DFA International High Book to Market Portfolio.

         DIG was incorporated under Maryland law on March 19, 1990. DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. DIG began offering shares of the Fixed Income Portfolios and the AAM/DFA U.S. High Book to Market Portfolio in May 1996.

         The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series, including the U.S. Large Cap Value Series and the International Value Series, only to institutional investors in private offerings.

         Until July 26, 2000, the AAM/DFA U.S. High Book to Market Portfolio was known as the RWB/DFA U.S. High Book to Market Portfolio; the AAM/DFA International High Book to Market Portfolio was known as the RWB/DFA International High Book to Market Portfolio; the AAM/DFA Two-Year Corporate Fixed Income Portfolio was known as the RWB/DFA Two-Year Corporate Fixed Income Portfolio; and the AAM/DFA Two-Year Government Portfolio was known as the RWB/DFA Two-Year Government Portfolio.



                                 CODES OF ETHICS


         The Funds and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted a revised Code of

Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.


                               SHAREHOLDER RIGHTS

         The shares of each Portfolio, when issued and paid for in accordance with the Portfolios' prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of a Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Funds do not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. Each Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

         A Fund may withdraw the investment of a Feeder Portfolio in a Master Fund at any time, if the Board of Directors of the Fund determines that it is in the best interests of the Portfolio to do so. Upon any such withdrawal, the Board of Directors of the Fund would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment advisor to manage the Portfolio's assets in accordance with the investment policies described above.

         Whenever a Feeder Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the respective Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Feeder Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio's shareholders. The Directors of each Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

         Shareholder inquiries may be made by writing or calling the Client Service Agent at the address or telephone number appearing on the back cover of the prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES


         As of February 28, 2001, the following person(s) beneficially owned 5% or more of the outstanding stock of each Portfolio:



AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

                  Charles Schwab & Co.*                                       89.00%
                  101 Montgomery Street
                  San Francisco, CA  94104

                                       13

                  Donaldson, Lufkin & Jenrette Securities Corp.*              10.28%
                  P.O. Box 2052
                  Jersey City, NJ  07303

AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                  Charles Schwab & Company, Inc.*(1)                          91.93%

                  Donaldson Lufkin & Jenrette Securities Corp.*(1)             7.41%


AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO

                  Charles Schwab & Co.-CASH*(1)                               90.40%

                  Donaldson, Lufkin & Jenrette Securities Corp. *(1)           9.11%

AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO

                  Charles Schwab & Co.-CASH*(1)                               81.11%

                  Donaldson, Lufkin & Jenrette Securities Corp. *(1)          18.70%

                  *Owners of record only.
                  (1) See address for shareholder previously noted above in list.


                               PURCHASE OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

         The Funds will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Funds will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Funds are closed.

         The Funds reserve the right, in their sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of that Fund or Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


                              REDEMPTION OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

         Each Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the Commission may permit.

         Shareholders may transfer shares of a Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to PFPC. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.


                           TAXATION OF THE PORTFOLIOS


         The following is a summary of some of the federal income tax consequences of investing in the Portfolios. Unless a shareholder invests in a Portfolio through a retirement plan, shareholders should consider the tax implications of investing and consult their tax advisers. Different tax rules may apply, depending on whether the Portfolio invests directly in portfolio securities (as in the case of the AAM/DFA Two-Year Corporate Fixed Income Portfolio or the AAM/DFA Two-Year Government Portfolio) or indirectly through a Master Fund treated as a corporation for federal income tax purposes (as in the case of the AAM/DFA U.S. High Book to Market Portfolio and the AAM/DFA International High Book to Market Portfolio). These rules could affect the amount, timing, and character of the income received by the shareholders of the Portfolio.


DISTRIBUTION OF NET INCOME


         Each Portfolio receives income generally in the form of dividends and interest on its investments or earned by its respective Master Fund (as in the case of the AAM/DFA U.S. High Book to Market Portfolio and the AAM/DFA International High Book to Market Portfolio). This income, less expenses incurred in the operation of a Portfolio, constitute its net investment income from which dividends may be paid to its shareholders. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.


DISTRIBUTIONS OF CAPITAL GAINS


         The Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

         Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), capital gain distributions made by the Portfolio that are derived from the Master Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


         Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT


         The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.


EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS


         The AAM/DFA International High Book to Market Portfolio is taxable as a corporation and will not be permitted to pass through a credit or deduction for foreign withholding taxes that it pays.

         Most foreign exchange gains derived from the sale of debt instruments by a Master Fund are treated as ordinary income to the Portfolio. Similarly, foreign exchange losses derived from the sale of debt instruments by the Master Fund are generally treated as ordinary losses. These gains, when distributed, will be taxable to shareholders as ordinary dividends, and any losses will reduce the Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce the Portfolio's ordinary income distributions to shareholders, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.


DIVIDENDS-RECEIVED DEDUCTION


         With respect to dividends that are received on portfolio securities, the AAM/DFA Two-Year Corporate Fixed Income Portfolio and the AAM/DFA Two-Year Government Portfolio may not be eligible to pass through the corporate dividends received deduction attributable to its holdings of U.S. equity securities to shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Portfolio, or the corporate shareholder, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. The AAM/DFA U.S. High Book to Market Portfolio may not be eligible to pass through the corporate dividends-received deduction attributable to its holdings of U.S. equity securities to the Portfolio, and the Portfolio may not be eligible to pass through the deduction to its corporate shareholders if, because of the same rules or activities, at the level of the Master Fund, the Portfolio, or the corporate shareholder, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.


LIMITATION ON DEDUCTIBILITY OF LOSSES


         Losses incurred on the sale of securities by the AAM/DFA U.S. High Book to Market Portfolio to another Master Fund may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the Master Fund to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of the Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by the Master Fund to a Corporate Master Fund, only shareholders that own 5% or more of the shares of the Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.


REDEMPTION OF PORTFOLIO SHARES


         For shareholders subject to tax, redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause such a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Beginning in the year

2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or Portfolio held for more than five years may be subject to a reduced rate of tax.

         Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS


         To the extent a Portfolio invests directly in certain U.S. government obligations, dividends received by the Portfolio that are derived from interest on these obligations may be exempt from state and local income tax. To the extent a Portfolio invests indirectly in these U.S. government obligations by investing in a Master Fund organized as a corporation that holds these obligations, dividends derived from interest on these obligations is unlikely to be exempt from state and local income tax.


COMPLEX SECURITIES

         A Portfolio or Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio's or a Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio or Master Fund.


INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS


        The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

         The Portfolios and Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Funds' annual report to shareholders of the Portfolios for the fiscal year ended November 30, 2000, contains additional performance information. A copy of the annual report is available upon request and without charge.

         With respect to the AAM/DFA International High Book to Market Portfolio, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and its corresponding Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

         Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ended December 31, 2000 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the Commission.

         For purposes of calculating the performance of the Feeder Portfolios, the performance of the Master Fund will be utilized for the period prior to when the Feeder Portfolio commenced operations, and, if applicable, restated to reflect the Feeder Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Master Fund determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Commission's formula:

P(1 + T) TO THE POWER OF n  = ERV

where:

         P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

         In addition to the standardized method of calculating performance required by the Commission, the Portfolios and the Master Funds may disseminate other performance data and may advertise total return calculated on a monthly basis.

         The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

         PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Funds' independent certified public accountants. They audit the Funds' financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 2000, as set forth in the Funds' annual report to shareholders relating to the Portfolios, and the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


         The audited financial statements of the U.S. Large Cap Value Series and the International Value Series for the fiscal year ended November 30, 2000, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Funds at the address or telephone number appearing on the cover of this SAI.

                      DFA INTERNATIONAL VALUE PORTFOLIO III
                       U.S. LARGE CAP VALUE PORTFOLIO III
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2001


         This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio III, Tax-Managed U.S. Marketwide Value Portfolio II and U.S. Large Cap Value Portfolio III (individually, a "Portfolio" and collectively, the "Portfolios") of Dimensional Investment Group Inc. (the "Fund"), dated April 1, 2001, as amended from time to time.

         The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Fund's annual report to shareholders. The prospectus and the annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.

                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES........................................2
BROKERAGE TRANSACTIONS........................................................2
INVESTMENT LIMITATIONS........................................................3
FUTURES CONTRACTS.............................................................5
CASH MANAGEMENT PRACTICES.....................................................6
CONVERTIBLE DEBENTURES........................................................7
DIRECTORS AND OFFICERS........................................................7
SERVICES TO THE FUND.........................................................10
ADVISORY FEES................................................................11
GENERAL INFORMATION..........................................................11
CODES OF ETHICS..............................................................11
SHAREHOLDER RIGHTS...........................................................11
PRINCIPAL HOLDERS OF SECURITIES..............................................12
PURCHASE OF SHARES...........................................................12
REDEMPTION OF SHARES.........................................................13
TAXATION OF THE PORTFOLIOS...................................................13
CALCULATION OF PERFORMANCE DATA..............................................15
FINANCIAL STATEMENTS.........................................................16

                     PORTFOLIO CHARACTERISTICS AND POLICIES

         The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the DFA International Value Series (the "International Value Series"), the U.S. Large Cap Value Series (the "Large Cap Value Series") and the Tax-Managed U.S. Marketwide Value Series (the "Tax-Managed Value Series") (collectively, the "Master Funds") of The DFA Investment Trust Company (the "Trust") and the Portfolios through their investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

         Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund and provides administrative services to the Portfolios.


         Each of the Portfolios and the Master Funds is diversified under the federal securities laws and regulations.


         Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS

         The following table depicts brokerage commissions paid by the designated Master Funds.

                                           BROKERAGE COMMISSIONS
                            FISCAL YEARS ENDED NOVEMBER 30, 2000, 1999 AND 1998

                                                         2000                1999               1998
International Value Series                             $376,232            $480,344           $763,022
Large Cap Value Series                                $1,878,270          $2,492,821         $1,116,421
Tax-Managed U.S. Marketwide Value Series               $958,322            $321,580              N/A

         The substantial increases or decreases in the amount of brokerage commissions paid by the International Value Series from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the International Value Series.

         Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Master Funds to their brokers to ascertain that they are competitive with those charged by other brokers for similar services.

         Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of each Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the

Advisor's overall responsibilities to assets under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds.

         During fiscal year 2000, the Master Funds paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:


                                                            VALUE OF                    BROKERAGE
                                                     SECURITIES TRANSACTIONS           COMMISSIONS
                                                     -----------------------           -----------
International Value Series                                 $41,737,503                   $65,869
Large Cap Value Series                                    $243,180,553                  $247,148
Tax-Managed U.S. Marketwide Value Series                   $40,057,860                  $118,937


         The over-the-counter market companies eligible for purchase by the Large Cap Value Series and each Tax-Managed Value Series are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communications networks ("ECNs") and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.


         The Advisor places buy and sell orders on an ECN when the Advisor determines that the securities may not be available from other sources at a more favorable price. ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers as well as many institutions. ECNs charge a commission for each trade executed on their systems. For example, on any given trade, a Master Fund, by trading through an ECN, would pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.


         The Portfolios will not incur any brokerage or other costs in connection with its purchase or redemption of shares of its Master Fund, except if a Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

         Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of each Master Fund are the same as those of the corresponding Portfolio.

         The Portfolios will not:

         (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

         (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

         (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

         (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

         (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and, then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

         (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

         (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the Tax-Managed Value Portfolio is not subject to this limitation;

         (8) engage in the business of underwriting securities issued by others;

         (9) invest for the purpose of exercising control over management of any company; provided that the Tax-Managed Value Portfolio is not subject to this limitation;

         (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that the Tax-Managed Value Portfolio may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;

         (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation; provided that the Tax-Managed Value Portfolio is not subject to this limitation;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

         (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs; provided that the Tax-Managed Value Portfolio may write or acquire options;

         (14) purchase warrants, except that the Portfolios may acquire warrants as a result of corporate actions involving their holdings of equity securities; provided that the Tax-Managed Value Portfolio is not subject to this limitation;

         (15) purchase securities on margin or sell short; provided that the Tax-Managed Value Portfolio is not subject to the limitation on selling securities short;

         (16) acquire more than 10% of the voting securities of any issuer; provided that (a) this limitation applies only to 75% of the assets of the U.S. Large Cap Value Portfolio III and (b) provided that the Tax-Managed Value Portfolio is not subject to this limitation; or

         (17) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

         The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Funds.

         The investment limitations described in (1) and (15) above do not prohibit each Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

         Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.


         Although not a fundamental policy subject to shareholder approval, the Portfolios, (indirectly through their investment in the Master Funds), do not intend to invest more than 15% of their net assets in illiquid securities.


         Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

         The International Value Series may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Master Funds have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

         Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Master Fund owns, and does not include assets which the Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Master Fund will exclude from its total assets those assets which represent collateral received by the Master Fund for its securities lending transactions.

         Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Funds' total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences. With respect to illiquid securities, if a fluctuation in value causes a Portfolio or Master Fund to go above its limitations on investments in illiquid securities, the Board of Directors will consider what action, if any, should be taken to reduce the percentage to the applicable limitation.


                                FUTURES CONTRACTS

         The Master Funds each may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional
"variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master
Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Master Funds may be required to maintain segregated accounts consisting of liquid assets, such as cash, or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if a Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES

         The Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:


---------------------------------------------- ------------------------------------------- ------------------------
                                                                                                 Percentage
            Portfolios and Series                     Permissible Cash Investment                Guidelines*
            ---------------------                     ---------------------------                -----------
---------------------------------------------- ------------------------------------------- ------------------------
U.S.  Value  Series  and  Tax-Managed   Value  High  quality,  highly liquid fixed income            20%
Series                                         securities    such   as    money    market
                                               instruments;  index futures  contracts and
                                               options thereon**
---------------------------------------------- ------------------------------------------- ------------------------
International Value Series                     Fixed  income  obligations  such as  money            20%
                                               market    instruments;    index    futures
                                               contracts and options thereon**
---------------------------------------------- ------------------------------------------- ------------------------

         *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Fund do not expect to exceed these guidelines under normal circumstances.

         **To the extent that such Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                             CONVERTIBLE DEBENTURES

         The International Value Series may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in countries where it is permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the International Value Series may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the International Value Series upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the International Value Series with opportunities which are consistent with its investment objective and policies.


                             DIRECTORS AND OFFICERS

         The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.

         The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS


         David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, Assante Corporation (investment management). Formerly, Director, SA Funds (registered investment company).


         George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

         John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

         Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman,

Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

         Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

         Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.


         Abbie J. Smith, (4/30/53), Director, Chicago, IL. Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago. Director, HON Industries Inc. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.


*Interested Director of the Fund.

#Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.



OFFICERS

         Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

         Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

         Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

         Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

         Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

         Irene R. Diamant, (7/16/50), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

         Henry Gray, (9/22/67), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.

         Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

         Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

         Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

         Catherine L. Newell, (5/7/64), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

         David Plecha, (10/26/61), Vice President, Santa Monica, CA.

         George Sands, (2/8/56), Vice President, Santa Monica, CA.

         Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

         Jeanne C. Sinquefield#, Ph.D., (12/2/46), Executive Vice President, Santa Monica, CA.


         Carl Snyder, (6/8/63), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.


         Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Vice President, Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

         #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

         Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

         Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2000, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                                     AGGREGATE                      TOTAL COMPENSATION FROM
                                                    COMPENSATION                              FUND
DIRECTOR                                             FROM FUND                         AND FUND COMPLEX*
----------------------------                 -------------------------            ----------------------
George M. Constantinides                             $3,312.04                             $51,500.00
John P. Gould                                        $3,312.04                             $51,500.00
Roger G. Ibbotson                                    $3,312.04                             $51,500.00
Merton H. Miller++                                    $577.99                              $10,000.00
Myron S. Scholes                                     $3,206.35                             $50,000.00


* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.


++Effective June 3, 2000, Mr. Miller ceased serving as a director of the Fund and as a trustee/director of the other investment companies in the Fund Complex. Ms. Smith became a director of the Fund and a trustee/director of the other investment companies in the Fund Complex on December 14, 2000. As a consequence, Ms. Smith did not receive any compensation from the Fund Complex during the fiscal year ended November 30, 2000.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES


         The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders of record with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolios each pay the Advisor a monthly fee equal to one-twelfth of 0.01% of their respective average net assets, except for the Tax-Managed Value Portfolio II, which pays no fee. For the fiscal years ended November 30, 2000 and 1999, the Advisor was paid administrative fees of $23,000 and $28,000 by the DFA International Value Portfolio III, and $33,000 and $45,000 by the U.S. Large Cap Value Portfolio III.

         PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and the Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the custodians, and transfer and dividend disbursing agency services. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders. This applies to the DFA International Value Portfolio III and the U.S. Large Cap Value Portfolio III. PFPC's charges in the aggregate to the group of feeder portfolios investing in Master Funds taxed as partnerships are $2,600 per month multiplied by the number of feeders. This applies to the Tax-Managed U.S. Marketwide Value Portfolio II.


CUSTODIANS

         PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolios and Master Funds. Citibank, N.A., 111 Wall Street, New York, New York 10005, is the global custodian for the International Value Series. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

         The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

         Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, Fl 33301.



                                  ADVISORY FEES

         David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2000, 1999 and 1998, the Master Funds paid advisory fees as set forth in the following table.


                                                          2000                  1999                   1998
International Value Series*                            $3,237,000            $3,481,000             $3,466,000
Large Cap Value Series*                                $1,737,000            $1,831,000             $1,667,000
Tax-Managed U.S. Marketwide Value Series*               $472,000              $143,000                 N/A


* Each of these Master Funds have more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.


                               GENERAL INFORMATION

         The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


                                 CODES OF ETHICS


         The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.



                               SHAREHOLDER RIGHTS

         The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

         With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

         Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to the Tax-Managed Value Series, if a majority shareholder of a Master Fund declares bankruptcy, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

         Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES


         As of February 28, 2001, the following person(s) beneficially owned 5% or more of the outstanding stock of each Portfolio:


DFA INTERNATIONAL VALUE PORTFOLIO III


                  Charles Schwab & Co. Inc.*                         90.43%
                  101 Montgomery Street
                  San Francisco, CA 94104

                  Trust Company of America*                           9.57%
                  P. O. Box 6503
                  Englewood, CO  80155


U.S. LARGE CAP VALUE PORTFOLIO III


                  Charles Schwab & Co. Inc.*(1)                      88.97%

                  Trust Company of America*(1)                       11.03%


TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II


                  Charles Schwab & Co., Inc.*(1)                    100.00%


*Owner of record only.
(1) See address for shareholder previously noted above in list.


                               PURCHASE OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

         The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

         The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


                              REDEMPTION OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

         The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.


                           TAXATION OF THE PORTFOLIOS


         The following is a summary of some of the federal income tax consequences that may affect each Portfolio. Unless your investment in a Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser. Different tax rules may apply because, for federal income tax purposes, the Master Funds in which the assets of DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III are invested are corporations, while the Master Fund in which the assets of Tax-Managed U.S. Marketwide Value Portfolio II is invested is a partnership. These rules could affect the amount, timing, or character of the income distributed to shareholders of the Portfolios.



DISTRIBUTIONS OF NET INVESTMENT INCOME

         Each Portfolio derives income generally in the form of its share of dividends (in the case of DFA International Value Portfolio III or U.S. Large Cap Value Portfolio III) or dividends and interest (in the case of Tax-Managed U.S. Marketwide Value Portfolio II) earned by the Master Fund on its investments.


DISTRIBUTIONS OF CAPITAL GAINS


         Each Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. With respect to the DFA International Value Portfolio III and the U.S. Large Cap Value Portfolio III, distributions from the respective Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. With respect to the Tax-Managed U.S. Marketwide Value Portfolio II, income derived from net short-term capital gain of the Master Fund will be taxable to the Portfolio as net short-term capital gain and, when distributed to its shareholders, will be treated as ordinary income, and income derived from net long-term capital gain of the Master Fund will be taxable to the Portfolio and, when distributed to its shareholders, as long-term capital gain, regardless of how long shares of the Portfolio have been held. Any net short-term or long-term capital gain realized by a Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

         Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), capital gain distributions made by a Portfolio that are derived from the Master Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


         Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENT


         The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.


EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS


         The DFA International Value Portfolio III may be subject to foreign withholding taxes on income from certain foreign securities. The DFA International Value Portfolio III is taxable as a corporation and will not be permitted to pass through a credit or deduction for foreign withholding taxes that the Master Fund pays.

         Most foreign exchange gains realized on the sale of debt instruments by the DFA International Value Portfolio III are treated as ordinary income. Similarly, foreign exchange losses realized on the sale of debt instruments by the Portfolio are generally treated as ordinary losses. These gains, when distributed, will be taxable to shareholders as ordinary dividends, and any losses will reduce the Portfolio's ordinary income distributions to shareholders. This treatment could increase or reduce the Portfolio's ordinary income distributions to shareholders, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.


DIVIDENDS-RECEIVED DEDUCTION


         With respect to dividends that are received on portfolio securities, the respective Master Funds in which assets of U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II are invested may not be eligible to pass through the corporate dividends-received deduction attributable to their holdings of U.S. equity securities to the Portfolios, and the Portfolios may not be eligible to pass through the deduction to their corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Funds, the Portfolios, or the corporate shareholders, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolios from domestic (U.S.) sources. Dividends received by DFA International Value Portfolio III will generally be earned on portfolio securities of non-U.S. issuers and are not expected to qualify for the corporate dividends-received deduction.

LIMITATION ON DEDUCTIBILITY OF LOSSES


         Losses incurred on the sale of securities by a Master Fund organized as a partnership (such as the Tax-Managed U.S. Marketwide Value Portfolio II) to another Master Fund organized as a partnership may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the DFA International Value Portfolio III or U.S. Large Cap Value Portfolio III, to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of a Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by DFA International Value Portfolio IV or U.S. Large Cap Value Portfolio III to a Corporate Master Fund, only shareholders that own 5% or more of the shares of a Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.

         Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or Portfolio held for more than five years may be subject to a reduced rate of tax.


U.S. GOVERNMENT OBLIGATIONS


         To the extent a Master Fund invests in certain U.S. government obligations, dividends paid by the Tax-Managed U.S. Marketwide Value Portfolio II to shareholders that are derived from interest on these obligations should be exempt from state or local personal income tax. Dividends derived from this interest income paid to shareholders of the DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III will not be exempt from state and local personal income tax by virtue of the federal income tax status of these Master Funds as corporations for federal income tax purposes.


INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

        The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

         The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolios for the fiscal year ended November 30, 2000, contains additional performance information. A copy of the annual report is available upon request and without charge.

         With respect to the DFA International Value Portfolio III, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and its corresponding Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

         Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ended December 31, 2000 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

         For purposes of calculating the performance of the Portfolios, the performance of the corresponding Master Fund will be utilized for the period prior to when each Portfolio commenced operations and, if applicable, restated to reflect a Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Master Fund determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

P(1 + T) TO THE POWER OF n  = ERV

where:

         P   =    a hypothetical initial payment of $1,000

         T   =    average annual total return

         n   =    number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

         In addition to the standardized method of calculating performance required by the SEC, the Portfolios and the Master Funds may disseminate other performance data and may advertise total return calculated on a monthly basis.

         The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS


         PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 2000, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         The audited financial statements of the Master Funds for the fiscal year ended November 30, 2000, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                        U.S. SMALL CAP VALUE PORTFOLIO II

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2001


         This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of U.S. Small Cap Value Portfolio II (formerly, U.S. 6-10 Value Portfolio II) (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated April 1, 2001, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.


                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES........................................2
BROKERAGE TRANSACTIONS........................................................2
INVESTMENT LIMITATIONS........................................................3
FUTURES CONTRACTS.............................................................5
CASH MANAGEMENT PRACTICES.....................................................6
DIRECTORS AND OFFICERS........................................................6
SERVICES TO THE FUND..........................................................9
ADVISORY FEES................................................................10
GENERAL INFORMATION..........................................................10
CODES OF ETHICS..............................................................10
SHAREHOLDER RIGHTS...........................................................11
PRINCIPAL HOLDERS OF SECURITIES..............................................11
PURCHASE OF SHARES...........................................................11
REDEMPTION OF SHARES.........................................................12
TAXATION OF THE PORTFOLIO....................................................12
CALCULATION OF PERFORMANCE DATA..............................................14
FINANCIAL STATEMENTS.........................................................15

                     PORTFOLIO CHARACTERISTICS AND POLICIES


         The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. Small Cap Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

         Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

         The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

         Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the Master Fund's assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.

         Prior to the date of this SAI, the Portfolio was known as the U.S. 6-10 Value Portfolio II. Similarly, the Master Fund in which the Portfolio invests - the U.S. Small Cap Value Series - was, prior to the date of this SAI, known as the U.S. 6-10 Value Series.


                             BROKERAGE TRANSACTIONS


         During the fiscal years ended November 30, 2000, 1999 and 1998, the Master Fund paid brokerage commissions of $5,080,611, $4,440,807 and $4,289,226, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund. Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

         Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the accounts under its management. During fiscal year 2000, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $303,070 with respect to securities transactions valued at $77,143,646. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

         The over-the-counter companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communications networks ("ECNs") and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.


         The Advisor places buy and sell orders on ECNs when the Advisor determines that the securities may not be available from other sources at a more favorable price. ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers as well as many institutions. Such ECNs charge a commission for each trade executed on their systems. For example, on any given trade, the Master Fund, by trading through an ECN, would pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.


         The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

         The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of the Master Fund are the same as those of the Portfolio.

         The Portfolio will not:

         (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

         (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

         (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

         (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge not more than 33% of such assets to secure such loans;

         (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

         (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

         (8) engage in the business of underwriting securities issued by others;

         (9) invest for the purpose of exercising control over management of any company;

         (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

         (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

         (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs;

         (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holding of other equity securities;

         (15) purchase securities on margin or sell short;

         (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Portfolio; or

         (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act")), except to the extent permitted by the 1940 Act.

         The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

         The investment limitations described in (1) and (15) above do not prohibit the Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

         Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.


         Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities. Although not a fundamental policy subject to shareholder approval, the Portfolio (indirectly through its investment in a Master Fund) does not intend to invest more than 15% of its net assets in illiquid securities.


         Although the Master Fund has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

         Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

         Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the position without undue market or tax consequences.


                                FUTURES CONTRACTS

         The Master Fund is authorized to enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

         The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Master Fund may invest a portion of its assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities. The 20% guideline is not an absolute limitation but the Portfolio and Master Fund do not expect to exceed this guideline under normal circumstances.

         The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.


                             DIRECTORS AND OFFICERS

         The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

         The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS


         David G. Booth*, Director, (12/2/46), President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, Assante Corporation (investment management). Formerly, Director, SA Funds (registered investment company).


         George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

         John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

         Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman,

Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

         Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

         Rex A. Sinquefield#*, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.


         Abbie J. Smith, (4/30/53), Director, Chicago, IL. Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago. Director, HON Industries Inc. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.


*Interested Director of the Fund.

#Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.




OFFICERS

         Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

         Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

         Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

         Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

         Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

         Irene R. Diamant, (7/16/50), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

         Henry Gray, (9/22/67), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.

         Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

         Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

         Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

         Catherine L. Newell, (5/7/64), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

         David Plecha, (10/26/61), Vice President, Santa Monica, CA.

         George Sands, (2/8/56), Vice President, Santa Monica, CA.

         Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

         Jeanne C. Sinquefield, Ph.D.#, (12/2/46), Executive Vice President, Santa Monica, CA.

         Carl Snyder, (6/8/63), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.




         Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

         #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

         Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

         Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2000, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.



                                                   Aggregate           Total Compensation
                                                  Compensation              From Fund
Director                                           from Fund           and Fund Complex *
--------                                           ---------           ----------------
George M. Constantinides.................          $3,312.04               $51,500.00
John P. Gould............................          $3,312.04               $51,500.00
Roger G. Ibbotson........................          $3,312.04               $51,500.00
Merton H. Miller++.......................            $577.99               $10,000.00
Myron S. Scholes.........................          $3,206.35               $50,000.00


* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

++ Effective June 3, 2000, Mr. Miller ceased serving as a director of the Fund and as a trustee/director of the other investment companies in the Fund Complex. Ms. Smith became a director of the Fund and a trustee/director of the other investment companies in the Fund Complex on December 14, 2000. As a consequence, Ms. Smith did not receive any compensation from the Fund Complex during the fiscal year ended November 30, 2000.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES


         The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. The annual fee paid monthly by the Portfolio to the Advisor for administrative services is .01% of the Portfolio's average monthly net assets. The Advisor has agreed to waive its fee under the administration agreement and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees and assumption of expenses in the future. For the fiscal years ended November 30, 2000 and 1999, the Portfolio paid administrative fees to the Advisor of $8,000 and $7,000, respectively.

         PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. The Portfolio invests in a Master Fund that is taxed as a corporation. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders.


SHAREHOLDER SERVICES

         The Fund intends to enter into shareholder service agreements with certain Shareholder Services Agents on behalf of the Portfolio. The Shareholder Services Agents ordinarily will include (i) with respect to participants in a 401(k) plan that invests in the Portfolio, the person designated to service the employer's plan, and (ii) institutions whose clients, customers or members invest in the Portfolio. The services to be provided under the shareholder service agreements may include any of the following: shareholder recordkeeping; sending statements to shareholders reflecting account activities such as purchases, redemptions and dividend payments; responding to shareholder inquiries regarding their accounts; tax reporting with respect to dividends, distributions and redemptions; receiving, aggregating and processing shareholder orders; and providing the Portfolio with information necessary for the Fund to comply with state securities laws. The fee paid by the Portfolio to the Shareholder Services Agent of each employer plan or institution is an annual rate of .10% of the aggregate daily value of all shares held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.

CUSTODIAN

         PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolio and the Master Fund. The custodian maintains a separate account or accounts for the Portfolio and Master Fund; receives, holds and releases portfolio securities on account of the Portfolio and Master Fund; makes receipts and disbursements of money on behalf of the Portfolio and Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

         The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

         Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.


                                  ADVISORY FEES


         David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2000, 1999 and 1998, the Master Fund paid advisory fees of $5,798,000, $5,217,000 and $4,743,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.



                               GENERAL INFORMATION

         The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


         Until April 1, 2001, the Portfolio was known as the U.S. 6-10 Value Portfolio II.


                                 CODES OF ETHICS


         The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

         The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemptions or any other feature.

         With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

         Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

         Shareholder inquiries may be made by writing or calling the Shareholder Services Agent at the address or telephone number set forth in the employer's plan documents or in documents provided by the institution.


                         PRINCIPAL HOLDERS OF SECURITIES


         As of February 28, 2001, the following person beneficially owned 5% or more of the outstanding stock of the Portfolio, as set forth below:


         BellSouth Corporation                                             100%
         State Street Bank and Trust Co. as Trustee*
         105 Rosemont Street
         Westwood, MA  02090

         * Owner of record only


                               PURCHASE OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

         The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") NYSE is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

         The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.


                              REDEMPTION OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

         The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.


                            TAXATION OF THE PORTFOLIO


         The following is a summary of some of the federal income tax consequences that may affect the Portfolio. Unless your investment in a Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser. The tax consequences described below may be affected by special rules because the Portfolio invests substantially all of its assets in the Master Fund, which is taxable as a corporation. These rules could affect the amount, timing and character of income distributed to shareholders of the Portfolio.


DISTRIBUTION OF NET INCOME


         The Portfolio receives income generally in the form of dividends earned by the Master Fund on its investments. This income, less expenses incurred in the operation of the Portfolio, constitute its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.



DISTRIBUTIONS OF CAPITAL GAIN

         The Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

         Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), capital gain distributions made by the Portfolio that are derived from the Master Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


         The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENT


         The Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.



DIVIDENDS-RECEIVED DEDUCTION

         With respect to dividends that are received on portfolio securities, the Master Fund may not be eligible to pass through the corporate dividends-received deduction attributable to its holdings of U.S. equity securities to the Portfolio, and the Portfolio may not be eligible to pass through the deduction to its corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Fund, the Portfolio, or the corporate shareholder, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.



LIMITATION ON DEDUCTIBILITY OF LOSSES

         Losses incurred on the sale of securities by the Master Fund to another Master Fund may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the Master Fund to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of the Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by the Master Fund to another Corporate Master Fund, only shareholders that own 5% or more of the shares of the Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.


REDEMPTION OF PORTFOLIO SHARES


         Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or the Portfolio held for more than five years may be subject to a reduced rate of tax.


         Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS


         To the extent the Master Fund invests in certain U.S. Government obligations, dividends received by the Portfolio from this interest income and distributed to shareholders will not be exempt from state or local personal income taxes by virtue of the federal income status of the Master Fund as a corporation for federal income tax purposes.


COMPLEX SECURITIES


         The Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by the Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Master Fund or defer the Master Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio.


INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

         The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

         The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 2000, contains additional performance information. A copy of the annual report is available upon request and without charge.

         Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended December 31, 2000 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

         For the purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

P(1 + T) TO THE POWER OF n  = ERV

where:

         P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

         In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

         The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS


         PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 2000, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


         The audited financial statements of the Master Fund for the fiscal year ended November 30, 2000, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         A shareholder may obtain a copy of the reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                      DFA INTERNATIONAL VALUE PORTFOLIO II


                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2001


        This statement of additional information (SAI) is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio II (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated April 1, 2001, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing or calling the Shareholder Services Agent for your employer's plan.


                                TABLE OF CONTENTS


PORTFOLIO CHARACTERISTICS AND POLICIES.......................................2
BROKERAGE TRANSACTIONS.......................................................2
INVESTMENT LIMITATIONS.......................................................3
FUTURES CONTRACTS............................................................5
CASH MANAGEMENT PRACTICES....................................................5
CONVERTIBLE DEBENTURES.......................................................6
DIRECTORS AND OFFICERS.......................................................6
SERVICES TO THE FUND.........................................................9
ADVISORY FEES...............................................................10
GENERAL INFORMATION.........................................................10
CODES OF ETHICS.............................................................10
SHAREHOLDER RIGHTS..........................................................10
PRINCIPAL HOLDERS OF SECURITIES.............................................11
PURCHASE OF SHARES..........................................................11
REDEMPTION OF SHARES........................................................12
TAXATION OF THE PORTFOLIO...................................................12
CALCULATION OF PERFORMANCE DATA.............................................14
FINANCIAL STATEMENTS........................................................15

                     PORTFOLIO CHARACTERISTICS AND POLICIES

        The following information supplements the information set forth in the prospectus. Unless otherwise indicated, the following information applies to the DFA International Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and to the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

        Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

        The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

        Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS


        During the fiscal years ended November 30, 2000, 1999, and 1998, the Master Fund paid brokerage commissions of $376,232, $480,344 and $763,022, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.


        Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

        Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management.

        The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

        During fiscal year 2000, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $65,869 with respect to securities transactions valued at $41,737,503. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.


        The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

         The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of the Master Fund are the same as those of the Portfolio.

        The Portfolio will not:

        (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

        (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

        (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

        (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

        (5) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and, then, in no event in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

        (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

        (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

        (8) engage in the business of underwriting securities issued by others;

        (9) invest for the purpose of exercising control over management of any company;

        (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

        (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

        (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

        (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs, except as described in (1) above;

        (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holding of equity securities;

        (15) purchase securities on margin or sell short;

        (16) acquire more than 10% of the voting securities of any issuer; or

        (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted by the 1940 Act.

        The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

        The investment limitations described in (1) and (15) above do not prohibit the Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

        Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.


        Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities. Although not a fundamental policy subject to shareholder approval, the Portfolio (indirectly through its investment in the Master Fund) does not intend to invest more than 15% of its net assets in illiquid securities.


        The Master Fund may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Master Fund has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

        Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Master Fund owns, and does not include assets which the Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Master Fund will exclude from its total assets those assets which represent collateral received by the Master Fund for its securities lending transactions.


        Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.

                                FUTURES CONTRACTS

        The Master Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the U.S. Securities and Exchange Commission ("SEC"), the Master Fund may be required to maintain segregated accounts consisting of liquid assets, such as cash or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

        Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES

        The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.

        The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible: fixed income obligations such as money market instruments; index futures contracts and options thereon. Under normal circumstances, they do not expect to invest more than 20% of their assets in such investments.

        To the extent that they invest in futures contracts and options thereon for other than bona fide hedging purposes, they will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                             CONVERTIBLE DEBENTURES

        The Master Fund may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in countries where it is permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Master Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Master Fund upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Master Fund with opportunities which are consistent with the Master Fund' investment objective and policies.


DIRECTORS AND OFFICERS

        The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

        The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS


        David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, Assante Corporation (investment management). Formerly, Director, SA Funds (registered investment company).


        George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

        John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

        Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman,

Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

        Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

        Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.


        Abbie J. Smith, (4/30/53), Director, Chicago, IL. Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago. Director, HON Industries Inc. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.


*Interested Director of the Fund.


#Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.


OFFICERS

        Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

        Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

        Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

        Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

        Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

        Irene R. Diamant, (7/16/50), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

        Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

        Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

        Henry Gray, (9/22/67), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.

        Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

        Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

        Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

        Catherine L. Newell, (5/7/64), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

        David Plecha, (10/26/61), Vice President, Santa Monica, CA. 41, Vice President, Santa Monica, CA.

        George Sands, (2/8/56), Vice President, Santa Monica, CA.

        Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

        Jeanne C. Sinquefield,# Ph.D., (12/2/46), Executive Vice President, Santa Monica, CA.

        Carl Snyder, (6/8/63), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.




        Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

        #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

        Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2000, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                                Aggregate        Total Compensation
                                              Compensation            From Fund
Director                                      From the Fund      and Fund Complex *
                                              -------------      ----------------
George M. Constantinides.................       $3,312.04            $51,500.00
John P. Gould............................       $3,312.04            $51,500.00
Roger G. Ibbotson........................       $3,312.04            $51,500.00
Merton H. Miller++.......................         $577.99            $10,000.00
Myron S. Scholes.........................       $3,206.35            $50,000.00


* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

++ Effective June 3, 2000, Mr. Miller ceased serving as a director of the Fund and as a trustee/director of the other investment companies in the Fund Complex. Ms. Smith became a director of the Fund and a trustee/director of the other investment companies in the Fund Complex on December 14, 2000. As a consequence, Ms. Smith did not receive any compensation from the Fund Complex during the fiscal year ended November 30, 2000.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES


        The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. The annual fee paid monthly by the Portfolio to the Advisor for administrative services is .01% of the average monthly net assets of the Portfolio. The Advisor has agreed to waive its fee under the administration agreement for the Portfolio and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep its cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees and assumption of expenses in the future. For the fiscal years ended November 30, 2000 and 1999, the Portfolio paid administrative fees to the Advisor of $4,000 and $4,000, respectively.


        The Fund intends to enter into shareholder service agreements with certain Shareholder Service Agents on behalf of the Portfolio. The Shareholder Service Agents ordinarily will include (i) with respect to participants in a 401(k) plan that invests in the Portfolio, the person designated to service the employer's plan and (ii) institutions whose clients, customers or members invest in the Portfolio. The service to be provided under the shareholder service agreements may include any of the following: shareholder recordkeeping; sending statements to shareholders reflecting account activities such as purchases, redemptions and dividend payments; responding to shareholder inquiries regarding their accounts; tax reporting with respect to dividends, distributions and redemptions; receiving, aggregating and processing shareholder orders; and providing the Portfolio with information necessary for the Fund to comply with the state securities laws. The fee paid by the Portfolio to the Shareholder Services Agent of each employer plan or institution is an annual rate of .10% of the aggregate daily value of all shares held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.


        PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. The Portfolio invests in a Master Fund that is taxed as a corporation. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders.


CUSTODIANS

        PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolio. Citibank, N.A., 111 Wall Street, New York, New York 10005, is the global custodian for the Master Fund. The custodians maintain a separate account or accounts for the Portfolio and Master Fund; receive, hold and release portfolio securities on account of the Portfolio and Master Fund; make receipts and disbursements of money on behalf of the Portfolio and Master Fund; and collect and receive income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

        The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

        Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.


                                  ADVISORY FEES


        David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2000, 1999 and 1998, the Master Fund paid advisory fees of $3,237,000, $3,481,000 and $3,466,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.


                               GENERAL INFORMATION

        The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


                                 CODES OF ETHICS


        The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.



                               SHAREHOLDER RIGHTS

        The shares of the Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

        With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act, or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

        Whenever the Portfolio, as an investor in its Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

        Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES


        As of February 28, 2001, the following person beneficially owned 5% or more of the outstanding stock of the Portfolio:


              BellSouth Corporation                                100%
              State Street Bank and Trust Co. as Trustee*
              105 Rosemont Street
              Westwood, MA  02090

              *Owner of record only


                               PURCHASE OF SHARES

        The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

        The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days that the NYSE is closed, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

        The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

                              REDEMPTION OF SHARES

        The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

        The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                            TAXATION OF THE PORTFOLIO


        The following is a summary of some of the federal income tax consequences that may affect the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser. The tax consequences described below may be affected by special rules because the Portfolio invests substantially all of its assets in the Master Fund, which is taxable as a corporation for federal income tax purposes. These rules could affect the amount, timing, and character of income distributed to shareholders of the Portfolio.



DISTRIBUTION OF NET INCOME


        The Portfolio receives income generally in the form of dividends earned by the Master Fund on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.



DISTRIBUTIONS OF CAPITAL GAIN

        The Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

        Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), capital gain distributions made by the Portfolio that are derived from the Master Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.



EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

        The Portfolio invests in a Master Fund taxable as a corporation and will not be permitted to pass through a credit or deduction for foreign withholding taxes that the Master Fund pays.

        Most foreign exchange gains derived from the sale of debt instruments by the Master Fund are treated as ordinary income to the Portfolio. Similarly, foreign exchange losses derived from the sale of debt instruments by the Master Fund are generally treated as ordinary losses. These gains, when distributed, will be taxable to shareholders as ordinary dividends, and any losses will reduce the Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce the Portfolio's ordinary income distributions to shareholders, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


        The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENT


        The Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.



DIVIDENDS-RECEIVED DEDUCTION

        Dividends received by the Portfolio will generally be earned on portfolio securities of non-U.S. issuers and are not expected to qualify for the corporate dividends-received deduction.



LIMITATION ON DEDUCTIBILITY OF LOSSES

        Losses incurred on the sale of securities by the Master Fund to another Master Fund may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the Master Fund to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of the Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by the Master Fund to a Corporate Master Fund, only shareholders that own 5% or more of the shares of the Portfolio are considered to own the shares of the corresponding Corporate Master Fund in proportion to their ownership of Portfolio shares.


REDEMPTION OF PORTFOLIO SHARES


        Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or Portfolio held for more than five years may be subject to a reduced rate of tax.


        Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of the Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

        To the extent the Master Fund invests in certain U.S. government obligations, dividends received by the Portfolio from this interest income and distributed to shareholders will not be exempt from state or local personal income taxes by virtue of the federal income status of the Master Fund as a corporation.


COMPLEX SECURITIES


        The Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by the Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Master Fund, defer the Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain of the Master Fund's foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio.


INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

        The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

        The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 2000, contains additional performance information. A copy of the annual report is available upon request and without charge.

        Rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and the Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

        Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended December 31, 2000 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

        For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV

where:

         P   =    a hypothetical initial payment of $1,000

         T   =    average annual total return

         n   =    number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

        In addition to the standardized method of calculating performance required by the SEC, the Portfolio and the Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

        The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS


        PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 2000, as set forth in the Fund's annual report to shareholders of the Portfolio, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


        The audited financial statements of the Master Fund for the fiscal year ended November 30, 2000, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

        A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                        U.S. LARGE CAP VALUE PORTFOLIO II


                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2001


         This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of U.S. Large Cap Value Portfolio II (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated April 1, 2001, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.


                                TABLE OF CONTENTS


PORTFOLIO CHARACTERISTICS AND POLICIES.......................................2
BROKERAGE TRANSACTIONS.......................................................2
INVESTMENT LIMITATIONS.......................................................3
FUTURES CONTRACTS............................................................5
CASH MANAGEMENT PRACTICES....................................................5
DIRECTORS AND OFFICERS.......................................................6
SERVICES TO THE FUND.........................................................8
ADVISORY FEES................................................................9
GENERAL INFORMATION.........................................................10
CODES OF ETHICS.............................................................10
SHAREHOLDER RIGHTS..........................................................10
PRINCIPAL HOLDERS OF SECURITIES.............................................11
PURCHASE OF SHARES..........................................................11
REDEMPTION OF SHARES........................................................11
TAXATION OF THE PORTFOLIO...................................................11
CALCULATION OF PERFORMANCE DATA.............................................13
FINANCIAL STATEMENTS........................................................14


                     PORTFOLIO CHARACTERISTICS AND POLICIES

         The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. Large Cap Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

         Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

         The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

         Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the Master Fund's assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.

                             BROKERAGE TRANSACTIONS


         During the fiscal years ended November 30, 2000, 1999 and 1998, the Master Fund paid brokerage commissions of $1,878,270, $2,492,821 and $1,116,42, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.


         Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.


         Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management. During fiscal year 2000, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $247,148 with respect to securities transactions valued at $243,180,553. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.


         The over-the-counter market companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communication networks ("ECNs") and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.


         The Advisor places buy and sell orders on an ECN when the Advisor determines that the securities may not be available from other sources at a more favorable price. ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers as well as many institutions. ECNs charge a commission for each trade executed on their systems. For example, on any given trade, the Master Fund, by trading through an ECN, would pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.


         The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

         The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of the Master Fund are the same as those of the Portfolio.

         The Portfolio will not:

         (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

         (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

         (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

         (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets , or pledge more than 33% of such assets to secure such loans;

         (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

         (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

         (8) engage in the business of underwriting securities issued by others;

         (9) invest for the purpose of exercising control over management of any company;

         (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

         (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

         (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs, except as provided in (1) above;

         (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holdings of equity securities;

         (15)     purchase securities on margin or sell short;

         (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Portfolio; or

         (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act"), except to the extent permitted by the 1940 Act.

         The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

         The investment limitations described in (1) and (15) above do not prohibit the Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

         Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.


         Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities. Although not a fundamental policy subject to shareholder approval, the Portfolio (indirectly through its investment in the Master Fund) does not intend to invest more than 15% of its net assets in illiquid securities.


         While the Master Fund has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

         Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

        Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund's to dispose of an investment until the Advisor determines that it is practicable to sell or close out the position without undue market or tax consequences.

                                FUTURES CONTRACTS

         The Master Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange, and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

         The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Portfolio and Master Fund may invest a portion of its assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities. The 20% guideline is not an absolute limitation but the Portfolio and Master Fund do not expect to exceed this guideline under normal circumstances.

         The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                             DIRECTORS AND OFFICERS

         The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

         The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS


         David G. Booth*, Director, (12/2/46), President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, Assante Corporation (investment management). Formerly, Director, SA Funds (registered investment company).


         George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

         John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

         Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

         Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

         Rex A. Sinquefield#*, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

         Abbie J. Smith, (4/30/53), Director, Chicago, IL. Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago. Director, HON Industries Inc. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.


*Interested Director of the Fund.
#Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

OFFICERS

         Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

         Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

         Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

         Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

         Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

         Irene R. Diamant, (7/16/50), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

         Henry Gray, (9/22/67), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.

         Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.




         Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

         Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

         Catherine L. Newell, (5/7/64), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

         David Plecha, (10/26/61), Vice President, Santa Monica, CA.

         George Sands, (2/8/56), Vice President, Santa Monica, CA.

         Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

         Jeanne C. Sinquefield#, Ph.D., (12/2/46), Executive Vice President, Santa Monica, CA.

         Carl Snyder, (6/8/63), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.

         Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

         Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

         #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

         Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

         Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2000, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.



                                                     AGGREGATE           TOTAL COMPENSATION FROM
                                                    COMPENSATION                  FUND
DIRECTOR                                             FROM FUND              AND FUND COMPLEX*
--------                                     -------------------------   ----------------------
George M. Constantinides                             $3,312.04                  $51,500.00
John P. Gould                                        $3,312.04                  $51,500.00
Roger G. Ibbotson                                    $3,312.04                  $51,500.00
Merton H. Miller++                                    $577.99                   $10,000.00
Myron S. Scholes                                     $3,206.35                  $50,000.00



*The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.

++ Effective June 3, 2000, Mr. Miller ceased serving as a director of the Fund and as a trustee/director of the other investment companies in the Fund Complex. Ms. Smith became a director of the Fund and a trustee/director of the other investment companies in the Fund Complex on December 14, 2000. As a consequence, Ms. Smith did not receive any compensation from the Fund Complex during the fiscal year ended November 30, 2000.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES


         The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. The annual fee paid monthly by the Portfolio to the Advisor for administrative services is .01% of the Portfolio's average monthly net assets. The Advisor has agreed to waive its fee under the administration agreement and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees and assumption of expenses in the future. For the fiscal years ended November 30, 2000 and 1999, the Portfolio paid administrative fees to the Advisor of $3,000 and $4,000, respectively.

         PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. The Portfolio invests in a Master Fund that is taxed as a corporation. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders.


SHAREHOLDER SERVICES

         The Fund intends to enter into shareholder service agreements with certain Shareholder Services Agents on behalf of the Portfolio. The Shareholder Services Agents ordinarily will include (i) with respect to participants in a 401(k) plan that invests in the Portfolio, the person designated to service the employer's plan, and (ii) institutions whose clients, customers or members invest in the Portfolio. The services to be provided under the shareholder service agreements may include any of the following: shareholder recordkeeping; sending statements to shareholders reflecting account activities such as purchases, redemptions and dividend payments; responding to shareholder inquiries regarding their accounts; tax reporting with respect to dividends, distributions and redemptions; receiving, aggregating and processing shareholder orders; and providing the Portfolio with information necessary for the Fund to comply with state securities laws. The fee paid by the Portfolio to the Shareholder Services Agent of each employer plan or institution is an annual rate of .10% of the aggregate daily value of all shares held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.

CUSTODIAN

         PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolio. The custodian maintains a separate account or accounts for the Portfolio and Master Fund; receives, holds and releases portfolio securities on account of the Portfolios and Master Fund; makes receipts and disbursements of money on behalf of the Portfolios and Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

         The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

         Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.



                                  ADVISORY FEES


         David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2000, 1999 and 1998, the Master Fund paid advisory fees of $1,737,000, $1,831,000 and $1,667,000 and, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.


                               GENERAL INFORMATION

         The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

                                 CODES OF ETHICS

         The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

         The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemptions or any other feature.

         With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

         Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

         Shareholder inquiries may be made by writing or calling the Shareholder Services Agent at the address or telephone number set forth in the employer's plan documents or in documents provided by the institution.

                         PRINCIPAL HOLDERS OF SECURITIES


         As of February 28, 2001, the following person beneficially owned 5% or more of the outstanding stock of the Portfolio, as set forth below:


                  BellSouth Corporation                            100%
                  State Street Bank and Trust Co. as Trustee*
                  105 Rosemont Street
                  Westwood, MA  02090

                  * Owner of record only

                               PURCHASE OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

         The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (the "NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

         The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.

                              REDEMPTION OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

         The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                            TAXATION OF THE PORTFOLIO


         The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing, and consult your own tax adviser. The tax consequences described below may be affected by special rules because the Portfolio invests substantially all of its assets in the Master Fund, which is taxable as a corporation for federal income tax purposes. These rules could affect the amount, timing and character of income distributed to shareholders of the Portfolio.


DISTRIBUTION OF NET INCOME


         The Portfolio receives income generally in the form of dividends and interest earned by the Master Fund on its investments. This income, less expenses incurred in the operation of the Portfolio, constitute its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

         The Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio as long-term capital gain. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio. These distributions will not be taxable to 401(k) plans or other exempt shareholders.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


         The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENT


         The Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

DIVIDENDS-RECEIVED DEDUCTION

         With respect to dividends that are received on portfolio securities, the Master Fund may not be eligible to pass through the corporate dividends-received deduction attributable to its holdings of U.S. equity securities to the Portfolio, and the Portfolio may not be eligible to pass through the deduction to its taxable corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Fund, the Portfolio, or the corporate shareholder, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

LIMITATION ON DEDUCTIBILITY OF LOSSES

         Losses incurred on the sale of securities by the Master Fund to another Master Fund may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the Master Fund to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of the Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by the Master Fund to another Corporate Master Fund, only shareholders that own 5% or more of the shares of the Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.

REDEMPTION OF PORTFOLIO SHARES


         Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or Portfolio held for more than five years by taxable shareholders may be subject to a reduced rate of tax.


         Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS


         To the extent the Master Fund invests in certain U.S. government obligations, dividends received by the Portfolio from this interest income and distributed to shareholders will not be exempt from state or local personal income taxes by virtue of the federal income status of the Master Fund as a corporation.


COMPLEX SECURITIES


         The Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by the Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Master Fund or defer the Master Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a non-exempt shareholder by the Portfolio.





INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

         The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                         CALCULATION OF PERFORMANCE DATA

         The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 2000, contains additional performance information. A copy of the annual report is available upon request and without charge.

         Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended December 31, 2000 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

         For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV where:
                  P   = a hypothetical initial payment of $1,000

                  T   = average annual total return

                  n   = number of years

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

         In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

         The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS


         PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 2000, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


         The audited financial statements of the Master Fund for the fiscal year ended November 30, 2000, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                      DFA INTERNATIONAL VALUE PORTFOLIO IV
                          EMERGING MARKETS PORTFOLIO II

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2001


        This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio IV and Emerging Markets Portfolio II (individually, a "Portfolio" and, collectively, the "Portfolios") of Dimensional Investment Group Inc. (the "Fund"), dated April 1, 2001, as amended from time to time.

        The audited financial statements and financial highlights of the Fund are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.

                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES.......................................2
BROKERAGE TRANSACTIONS.......................................................2
INVESTMENT LIMITATIONS.......................................................3
FUTURES CONTRACTS............................................................5
CASH MANAGEMENT PRACTICES....................................................6
CONVERTIBLE DEBENTURES.......................................................6
DIRECTORS AND OFFICERS.......................................................7
SERVICES TO THE FUND.........................................................9
ADVISORY FEES...............................................................10
GENERAL INFORMATION.........................................................11
CODES OF ETHICS.............................................................11
SHAREHOLDER RIGHTS..........................................................11
PRINCIPAL HOLDERS OF SECURITIES.............................................12
PURCHASE OF SHARES..........................................................12
REDEMPTION OF SHARES........................................................12
TAXATION OF THE PORTFOLIOS..................................................13
CALCULATION OF PERFORMANCE DATA.............................................15
FINANCIAL STATEMENTS........................................................16

                     PORTFOLIO CHARACTERISTICS AND POLICIES

        The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to all of the DFA International Value Series ("International Value Series") and the Emerging Markets Series (together, the "Master Funds") of the DFA Investment Trust Company (the "Trust") and to the Portfolios through their investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

        Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund and provides administrative services to the Portfolios.


        Each of the Portfolios and the Master Funds is diversified under the federal securities laws and regulations.


        Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS

        The following table depicts brokerage commissions paid by the Master Funds.

                              BROKERAGE COMMISSIONS
              FISCAL YEARS ENDED NOVEMBER 30, 2000, 1999, AND 1998


                                       2000               1999               1998
International Value Series           $376,232           $480,344           $763,022
Emerging Markets Series              $439,821           $246,534           $375,895


        The substantial increases or decreases in the amount of brokerage commissions paid by the Master Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by the Master Funds.

        Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Funds to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

        Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of each Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Master Funds. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds. During fiscal year 2000, the International Value Series and Emerging Markets Series paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:



                                      VALUE OF                        BROKERAGE
                               SECURITIES TRANSACTIONS               COMMISSIONS
                               -----------------------               -----------
International Value Series           $41,737,503                       $65,869
Emerging Markets Series                  $0                               $0



        Neither Portfolio will incur any brokerage or other costs in connection with its purchase or redemption of shares of its corresponding Master Funds, except if a Portfolio receives securities or currencies from the corresponding Master Funds to satisfy the Portfolio's redemption request. (See "REDEMPTION OF SHARES.")


                             INVESTMENT LIMITATIONS

        Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of each Master Fund are the same as those of the corresponding Portfolio.

        The Portfolios will not:

        (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

        (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

        (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

        (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

        (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and, then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

        (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

        (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

        (8) engage in the business of underwriting securities issued by others;

        (9) invest for the purpose of exercising control over management of any company;

        (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization, provided that the Emerging Markets Portfolio may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;

        (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

        (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

        (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

        (14) purchase warrants, except that the Portfolios may acquire warrants as a result of corporate actions involving their holdings of equity securities;

        (15) purchase securities on margin or sell short;

        (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Emerging Markets Portfolio II; or

        (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted under the 1940 Act.

        The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Funds.

        The investment limitations described in (1) and (15) above do not prohibit each Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

        Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.

        For purposes of (5) above, the Emerging Markets Portfolio II (indirectly through its investment in the Emerging Markets Series) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Series' behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Series have no present intent to engage in any other types of borrowing transactions under this authority.

        Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities. Although not a fundamental policy subject to shareholder approval, the Portfolios (indirectly through their investment in the Master Funds) do not intend to invest more than 15% of their net assets in illiquid securities.

        For the purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.

        The International Value Portfolio IV and Emerging Markets Portfolio II (indirectly through their investment in the Trust) may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the International Value Series has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

        Notwithstanding any of the above investment restrictions, the Emerging Markets Series may establish subsidiaries or other similar vehicles for the purpose of conducting their investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Series or whose use is otherwise considered by the Series to be advisable. The Series would "look through" any such vehicle to determine compliance with its investment restrictions.

        Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Funds' total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.


                                FUTURES CONTRACTS

        The Master Funds each may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Funds' net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Master Funds may be required to maintain segregated accounts consisting of liquid assets, such as cash or liquid securities (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

        Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if a Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

        All Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. In the case of the Emerging Markets Series, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.

        All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

-----------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
            Portfolios and Series                     Permissible Cash Investment                Guidelines*
            ---------------------                     ---------------------------                -----------
-----------------------------------------------------------------------------------------------------------------
International Value                            Fixed  income  obligations  such as  money
                                               market    instruments;    index    futures
                                               contracts and options thereon***                      20%
-----------------------------------------------------------------------------------------------------------------
Emerging                                       Markets Money market instruments;
                                               highly liquid debt securities;
                                               freely convertible currencies;
                                               shares of money market mutual
                                               funds**; index futures contracts
                                               and options thereon***
                                                                                                     10%
-----------------------------------------------------------------------------------------------------------------


        *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Funds do not expect to exceed these guidelines under normal circumstances.

        **Investments in money market mutual funds may involve duplication of certain fees and expenses.

        ***To the extent that they invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Funds or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.


                             CONVERTIBLE DEBENTURES

        The Master Funds each may invest up to 5% of their assets in convertible debentures issued by non-U.S. companies located in countries where the Master Funds are permitted to invest. The International Value Series also may invest up to 5% of its assets in convertible debentures issued by large non-U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Master Funds may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Master Funds upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Master Funds with opportunities which are consistent with its investment objective and policies.


                             DIRECTORS AND OFFICERS

        The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.

        The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS


        David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, Assante Corporation (investment management). Formerly, Director, SA Funds (registered investment company).


        George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

        John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

        Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL, (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

        Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

        Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

        Abbie J. Smith, (4/30/53), Director, Chicago, IL. Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Director, HON Industries, Inc. Trustee, The DFA Investment Trust Company, Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

*Interested Director of the Fund.
#Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.



OFFICERS

        Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

        Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

        Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

        Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

        Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

        Irene R. Diamant, (7/16/50), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

        Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

        Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

        Henry Gray, (9/22/67), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.

        Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.




        Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

        Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

        Catherine L. Newell, (5/7/64), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster LLP from 1989 to 1996.

        David Plecha, (10/26/61), Vice President, Santa Monica, CA.

        George Sands, (2/8/56), Vice President, Santa Monica, CA.

        Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

        Jeanne C. Sinquefield, Ph.D.#, (12/2/46), Executive Vice President, Santa Monica, CA.

        Carl Snyder, (6/8/63), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.




        Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

        #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

        Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

        Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2000, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                              Aggregate                   Total Compensation from
                                            Compensation                            Fund
Director                                      From Fund                      and Fund Complex*
--------                              -------------------------           -----------------------
George M. Constantinides                      $3,312.04                          $51,500.00
John P. Gould                                 $3,312.04                          $51,500.00
Roger G. Ibbotson                             $3,312.04                          $51,500.00
Merton H. Miller++                             $577.99                           $10,000.00
Myron S. Scholes                              $3,206.35                          $50,000.00


* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.

++ Effective June 3, 2000, Mr. Miller ceased serving as a director of the Fund and as a trustee/director of the other investment companies in the Fund Complex. Ms. Smith became a director of the Fund and a trustee/director of the other investment companies in the Fund Complex on December 14, 2000. As a consequence, Ms. Smith did not receive any compensation from the Fund Complex during the fiscal year ended November 30, 2000.


                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES


        The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders of record with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For the administrative services provided to the DFA International Value Portfolio IV, the Advisor receives a monthly fee equal to one-twelfth of 0.20% of the Portfolio's first $40 million of average net assets and no fee for assets exceeding $40 million. Pursuant to the administration agreement relating to the Emerging Markets Portfolio II, the Advisor receives a monthly fee equal to one-twelfth of 0.40% of the Portfolio's first $50 million of average net assets and no fee for assets exceeding $50 million. The Advisor has agreed to waive its administration fee of 0.40% per year on the first $50 million of average net assets payable by Portfolio with respect to the Emerging Markets Portfolio II. Such fee waiver arrangement may be terminated by the Advisor at any time. The sponsor of each Plan that invested in a Portfolio had made voluntary contributions to each Portfolio in an amount equal to the Plan's proportionate share of the administrative services fees paid to the Advisor. As a result, as of the fiscal year ended November 30,

2000, the Portfolios had not paid any administrative fees to the Advisor. The Plan sponsors, as of January 1, 2001, terminated their voluntary contributions to the Portfolios.

        PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and the Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the custodians, and transfer and dividend disbursing agency services. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders. This applies to the DFA International Value Portfolio IV. PFPC's charges in the aggregate to the group of feeder portfolios investing in Master Funds taxed as partnerships are $2,600 per month multiplied by the number of feeders. This applies to Emerging Markets Portfolio II.


CUSTODIANS

        Citibank, N.A., 111 Wall Street, New York, New York 10005, is the custodian for the International Value Series. The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for the Emerging Markets Series. PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as custodian for each Portfolio. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

        The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

        Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.



                                  ADVISORY FEES

        David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Funds. For the fiscal years ended November 30, 2000, 1999 and 1998, the Master Funds paid advisory fees as set forth in the following table:

                                                     2000                       1999                    1998

International Value Series*                       $3,237,000                 $3,481,000              $3,466,000

Emerging Markets Series*                           $359,000                   $284,000                $220,000

-----------------
*Both Master Funds have more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.


                               GENERAL INFORMATION

        The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc.

        The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Series only to institutional investors in private offerings.

                                 CODES OF ETHICS


        The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.



                               SHAREHOLDER RIGHTS

        The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

        With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

        Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to the Emerging Markets Series, if a majority shareholder of the Master Fund declares bankruptcy, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

        Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES


        As of February 28, 2001, the following persons beneficially owned more than 5% of the outstanding securities of each Portfolio:


DFA INTERNATIONAL VALUE PORTFOLIO IV


  Citibank Savings Incentive Plan*                            100%
  One Court Square
  Long Island City, NY  11120


EMERGING MARKETS PORTFOLIO II


  Citibank Savings Incentive Plan*                            100%
  One Court Square
  Long Island City, NY  11120

  --------------
  *Owner of record only


                               PURCHASE OF SHARES

        The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

        The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business. On other days, the Fund will generally be closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

        The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio.


                              REDEMPTION OF SHARES

        The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

         The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.


                           TAXATION OF THE PORTFOLIOS


        The following is a summary of some of the federal income tax consequences that may affect each Portfolio. Because shares of the Portfolios are sold only in connection with 401(k) plans, the tax consequences described below are generally not applicable to the beneficiary under a 401(k) plan prior to the withdrawal of amounts deposited under the 401(k) plan. If the beneficiary under a 401(k) plan should become subject to tax, the beneficiary should consider the tax implications of investing, and consult the beneficiary's own tax adviser.

        Different tax rules may apply to income earned by each Master Fund because, for federal income tax purposes, the Master Fund in which the assets of DFA International Value Portfolio IV are invested is a corporation, while the Master Fund in which the assets of Emerging Markets Portfolio II are invested is a partnership. These rules could affect the amount, timing, or character of the income distributed to the Portfolios by the Master Funds.

DISTRIBUTIONS OF NET INVESTMENT INCOME

        Each Portfolio derives income generally in the form of its share of dividends (in the case of DFA International Value Portfolio IV) or dividends and interest (in the case of Emerging Markets Portfolio II) earned by the Master Fund on its investments. This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid under a 401(k) plan. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

        Each Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. With respect to the DFA International Value Portfolio IV, distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain, Shareholders that are 401(k) plans will receive income of this amount and character but will not be subject to tax on this income. With respect to the Emerging Markets Portfolio II, income derived from net short-term capital gain of the Master Fund will be taxable to the Portfolio as net short-term capital gain and, when distributed to the 401(k) plans, will be treated as ordinary income, and income derived from net long-term capital gain of the Master Fund will be taxable to the Portfolio and, when distributed to the 401(k) plans, as long-term capital gain, regardless of how long shares of the Portfolio have been held. Any net short-term or long-term capital gain realized by a Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


        Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT


        The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.


EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS


        Most foreign exchange gains realized on (or derived from) the sale of debt instruments by the Portfolios are treated as ordinary income. Similarly, foreign exchange losses realized on (or derived from) the sale of debt instruments by the Portfolios are generally treated as ordinary losses. These gains, when distributed, will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income distributions to shareholders. This treatment could increase or reduce the Portfolio's ordinary income distributions to shareholders, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.


DIVIDENDS-RECEIVED DEDUCTION


        Dividends derived by a Master Fund will generally be earned on portfolio securities of non-U.S. issuers and are not expected to qualify for the corporate dividends-received deduction.

LIMITATION ON DEDUCTIBILITY OF LOSSES

        Losses incurred on the sale of securities by a Master Fund organized as a partnership (such as Emerging Markets Portfolio II) to another Master Fund organized as a partnership may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by a Master Fund organized as a corporation (a "Corporate Master Fund"), such as DFA International Value Portfolio IV, to another Corporate Master Fund, five or fewer persons) own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of a Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by DFA International Value Portfolio IV to another Corporate Master Fund, only shareholders that own 5% or more of the shares of that Portfolio are considered to own the shares of the corresponding Corporate Master Fund in proportion to their ownership of Portfolio shares.



REDEMPTION OF PORTFOLIO SHARES

        Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.




COMPLEX SECURITIES


        A Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Master Fund, defer a Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain of the Master Fund's foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio.





INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

        The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

        The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods and excluding deduction of reimbursement fees charged to investors and paid to the Emerging Markets Portfolio II, which would otherwise reduce return quotations. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolios for the fiscal year ended November 30, 2000, contains additional performance information. A copy of the annual report is available upon request and without charge.

        Rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and its corresponding Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

        Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ending December 31, 2000 are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC, which is net of the cost of any current reimbursement fee charged to investors.

        For purposes of calculating the performance of a Portfolio, the performance of its corresponding Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Master Fund determines its annualized total return by finding the annualized total return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:


        n
P(1 + T)  = ERV

where:

        P   = a hypothetical initial payment of $1,000

        T   = annualized compound rate of return

        n   = number of years

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

        In addition to the standardized method of calculating performance required by the SEC, the Portfolios and the Master Funds may disseminate other performance data and may advertise total return calculated on a monthly basis.

        The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS


        PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 2000, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


        The audited financial statements of the Master Funds for the fiscal year ended November 30, 2000, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

        A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                    THE DFA SMALL CAP INSTITUTIONAL PORTFOLIO

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2001


                  This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of The DFA Small Cap Institutional Portfolio (formerly, The DFA 6-10 Institutional Portfolio) (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated April 1, 2001, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.



                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES........................................2
BROKERAGE TRANSACTIONS........................................................2
INVESTMENT LIMITATIONS........................................................3
CASH MANAGEMENT PRACTICES.....................................................5
DIRECTORS AND OFFICERS........................................................5
SERVICES TO THE FUND..........................................................8
ADVISORY FEES.................................................................9
GENERAL INFORMATION...........................................................9
CODES OF ETHICS...............................................................9
SHAREHOLDER RIGHTS...........................................................10
PRINCIPAL HOLDERS OF SECURITIES..............................................10
PURCHASE OF SHARES...........................................................10
REDEMPTION OF SHARES.........................................................11
TAXATION OF THE PORTFOLIO....................................................11
CALCULATION OF PERFORMANCE DATA..............................................13
FINANCIAL STATEMENTS.........................................................14

                     PORTFOLIO CHARACTERISTICS AND POLICIES

                  The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. Small Cap Series ("Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

                  Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

                  The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

                  Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.

                  Prior to the date of this SAI, the Portfolio was known as The DFA 6-10 Institutional Portfolio. Similarly, the Master Fund in which the Portfolio invests - the U.S. Small Cap Series - was, prior to the date of this SAI, known as the U.S. 6-10 Small Company Series.


                             BROKERAGE TRANSACTIONS


                  During the fiscal years ended November 30, 2000, 1999 and 1998, the Master Fund paid total brokerage commissions of $1,412,557, $733,337 and $1,022,535, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.


                  Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.


                  Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Master Fund. During fiscal year 2000, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $80,857 with respect to securities transactions valued at $15,982,824. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

                  The over-the-counter market companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communications networks ("ECNs") and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

                  ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers as well as many institutions. ECNs charge a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through an ECN, would pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

                  The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

                  The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of:
(1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Master Fund's investment limitations are the same as those of the Portfolio.

         The Portfolio will not:

(1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate;

(2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

(3) as to 75% of the total assets of the Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

(4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

(5) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

(6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

(7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

(8)      engage in the business of underwriting securities issued by others;

(9) invest for the purpose of exercising control over management of any company;

(10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

(11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

(12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

(13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs;

(14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holding of other equity securities;

(15)     purchase securities on margin or sell short;

(16)     acquire more than 10% of the voting securities of any issuer; or

(17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act)), except to the extent permitted by the 1940 Act.

                  The investment limitations described in (3), (4), (7), (9),
(10), (11), (12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

                  Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.


                  For purposes of (7) above, although the Portfolio is authorized to invest up to 15% of its total assets in illiquid securities, it does not intend to do so. As a non-fundamental policy, the Portfolio (indirectly through its investment in the Master Fund) will not invest more than 15% of its net assets in illiquid securities.


                  Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

                  Although not a fundamental policy subject to shareholder approval, the Portfolio indirectly through its investment in the Master Fund, does not intend to purchase interests in any real estate investment trust.

                  Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

                  Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.


                            CASH MANAGEMENT PRACTICES

                  The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Master Fund may invest a portion of its assets, ordinarily not more than 20%, in interest-bearing obligations, such as money-market instruments. The 20% guideline is not an absolute limitation but the Portfolio and Master Fund do not expect to exceed this guideline under normal circumstances.


                             DIRECTORS AND OFFICERS

                  The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

                  The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS


                  David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, Assante Corporation (investment management). Formerly, Director, SA Funds (registered investment company).


                  George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

                  John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

                  Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL, (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

                  Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain
View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

                  Rex A. Sinquefield#*, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.


                  Abbie J. Smith, (4/30/53), Director, Chicago, IL. Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago. Director, HON Industries Inc. Trustee, the DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

*Interested Director of the Fund.

# Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.


OFFICERS

                  Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

                  Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

                  Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

                  Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

                  Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

                  Irene R. Diamant, (7/16/50), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

                  Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

                  Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

                  Henry Gray, (9/22/67), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.

                  Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.




                  Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

                  Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

                  Catherine L. Newell, (5/7/64), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

                  David Plecha, (10/26/61), Vice President, Santa Monica, CA.

                  George Sands, (2/8/56), Vice President, Santa Monica, CA.

                  Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

                  Jeanne C. Sinquefield, Ph.D.#, (12/2/46), Executive Vice President, Santa Monica, CA.

                  Carl Snyder, (6/8/63), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.




                  Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

                  # Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

                  Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2000, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                                   Aggregate           Total Compensation
                                                  Compensation              From Fund
Director                                           from Fund           and Fund Complex *
--------                                           ----------          -----------------
George M. Constantinides.................[         $3,312.04               $51,500.00
John P. Gould............................[         $3,312.04               $51,500.00
Roger G. Ibbotson........................[         $3,312.04               $51,500.00
Merton H. Miller++........................[          $577.99                $10,000.00
Myron S. Scholes.........................[         $3,206.35               $50,000.00


* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

++ Effective June 3, 2000, Mr. Miller ceased serving as a director of the Fund and as a trustee/director of the other investment companies in the Fund Complex. Ms. Smith became a director of the Fund and a trustee/director of the other investment companies in the Fund Complex on December 14, 2000. As a consequence, Ms. Smith did not receive any compensation from the Fund Complex during the fiscal year ended November 30, 2000.


                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES


                  The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund in complying with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolio pays the Advisor a monthly fee equal to one-twelfth of .07% of the average net assets of the Portfolio. The Advisor has agreed to waive its fee under the administration agreement with respect to the Portfolio to the extent necessary to keep the cumulative annual expenses of the Portfolio to not more than 0.20% of the average net assets of the Portfolio on an annualized basis. For the fiscal years ended November 30, 2000 and 1999, the Portfolio paid administrative fees to the Advisor of $122,000 and $78,000, respectively.

                  PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. The Portfolio invests in a Master Fund that is taxed as a corporation. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders.


CUSTODIAN

                  PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as a custodian for the Portfolio and the Master Fund. The custodian maintains a separate account or accounts for the Portfolio and the Master Fund; receives, holds and releases portfolio securities on account of the Portfolio and the Master Fund; makes receipts and disbursements of money on behalf of the Portfolio and the Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

                  The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

                  Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.



                                  ADVISORY FEES


                  David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2000, 1999 and 1998, the Master Fund paid advisory fees of $219,000, $167,000 and $150,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.



                               GENERAL INFORMATION


                  The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


                  Until April 1, 2001, the Portfolio was known as The DFA 6-10 Institutional Portfolio.


                                 CODES OF ETHICS


                  The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

                  The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular class whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

                  Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

                  Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES


                  As of February 28, 2001, the following person(s) beneficially owned 5% or more of the outstanding stock of the Portfolio:

                  Baycare Health Master Custody                      41.54%
                  323 Jefford Street
                  Clearwater, FL  33757

                  Utah Retirement System                             37.29%
                  540 E. 200 South
                  Salt Lake City, UT  84102

                  Baycare Health Retirement Plan                     13.85%
                  323 Jefford Street
                  Clearwater, FL  33757



                               PURCHASE OF SHARES

                  The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

                  The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

                  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

                              REDEMPTION OF SHARES

                  The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

                  The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission ("SEC"), (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                  Shareholders may transfer shares of the Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to the Fund's Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.


                            TAXATION OF THE PORTFOLIO


                  The following is a summary of some of the federal income tax consequences that may affect the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing, and consult your own tax adviser. The tax consequences described below may be affected by special rules because the Portfolio invests substantially all of its assets in the Master Fund, which is taxable as a corporation for federal income tax purposes. These rules could affect the amount, timing and character of income distributed to shareholders by the Portfolio.


DISTRIBUTION OF NET INCOME


                  The Portfolio receives income generally in the form of dividends earned by the Master Fund on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

                  The Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

                  Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), capital gain distributions made by the Portfolio that are derived from the Master Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


                  The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENT


                  The Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

DIVIDENDS-RECEIVED DEDUCTION

                  With respect to dividends that are received on portfolio securities, the Master Fund may not be eligible to pass through the corporate dividends-received deduction attributable to its holdings of U.S. equity securities to the Portfolio, and the Portfolio may not be eligible to pass through the deduction to its corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Fund, the Portfolio, or the corporate shareholder, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

LIMITATION ON DEDUCTIBILITY OF LOSSES

                  Losses incurred on the sale of securities by the Master Fund to another Master Fund may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the Master Fund to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of the Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by the Master Fund to a Corporate Master Fund, only shareholders that own 5% or more of the shares of the Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.


REDEMPTION OF PORTFOLIO SHARES


                  Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or Portfolio held for more than five years may be subject to a reduced rate of tax.


                  Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS


                  To the extent the Master Fund invests in certain U.S. government obligations, dividends received by the Portfolio from this interest income and distributed to shareholders will not be exempt from state and local personal income taxes by virtue of the federal income status of the Master Fund as a corporation.


COMPLEX SECURITIES


                  The Master Fund may invest in complex securities and such investments may be subject to special and complicated tax rules. These rules could affect whether gains or losses recognized by the Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, or defer the Portfolio's or the Master Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio.





INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

                  The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

                  The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis, that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 2000, contains additional performance information. A copy of the annual report is available upon request and without charge.

                  Quotations of the annualized percentage total returns of the Portfolio for the one-, five-, and ten-year periods ended December 31, 2000 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

                  For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV

where:

         P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

                  In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

                  The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS


                  PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 2000, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

                  The audited financial statements of the Master Fund for the fiscal year ended November 30, 2000, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

                  A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2001

         Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company that offers twenty-three series of shares. This statement of additional information ("SAI") relates to eight series of the Fund (individually, a "Portfolio" and collectively, the "Portfolios"):


                           DOMESTIC EQUITY PORTFOLIOS

U.S. Large Company Portfolio K          U.S. Small XM Value Portfolio K (formerly, U.S.
                                        4-10 Value Portfolio K)
U.S. Large Cap Value Portfolio K        U.S. Small Cap Portfolio K (formerly, U.S. 6-10
                                        Small Company Portfolio K)

                         INTERNATIONAL EQUITY PORTFOLIOS

DFA International Value Portfolio K     Emerging Markets Portfolio K


                             FIXED INCOME PORTFOLIOS

DFA One-Year Fixed Income Portfolio K   DFA Two-Year Global Fixed Income
Portfolio K


         This SAI is not a prospectus but should be read in conjunction with the Portfolios' prospectus dated April 1, 2001, as amended from time to time. The corresponding Master Funds' audited financial statements for the fiscal year ended November 30, 2000 are incorporated by reference from The Investment Trust Company's (the "Trust") annual report to shareholders. The Portfolios' prospectus and the Trust's annual report can be obtained by writing to the above address or by calling the above telephone number.

                                TABLE OF CONTENTS


PORTFOLIO CHARACTERISTICS AND POLICIES.......................................3
BROKERAGE COMMISSIONS........................................................3
INVESTMENT LIMITATIONS.......................................................4
FUTURES CONTRACTS............................................................7
CASH MANAGEMENT PRACTICES....................................................8
CONVERTIBLE DEBENTURES.......................................................9
PORTFOLIO TURNOVER RATES.....................................................9
DIRECTORS AND OFFICERS.......................................................9
SERVICES TO THE FUND........................................................12
ADVISORY FEES...............................................................13
GENERAL INFORMATION.........................................................14
CODES OF ETHICS.............................................................14
SHAREHOLDER RIGHTS..........................................................14
PRINCIPAL HOLDERS...........................................................14
PURCHASE OF SHARES..........................................................15
REDEMPTION AND TRANSFER OF SHARES...........................................15
TAXATION OF THE PORTFOLIOS..................................................15
CALCULATION OF PERFORMANCE DATA.............................................17
FINANCIAL STATEMENTS........................................................19

                     PORTFOLIO CHARACTERISTICS AND POLICIES

         Each of the Portfolios is a "Feeder Fund," which means that it seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of The DFA Investment Trust Company (the "Trust"). The series of the Trust are referred to as the "Master Funds." Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund, and provides administrative services to the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus. The following information supplements the information set forth in the prospectus. Unless otherwise indicated, the following information applies to all of the Portfolios through their investments in the Master Funds.

         Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

         Because the structures of the Domestic Equity and International Equity Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that the Master Funds might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.

         Prior to the date of this SAI, the U.S. Small XM Value Portfolio K and the U.S. Small Cap Portfolio K were known as the U.S. 4-10 Value Portfolio K and the U.S. 6-10 Small Company Portfolio K, respectively. Similarly, the Master Funds in which these two Portfolios invest - the U.S. Small XM Value Series and the U.S. Small Cap Series - were, prior to the date of this SAI, known as the U.S. 4-10 Value Series and the U.S. 6-10 Small Company Series, respectively.

                              BROKERAGE COMMISSIONS

         The following table depicts brokerage commissions paid by the Master Funds.


                                                        FISCAL YEARS ENDED
                                                        ------------------
                                                2000            1999           1998
                                                ----            ----           ----
U.S. Large Company Series ..............  $  111,501      $    1,250     $   15,841
U.S. Large Cap Value Series ............   1,878,270       2,492,821      1,116,421
U.S. Small XM Value Series .............   2,808,527       1,164,028        717,873
U.S. Small Cap Series ..................   1,412,557         733,337      1,022,535
International Value Series .............     376,232         480,344        763,022
Emerging Markets Series ................     439,821         246,534        375,895
                                          ----------      ----------     ----------
TOTAL ..................................  $7,026,908      $5,118,314     $4,011,587


         The substantial increases or decreases in the amount of brokerage commissions paid by the Master Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by the Master Funds.

         The Fixed Income Master Funds acquire and sell securities on a net basis with dealers that are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Master Funds effect transactions.

         Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Master Funds to their brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.

         The OTC companies eligible for purchase by certain of the Master Funds are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communications networks (ECNs) and with brokers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor to sometimes trade larger blocks than would be possible by going through a single market maker.


         ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers and many institutions. Such ECNs charge a commission for each trade executed on their systems. For example, on any given trade, a Master Fund, by trading through an ECN, would pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Funds can effect transactions at the best available prices.


         During the fiscal year ended November 30, 2000, the Master Funds paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:


                                                        VALUE OF
                                                       SECURITIES         BROKERAGE
                                                      TRANSACTIONS       COMMISSIONS
                                                     --------------      -----------
U.S. Large Cap Value Series ...................      $ 243,180,553         $247,148
U.S. Large Company Series .....................            415,476               90
U.S. Small XM Value Series ....................        101,633,448          376,063
U.S. Small Cap Series..........................         15,982,824           80,857
Emerging Markets Series .......................                  0                0
International Value Series.....................         41,737,503           65,869
                                                     -------------         --------
TOTAL                                                $ 402,949,804         $770,027


         The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Master Funds. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds. Subject to obtaining best price and execution, transactions may be placed with brokers that have assisted in the sale of the Portfolios' shares. A Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the corresponding Master Fund.

                             INVESTMENT LIMITATIONS

         Each of the Portfolios and Master Funds has adopted certain limitations which may not be changed with respect to any Portfolio or Master Fund without the approval of the holders of a majority of the outstanding voting securities of such Portfolio or Master Fund. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio or Master Fund (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio or Master Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio or Master Fund.

         The Portfolios and Master Funds will not:

                  (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and they (except the U.S. Small Cap Portfolio and the DFA One-Year Fixed Income Portfolio) may purchase or sell financial futures contracts and options thereon;

                  (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

                  (3) as to 75% of the total assets of a Portfolio or Master Fund, invest in the securities of any issuer (except obligations of the U.S. Government, its agencies and its instrumentalities or, for the Portfolios, shares of an investment company) if, as a result, more than 5% of the Portfolio's or Master Fund's total assets, at market, would be invested in the securities of such issuer;

                  (4) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets (provided that DFA One-Year Fixed Income Portfolio may borrow no more than 5% of its net assets) or pledge in excess of 33% of such assets to secure such loans;

                  (5) engage in the business of underwriting securities issued by others;

                  (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's or Master Fund's total assets would be invested in securities of companies within such industry; except that the Fixed Income Portfolios and Master Funds shall invest more than 25% of their total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy;"

                  (7)      purchase securities on margin; or

                  (8) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted by the 1940 Act.

         In addition, the Master Funds will not:

                  (9) purchase or retain securities of an issuer if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the U.S. Small XM Value Series is not subject to this limitation;

                  (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (4) above; provided that the U.S. Small XM Value Series is not subject to this limitation;

                  (11) invest more than 10% of the value of the Master Fund's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the U.S. Small XM Value Series and Two-Year Global Fixed Income Series are not subject to this limitation, and the Large Cap Value Series, the International Value Series, the U.S. Small Cap Series and the Emerging Markets Series may invest not more than 15% of their total assets in illiquid securities;

                  (12) invest for the purpose of exercising control over management of any company; provided that the U.S. Small XM Value Series is not subject to this limitation;

                  (13) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that each of the U.S. Small XM Value Series and Emerging Markets Series may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;

                  (14) invest more than 5% of its total assets in securities of companies that have (with predecessors) a record of less than three years' continuous operation; except this limitation does not apply to the U.S. Small XM Value Series and Emerging Markets Series;

                  (15) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs, except that the U.S. Small XM Value Series is not subject to these limitations;

                  (16) purchase warrants, however, the Domestic and International Equity Portfolios may acquire warrants as a result of corporate actions involving their holdings of other equity securities; provided that the U.S. Small XM Value Series is not subject to this limitation; or

                  (17) acquire more than 10% of the voting securities of any issuer; provided that this limitation applies only to 75% of the assets of both of the U.S. Value Series and the Emerging Markets Series.

         The investment limitations described in (3), (6) and (10) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as one of the Master Funds.

         The investment limitations described in (1), (4) and (7) above do not prohibit each Portfolio or Master Fund that may purchase or sell financial futures contracts and options thereon from making margin deposits to the extent permitted under applicable regulations. The investment limitation described in
(5) above does not prohibit each Portfolio or Master Fund from acquiring private placements to the extent permitted under applicable regulations.

         For purposes of (4) above, the Emerging Markets Portfolio K (indirectly through its investment in the corresponding Master Fund) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit issued on such Master Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Master Fund has no present intent to engage in any other types of borrowing transactions under this authority.

         Although (2) above prohibits cash loans, the Portfolios and Master Funds are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.

         For the purposes of (11) above, the Fixed Income Master Funds may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act") subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% or 15% limitation on holdings of illiquid securities stated in (11) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

         Although not a fundamental policy subject to shareholder approval: (1) the U.S. Small Cap Portfolio K (indirectly through its investment in the Master
Fund) does not intend to purchase interests in any real estate investment trust; and (2) the U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K, U.S. Small XM Value Portfolio K, U.S. Small Cap Portfolio K, DFA International Value Portfolio K, Emerging Markets Portfolio K, DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K; (directly or indirectly through their investments in the Master Funds) do not intend to invest more than 15% of their net assets in illiquid securities.

         The DFA Two-Year Global Fixed Income Portfolio K (directly or indirectly through its investment in the Master Fund) may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While each U.S. Value Portfolio and the DFA International Value Portfolio K (directly or indirectly through its investment in the Master Fund) have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

         Notwithstanding any of the above investment restrictions, the Emerging Markets Series may establish subsidiaries or other similar vehicles for the purpose of conducting its investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as this Master Fund or whose use is otherwise considered by the Master Fund to be advisable. The Master Fund will "look through" any such vehicle to determine compliance with its investment restrictions.

         Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that a Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, a Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

         Unless otherwise indicated, all limitations applicable to a Portfolio's or Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Fund's total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                                FUTURES CONTRACTS

         All the Master Funds, except the U.S. Small Cap Series and One-Year Fixed Income Series, may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions.

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund.
Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the U.S. Securities and Exchange Commission (the "Commission"), each Master Fund may be required to maintain segregated accounts consisting of liquid assets
(or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES


         The Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, in the case of the Emerging Markets Series, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.


         All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

-------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
         Portfolios and Master Funds                  Permissible Cash Investment                Guidelines*
-------------------------------------------------------------------------------------------------------------------
U.S. Large Company                             Short-term  fixed income  obligations same
                                               as One-Year Fixed Income Portfolio;  index
                                               futures contracts and options thereon**                 5%
-------------------------------------------------------------------------------------------------------------------
U.S. Value                                     High  quality,  highly liquid fixed income
                                               securities    such   as    money    market
                                               instruments;  index futures  contracts and
                                               options thereon**                                     20%
-------------------------------------------------------------------------------------------------------------------
Small Cap                                      No limitations                                        20%
-------------------------------------------------------------------------------------------------------------------
International Value                            Fixed  income  obligations  such as  money
                                               market    instruments;    index    futures
                                               contracts and options thereon**                       20%
-------------------------------------------------------------------------------------------------------------------
Emerging                                       Markets Money market instruments;
                                               highly liquid debt securities;
                                               freely convertible currencies;
                                               shares of money market mutual
                                               funds***; index futures contracts
                                               and options thereon**                                 10%
-------------------------------------------------------------------------------------------------------------------

         *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Funds do not expect to exceed these guidelines under normal circumstances.

         **To the extent that such Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions would exceed 5% of the Master Fund's or Portfolio's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

         ***Investments in money market mutual funds may involve duplication of certain fees and expenses.

                             CONVERTIBLE DEBENTURES

         The U.S. Small Cap Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the Master Fund an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Master Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Master Fund upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Master Fund with opportunities which are consistent with the Master Fund's investment objective and policies.

                            PORTFOLIO TURNOVER RATES

         Generally, securities will be purchased by the Domestic Equity and International Equity Master Funds with the expectation that they will be held for longer than one year. Because the relative market capitalizations of small companies compared with larger companies generally do not change substantially over short periods of time, the portfolio turnover rates of the U.S. Small Cap Series ordinarily are anticipated to be relatively low. The Fixed Income Master Funds are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The portfolio turnover rates for the Two-Year Global Fixed Income Series have varied from year to year due to market and other conditions. In addition, variations in turnover rates occur because securities are sold when, in the Advisor's judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

                             DIRECTORS AND OFFICERS

         The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of that Fund. Each of the Directors and officers of the Fund is also a Director and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.

         The names, locations and dates of birth of the Directors and officers of the Funds and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS


         David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional

Emerging Markets Value Fund Inc., Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company (registered investment company). Chairman and Director, Dimensional Fund Advisors Ltd. Director, Assante Corporation (investment management). Formerly, Director, SA Funds (registered investment company).

         George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

         John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

         Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

         Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

         Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company (registered investment company). Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

         Abbie J. Smith, (4/30/53), Director, Chicago, IL. Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago. Director, HON Industries Inc. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.


--------------------------------------------

* Interested Director of the Funds.
# Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

OFFICERS

         Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

         Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

         Truman Clark, (4/8/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

         Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Formerly, Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

         Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

         Irene R. Diamant, (7/16/50), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

         Henry Gray, (9/22/67), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.

         Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.




         Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

         Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

         Catherine L. Newell, (5/7/64), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

         David Plecha, (10/26/61), Vice President, Santa Monica, CA.

         George Sands, (2/8/56), Vice President, Santa Monica, CA.

         Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

         Jeanne C. Sinquefield, Ph.D., # (12/2/46), Executive Vice President, Santa Monica, CA.

         Carl Snyder, (6/8/63), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.




         Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

--------------------------------------------
         # Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

         Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

         Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from each Fund during the fiscal year ended November 30, 2000 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                                   AGGREGATE           TOTAL COMPENSATION
                                                  COMPENSATION              FROM FUND
DIRECTOR                                         FROM THE FUND         AND FUND COMPLEX *
--------                                         -------------         -----------------
George M. Constantinides.................          $3,312.04               $51,500.00
John P. Gould............................          $3,312.04               $51,500.00
Roger G. Ibbotson........................          $3,312.04               $51,500.00
Merton H. Miller++.......................            $577.99               $10,000.00
Myron S. Scholes.........................          $3,206.35               $50,000.00


-----------------------------------
* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.
++ Effective June 3, 2000, Mr. Miller ceased serving as a director of the Fund and as a trustee/director of the other investment companies in the Fund Complex. Ms. Smith became a director of the Fund and a trustee/director of the other investment companies in the Fund Complex on December 14, 2000. As a consequence, Ms. Smith did not receive any compensation from the Fund Complex during the fiscal year ended November 30, 2000.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

         The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds, and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. In addition, from the administration fee described below that it receives from each Portfolio, the Advisor pays service agents that provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders, in an amount up to 0.25% of the Portfolio's average net assets. For its administrative services, each Portfolio is obligated to pay the Advisor a monthly fee equal to one-twelfth of the percentage of its average net assets listed below:


U.S. Large Company Portfolio K.....................................    0.375%
U.S. Large Cap Value Portfolio K...................................    0.40%
U.S. Small XM Value Portfolio K....................................    0.55%
U.S. Small Cap Portfolio K.........................................    0.57%
DFA International Value Portfolio K................................    0.45%
Emerging Markets Portfolio K.......................................    0.65%
DFA One-Year Fixed Income Portfolio K..............................    0.35%
DFA Two-Year Global Fixed Income Portfolio K.......................    0.35%


         PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. PFPC's charges for its services to each Portfolio are based on the number of feeder portfolios investing in the corresponding Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders. This applies to the U.S. Large Cap Value Portfolio K, the U.S. Small
XM Value Portfolio K, the U.S. Small Cap Portfolio K, the DFA International Value Portfolio K, the DFA One-Year Fixed Income Portfolio K and the DFA Two-Year Global Fixed Income Portfolio K. PFPC's charges in the aggregate to the group of feeder portfolios investing in Master Funds taxed as partnerships are $2,600 per month multiplied by the number of feeders. This applies to the U.S. Large Company Portfolio K and the Emerging Markets
Portfolio K. Additionally, the U.S. Large Company Portfolio K also pays a fee of .015% of net assets per year and a separate transfer agency fee of .0025% of net assets per year with a minimum yearly fee of $15,000.


CUSTODIANS

         Citibank, N.A., 111 Wall Street, New York, New York, 10005, is the global custodian for the International Value Series and Two-Year Global Fixed Income Series. The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245, serves as the custodian for the Emerging Markets Series. PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolios and the other Master Funds. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

         The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

         Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the financial statements of the Fund and the Trust. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.


                                  ADVISORY FEES

         David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2000, 1999 and 1998, the Master Funds paid advisory fees as set forth in the following table. Each Master Fund has at least one other feeder fund in addition to the Portfolio; the dollar amount shown below is the total dollar amount of management fees paid by the Master Fund to the Advisor.



                                                                     2000        1999         1998
                                                                    (000)       (000)        (000)
                                                                   --------     -------     -------
U.S. Large Company Series.....................................     $   805     $   558       $   293
U.S. Large Cap Value Series...................................     $ 1,737     $ 1,831       $ 1,667
U.S. Small XM Value Series....................................     $   652     $   291       $    86
U.S. Small Cap Series.........................................     $   219     $   167       $   150
International Value Series....................................     $ 3,237     $ 3,481       $ 3,466
Emerging Markets Series.......................................     $   359     $   284       $   220
One-Year Fixed Income Series..................................     $   407     $   444       $   420
Two-Year Global Fixed Income Series...........................     $   259     $   238       $   214

                               GENERAL INFORMATION

         The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992 amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Master Funds only to institutional investors in private offerings.

         Until April 1, 2001, the U.S. Small XM Value Portfolio K was known as the U.S. 4-10 Value Portfolio K and the U.S. Small Cap Portfolio K was known as the U.S. 6-10 Small Company Portfolio K.

                                 CODES OF ETHICS

         The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes of Ethics are designed to ensure that access persons act in the interests of the Portfolios and Master Funds, and their shareholders, with respect to any personal trading of securities. Under the Codes of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for shares of mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

         The shares of each Portfolio, when issued and paid for in accordance with the Portfolios' prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

         With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters that affect the interest of the class of shares (Portfolio) that they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

         Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to a Master Fund of the Trust organized as a partnership for federal tax purposes, if a majority shareholder of the Master Fund becomes bankrupt, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

         Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

                                PRINCIPAL HOLDERS


         The Portfolios had not yet commenced operations as of February 28, 2001, and there were not yet any public shareholders.

                               PURCHASE OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

         The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

         The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

         Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios that are currently sold at net asset value. Any such charges will be described in the prospectus.

                        REDEMPTION AND TRANSFER OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

         The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the Commission may permit.

                           TAXATION OF THE PORTFOLIOS


         The following is a summary of some of the federal income tax consequences of investing in the Portfolios. Because shares of the Portfolios are offered exclusively to 401(k) plan investors, such investors will not be subject to tax on distributions of net investment income or capital gains prior to the withdrawal of amounts deposited under the 401(k) plans. Unless you invest in the Portfolios through a 401(k) plan, you should consider the tax implications of investing and consult your own tax adviser.

         Different tax rules may apply to income earned by the Master Funds because, for federal income tax purposes, the Master Fund in which the assets of Emerging Markets Portfolio K are invested is a partnership, whereas the other Master Funds are corporations. These rules could affect the amount, timing or character of the income distributed by the Master Funds to the Portfolios, and by the Portfolios to their shareholders, even though the shareholders of the Portfolios that are 401(k) plans will not be subject to tax.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         Each Portfolio derives income generally in the form of its share of dividends or, in the case of Emerging Markets Portfolio K, dividends and interest earned by the Master Fund, on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid under a 401(k) or other retirement plan.

DISTRIBUTIONS OF CAPITAL GAIN

         Each Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. In general, distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. Shareholders that are 401(k) plans will receive income of this amount and character but will not be subject to tax on this income. With respect to the Emerging Markets Portfolio K, income derived from net short-term capital gain of the Master Fund will be taxable to the Portfolio as net short-term capital gain and, when distributed to the 401(k) plans, will be treated as ordinary income, and income derived from net long-term capital gain of the Master Fund will be taxable to the Portfolio and, when distributed to the 401(k) plans, as long-term capital gain, regardless of how long shares of the Portfolio have been held. Any net short-term or long-term capital gain realized by a Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


         Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines that such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders subject to tax will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENT


         The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient distributions in December (or in January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.






         Most foreign exchange gains realized on (or derived from) the sale of debt instruments are treated as ordinary income by the DFA International Value Portfolio K and the Emerging Markets Portfolio K . Similarly, foreign exchange losses realized by such Portfolios on the sale of debt instruments are generally treated as ordinary losses. These gains, when distributed, will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income distributions to shareholders. This treatment could increase or reduce the Portfolio's ordinary income distributions to the beneficiaries under the 401(k) plans, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.


DIVIDENDS-RECEIVED DEDUCTION


         With respect to dividends that are received on portfolio securities, the Master Funds in which assets of U.S. Large Company Value Portfolio K, U.S. Small Company Value Portfolio K, U.S. Large Cap Value Portfolio K, and U.S. Small Cap Portfolio K are invested may not be eligible to pass through the corporate dividends-received deduction attributable to their holdings of U.S. equity securities to the Portfolios, and the Portfolios may not be eligible to pass through the deduction to any corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Funds, the Portfolios, or any corporate shareholders, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

LIMITATION ON DEDUCTIBILITY OF LOSSES

         Losses incurred on the sale of securities by a Master Fund organized as a partnership (such as the Master Fund in which Emerging Markets Portfolio K invests) to another Master Fund organized as a partnership may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the other Portfolios organized as corporations to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of a Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by Corporate Master Funds to another Corporate Master Fund, only shareholders that own 5% or more of the shares of a Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.


REDEMPTION OF PORTFOLIO SHARES


         For shareholders subject to tax, redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder subject to tax to recognize a gain or loss. If a shareholder subject to tax holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss.

         Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder subject to tax realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to such shareholder's tax basis in the new shares purchased by the shareholder.


U.S. GOVERNMENT OBLIGATIONS


         To the extent a Master Fund invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state or local personal income tax. Dividends derived from this interest income paid to shareholders of the other Portfolios may be exempt from state or local personal income tax under state tax provisions similar to those governing federal 401(k) plans.


COMPLEX SECURITIES


         A Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. For shareholders subject to tax, these rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio or Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain of the Master Fund's foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders subject to tax by a Portfolio.





                         CALCULATION OF PERFORMANCE DATA

         The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is, by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return, which include deductions of any applicable reimbursement fees, are computed in accordance with Commission Guidelines and are presented whenever any non-standard quotations are disseminated to provide comparability to other investment companies. Non-standardized total return quotations may differ from the Commission Guideline computations by covering different time periods, excluding deduction of reimbursement fees charged to investors and paid to the Portfolios which would otherwise reduce returns quotations. In all cases, disclosures are made when performance quotations differ from the Commission Guideline. Performance data is based on historical earnings and is not intended to indicate future performances. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields.

         With respect to the DFA International Value Portfolio K and the Emerging Markets Portfolio K, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio as well as the performance of the local currency or currencies of the Portfolio.

         For purposes of calculating the performance of the Portfolios, the performance of the corresponding Master Fund will be utilized for the period prior to when each Portfolio commenced operations, and restated to reflect the Portfolio's fees and expenses. Quotations of the annualized percentage total returns of the Master Funds, adjusted to reflect the anticipated expenses of the Portfolios, for the one-year, five-years, and ten-years periods (as applicable) ended December 31, 2000 are set forth in the prospectus. Such quotations utilize the standardized method of calculation required by the Commission. With regard to the Emerging Markets Portfolio K, they reflect the reimbursement fee charged to investors and paid to the Portfolio. The current reimbursement fee for the Emerging Markets Portfolio K, expressed as a percentage of the net asset value of the shares of the Portfolio, is .50%. The Trust's annual report to shareholders for the fiscal year ended November 30, 2000 contains additional performance information for the Master Funds. Copies of the annual report are available upon request and without charge.

         As the following formula indicates, each Portfolio and Master Fund determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Commission formula:
                         n
                 P(1 + T) = ERV
 where:
                 P =      a hypothetical initial payment of $1,000
                 T =      average annual total return
                 n =      number of years
                 ERV=     ending redeemable value of a hypothetical $1,000
                          payment made at the beginning of the one-, five-, and ten-year periods at the end of the one-, five-, and ten-year periods (or fractional portion thereof).

         In addition to the standardized method of calculating performance used by the Commission, the Portfolios and Master Funds may disseminate other performance data and may advertise total return performance calculated on a monthly basis.

         The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS


         PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, Fl 33301, are the Fund's and the Trust's independent certified public accountants. Because the Portfolios had not commenced operations as of November 30, 2000, the annual reports of the Fund for the fiscal year ended November 30, 2000, do not contain any data regarding the Portfolios.


         The audited financial statements of the Master Funds for the fiscal year ended November 30, 2000, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         A shareholder may obtain a free copy of the Trust's annual report on the Fund's website at http://www.dfafunds.com or by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

                        DIMENSIONAL INVESTMENT GROUP INC.


          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2001



                  This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of U.S. Large Company Institutional Index Portfolio (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated April 1, 2001, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders and the audited financial statements and financial highlights of the Master Fund are incorporated by reference from The Investment Trust Company's (the "Trust") annual report to shareholders. The prospectus and annual reports can be obtained by writing to the Fund at the above address or by calling the above telephone number.



                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES.......................................2
BROKERAGE TRANSACTIONS.......................................................2
INVESTMENT LIMITATIONS.......................................................3
FUTURES CONTRACTS............................................................5
CASH MANAGEMENT PRACTICES....................................................5
DIRECTORS AND OFFICERS.......................................................6
SERVICES TO THE FUND.........................................................8
ADVISORY FEES...............................................................10
GENERAL INFORMATION.........................................................10
CODES OF ETHICS.............................................................10
SHAREHOLDER RIGHTS..........................................................10
PRINCIPAL HOLDERS OF SECURITIES.............................................11
PURCHASE OF SHARES..........................................................11
REDEMPTION OF SHARES........................................................11
TAXATION OF THE PORTFOLIO...................................................12
CALCULATION OF PERFORMANCE DATA.............................................14
FINANCIAL STATEMENTS........................................................15

                     PORTFOLIO CHARACTERISTICS AND POLICIES

                  The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. Large Company Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

                  Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

                  The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

                  Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the Master Fund's assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS


                  During the fiscal years ended November 30, 2000, 1999 and 1998, the Master Fund paid total brokerage commissions of $111,501, $1,250 and $15,841, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.


                  Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.


                  Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the assets under management. During fiscal year 2000, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $90 with respect to securities transactions valued at $415,476. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

                  The over-the-counter market companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communication networks ("ECNs") and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

                  The Advisor places buy and sell orders on an ECN when the Advisor determines that the securities may not be available from other sources at a more favorable price. ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers as well as many institutions. Such ECNs charge a commission for each trade executed on their systems. For example, on any given trade, the Master Fund, by trading through an ECN, would pay a spread to a dealer on the other side of the trade plus a commission to an ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.


                  The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

                  The Portfolio and Master Fund have adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio or Master Fund (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio or Master Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio or Master Fund.

         The Portfolio and Master Fund will not:

(1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

(2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

(3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

(4) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

(5)      engage in the business of underwriting securities issued by others;

(6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

(7)      purchase securities on margin or sell short;

(8) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act")), except to the extent permitted by the 1940 Act.

In addition to the above investment limitations, the Master Fund has adopted the following investment limitations, which may not be changed without shareholder approval, as discussed above, the Master Fund will not:

(9) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

(10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (9) above;

(11) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

(12) invest for the purpose of exercising control over management of any company;

(13) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

(14) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

(15) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs;

(16) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holdings of equity securities;

 (17)    acquire more than 10% of the voting securities of any issuer; or

                  The investment limitations described in (3) and (6) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

                  The investment limitations described in (1) and (7) above do not prohibit the Portfolio or Master Fund from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

                  Although (2) above prohibits cash loans, the Portfolio and Master Fund are authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.


                  Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (11) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities. Although not a fundamental policy subject to shareholder approval, the Portfolio (indirectly through its investment in the Master Fund) does not intend to invest more than 15% of its net assets in illiquid securities.

                  Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

                  Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.


                                FUTURES CONTRACTS

                  The Master Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange, and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

                  Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES

                  The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Master Fund may invest a portion of its assets, generally not more than 5% of its net assets, in short-term fixed income obligations, index futures contracts and options thereon.

                  The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.


                             DIRECTORS AND OFFICERS

                  The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

                  The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS


                  David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, Assante Corporation (investment management). Formerly, Director, SA Funds (registered investment company).


                  George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

                  John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

                  Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

                  Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment

Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

                  Rex A. Sinquefield#*, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.


                  Abbie J. Smith, (4/30/53), Director, Chicago, IL. Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago. Director, HON Industries Inc. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

*Interested Director of the Fund.
#Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.



OFFICERS

                  Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

                  Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

                  Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

                  Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

                  Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

                  Irene R. Diamant, (7/16/50), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

                  Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

                  Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

                  Henry Gray, (9/22/67), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.

                  Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.




                  Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1993-1997.

                  Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

                  Catherine L. Newell, (5/7/64), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

                  David Plecha, (10/26/61), Vice President, Santa Monica, CA.

                  George Sands, (2/8/56), Vice President, Santa Monica, CA.

                  Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

                  Jeanne C. Sinquefield, Ph.D.#, (12/2/46), Executive Vice President, Santa Monica, CA.

                  Carl Snyder, (6/8/63), Vice President, Santa Monica, CA. Vice President of all DFA Entities (since July, 2000) and portfolio manager of all DFA Entities.




                  Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Vice President, Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

                  #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

                  Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

                  Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2000, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                                      AGGREGATE                      TOTAL COMPENSATION FROM
                                                    COMPENSATION                              FUND
DIRECTOR                                              FROM FUND                         AND FUND COMPLEX*
--------                                      -------------------------            ----------------------
George M. Constantinides                              $3,312.04                            $51,500.00
John P. Gould                                         $3,312.04                            $51,500.00
Roger G. Ibbotson                                     $3,312.04                            $51,500.00
Merton H. Miller++                                     $577.99                             $10,000.00
Myron S. Scholes                                      $3,206.35                            $50,000.00


*The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.

++ Effective June 3, 2000, Mr. Miller ceased serving as a director of each Fund and as a trustee/director of the other investment companies in the Fund Complex. Ms. Smith became a director of each Fund and a trustee/director of the other investment companies in the Fund Complex on December 14, 2000. As a consequence, Ms. Smith did not receive any compensation from the Fund Complex during the fiscal year ended November 30, 2000.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES


                  The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund in complying with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund;
and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolio pays the Advisor a monthly fee equal to one-twelfth of 0.05% of the average net assets of the Portfolio. The Advisor, in conjunction with other service providers to the Portfolio and Master Fund, has agreed to waive its fee under the administration agreement and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than 0.10% of the average net assets of the Portfolio on an annualized basis. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees and assumption of expenses in the future. The Advisor may recoup such amounts going forward for thirty-six months. For the fiscal years ended
November 30, 2000 and 1999, the Advisor waived its entire administrative fee.

                  PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. For its services, the Portfolio pays PFPC an annual fee equal to 0.015% of its net assets. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated among the feeders based on the relative net assets of the feeders. The Portfolio invests in a Master Fund that is taxed as a partnership. PFPC's charges in the aggregate to the group of feeder portfolios investing in Master Funds taxed as partnerships are $2,600 per month multiplied by the number of feeders. PFPC has agreed to limit the monthly fee for the Portfolio from time to time. The Portfolio also pays PFPC a transfer agency fee of .0025% of net assets per year with a minimum yearly fee of $7,500.


CUSTODIAN

                  PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as a custodian for the Portfolio and the Master Fund. The custodian maintains a separate account or accounts for the Portfolio and the Master Fund; receives, holds and releases portfolio securities on account of the Portfolio and the Master Fund; makes receipts and disbursements of money on behalf of the Portfolio and the Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

                  The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

                  Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.

                                  ADVISORY FEES


                  David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2000, 1999 and 1998, the Master Fund paid advisory fees of $805,000, $558,000 and $293,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.



                               GENERAL INFORMATION

                  The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


                                 CODES OF ETHICS


                  The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.



                               SHAREHOLDER RIGHTS

                  The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

                  Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. If a majority shareholder of the Master Fund declares bankruptcy, a majority interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or it will be liquidated.

                  Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.



                         PRINCIPAL HOLDERS OF SECURITIES

                  As of February 28, 2001, the following person(s) beneficially owned 5% or more of the outstanding stock of the Portfolio, as set forth below:


                  Charles Schwab & Company, Inc.                       100%
                  101 Montgomery Street
                  San Francisco, CA  94104


                               PURCHASE OF SHARES

                  The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

                  The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (the "NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

                  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


                              REDEMPTION OF SHARES

                  The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

                  The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission ("SEC"), (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                  Shareholders may transfer shares of the Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to the Fund's Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.

                            TAXATION OF THE PORTFOLIO


                  The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing, and consult your own tax adviser. The tax consequences described below may be affected by special rules because the Portfolio invests substantially all of its assets in the Master Fund which is taxable as a partnership for federal income tax purposes. These rules could affect the amount, timing and character of income distributed to shareholders of the Portfolio.


DISTRIBUTION OF NET INCOME


                  The Portfolio derives income generally in the form of its share of dividends and interest earned by the Master Fund on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

                  The Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Income derived from net short-term capital gain of the Master Fund will be taxable to the Portfolio as net short-term capital gain and, when distributed to its shareholders, will be treated as ordinary income, and income derived from net long-term capital gain of the Master Fund will be taxable to the Portfolio and, when distributed to its shareholders, as long-term capital gain regardless of how long shares of the Portfolio have been held. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

                  Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), capital gain distributions made by the Portfolio that are derived from the Master Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

                  The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT


                  The Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

DIVIDENDS-RECEIVED DEDUCTION

                  With respect to dividends that are received on portfolio securities, the Master Fund may not be eligible to pass through the corporate dividends-received deduction attributable to its holdings of U.S. equity securities to the Portfolio, and the Portfolio may not be eligible to pass through the deduction to its corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Fund, the Portfolio, or the corporate shareholder, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

LIMITATION ON DEDUCTIBILITY OF LOSSES

                  Losses incurred on the sale of securities by the Master Fund to another Master Fund may be disallowed if, as of the date of sale, the same persons own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of the Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule.


REDEMPTION OF PORTFOLIO SHARES


                  Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or Portfolio held for more than five years may be subject to a reduced rate of tax.


                  Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS


                  To the extent the Master Fund invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income tax.


COMPLEX SECURITIES


                  The Master Fund may invest in derivatives such as futures, contracts and options thereon and such investments may be subject to special and complicated tax rules. These rules could affect whether gains or losses recognized by the Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Master Fund or defer the Master Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio.


INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

                  The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                         CALCULATION OF PERFORMANCE DATA

                  The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis, that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields.

                  For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. Quotations of the annualized percentage total returns of the Master Fund for the one-, five-, and ten-year periods ended December 31, 2000 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC. The Trust's annual report to shareholders of the Master Fund for the fiscal year ended November 30, 2000 and the Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 2000, contain additional performance information. Copies of the annual reports are available upon request and without charge.

                  As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

P(1 + T) to the power of n  = ERV

where:

         P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

                  In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

                  The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

                  PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's and the Trust's independent certified public accountants.

                  The audited financial statements of the Master Fund for the Trust's fiscal year ended November 30, 2000, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

                  A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                    DIMENSIONAL INVESTMENT GROUP INC. (33/34)

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS.
                  (a)      Articles of Incorporation.
                           (1)      Form of Articles of Restatement.
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 12/13 to the
                                                     Registrant's Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     December 15, 1995.

                           (2)      Form of Articles Supplementary.
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 16/17 to the
                                                     Registrant's Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     June 20, 1997.

                           (3)      Articles Supplementary as filed with the Maryland Secretary of
                                    State on December 7, 1998 re: the addition of the:
                                    *        Tax-Managed U.S. Marketwide Value Portfolio II
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 21/22 to the
                                                     Registrant's Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     January 22, 1999.

                           (4)      Articles Supplementary as filed with the Maryland
                                    Secretary of State on September 13, 1999 re: the
                                    addition of the:
                                    *       Tax-Managed U.S. Marketwide Value Portfolio XI
                                    *       U.S. Large Company Institutional Index Portfolio
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 28/29 to the
                                                     Registrant's Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     September 13, 1999.

                           (5)      Articles Supplementary as filed with the Maryland Secretary of
                                    State on March 29, 2000 re: the addition of the:
                                    *       U.S. 6-10 Small Company Portfolio K
                                    *       U.S. Large Cap Value Portfolio K
                                    *       U.S. 4-10 Value Portfolio K
                                    *       U.S. Large Company Portfolio K


                                      C-1


                                    *       DFA International Value Portfolio K
                                    *       Emerging Markets Portfolio K
                                    *       DFA One-Year Fixed Income Portfolio K
                                    *       DFA Two-Year Global Fixed Income Portfolio K
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 30/31 to the
                                                     Registrant's Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     April 26, 2000.

                          (6)       Articles of Amendment as filed with the Maryland Secretary of
                                    State on July 26, 2000 to change the names of the following
                                    Portfolios:
                                    *       RWB/DFA U.S. High Book to Market Portfolio to the
                                            AAM/DFA U.S. High Book to Market Portfolio
                                    *       RWB/DFA Two-Year Corporate Fixed Income Portfolio to
                                            the AAM/DFA Two-Year Corporate Fixed Income Portfolio
                                    *       RWB/DFA Two-Year Government Portfolio to the
                                            AAM/DFA Two-Year Government Portfolio
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 32/33 to the
                                                     Registrant's Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     January 26, 2001.

                           (7)      Articles Supplementary as filed with the Maryland Secretary of
                                    State on August 8, 2000 re:  the removal of the:
                                    *       Tax Managed U.S. Marketwide Value Portfolio XI
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 32/33 to the
                                                     Registrant's Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     January 26, 2001.

                           (8)      Form of Articles of Amendment to be filed with the Maryland
                                    Secretary of State to change the names of the following Portfolios:
                                    *       DFA 6-10 Institutional Portfolio to DFA Small Cap
                                            Institutional Portfolio
                                    *       U.S. 6-10 Small Company Portfolio K to U.S. Small Cap
                                            Portfolio K
                                    *       U.S. 4-10 Value Portfolio K to U.S. Small XM Value
                                            Portfolio K
                                    *       U.S. 6-10 Value Portfolio II to U.S. Small Cap Value
                                            Portfolio II


                                      C-2

                                    ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.a.8.

                  (b)      By-Laws.
                           Form of Amended By-Laws of the Registrant.
                           ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.b.

                  (c)      Instruments Defining Rights of Security Holders.
                           (1)      See Article Fifth of the Registrant's Articles of Restatement.
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 12/13 to the Registrant's
                                                     Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     December 15, 1995.

                  (d)      Investment Advisory Contracts.
                           (1)      Form of Investment Advisory Agreement between the Registrant and Dimensional Fund Advisors Inc. re: the:
                                    *       RWB/DFA Two-Year Corporate Fixed Income Portfolio
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 17/18 to the Registrant's
                                                     Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     October 1, 1997.

                                    (i)     Addendum Number One re: the reflection of the following
                                            name change:
                                            *        RWB/DFA Two-Year Corporate Fixed Income
                                                     Portfolio to AAM/DFA Two-Year Corporate Fixed
                                                     Income Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 32/33 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      January 26, 2001.

                           (2)      Form of Investment Advisory Agreement between the Registrant and DFA re: the:
                                    *       RWB/DFA Two-Year Government Portfolio
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 17/18 to the
                                                     Registrant's Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     October 1, 1997.


                                      C-3

                                    (i)     Addendum Number One re: the reflection of the following
                                            name change:
                                            *        RWB/DFA Two-Year Government Portfolio to
                                                     AAM/DFA Two-Year Government Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 32/33 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      January 26, 2001.

                  (e)      Underwriting Contracts.
                           (1)      Distribution Agreement dated April 16, 1993 between the
                                    Registrant and DFA Securities Inc.
                           INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 19/20 to the Registrant's
                                                     Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     March 3, 1998.

                  (f)      Bonus or Profit Sharing Contracts.
                           Not applicable.

                  (g)      Custodian Agreements.
                           (1)      Custodian Agreement between the Registrant and PNC Bank, N.A.
                                    (formerly Provident National Bank) dated July 12, 1991.
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 19/20 to the
                                                     Registrant's Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     March 3, 1998.

                                    (i)     Addendum Number One
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 21/22 to the
                                                              Registrant's Registration Statement on
                                                              Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      January 22, 1999.

                                    (ii)    Addendum Number Two re:  the addition of:
                                            *        Tax-Managed U.S. Marketwide Value  Portfolio XI
                                            *        U.S. Large Company Institutional Index
                                                     Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:


                                      C-4

                                            Filing:           Post-Effective Amendment No. 28/29 to the
                                                              Registrant's Registration Statement on
                                                              Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      September 13, 1999.

                                    (iii)   Addendum Number Three re:  the addition of:
                                            *        U.S. 6-10 Small Company Portfolio K
                                            *        U.S. Large Cap Value Portfolio K
                                            *        U.S. 4-10 Value Portfolio K
                                            *        U.S. Large Company Portfolio K
                                            *        DFA International Value Portfolio K
                                            *        Emerging Markets Portfolio K
                                            *        DFA One-Year Fixed Income Portfolio K
                                            *        DFA Two-Year Global Fixed Income
                                                     Portfolio K
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 30/31 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      April 26, 2000.

                                    (iv)    Addendum Number Four re:  the addition of:
                                            *        Dividend-Managed U.S. Large Company Portfolio II
                                            *        Dividend-Managed U.S. Large Company Complement Portfolio II
                                            *        Dividend-Managed U.S. Marketwide Value Portfolio II
                                            *        Dividend-Managed U.S. Marketwide Value Complement Portfolio
                                       II
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 31/32 to the
                                                              Registrant's Registration Statement on Form N-1A
                                                              (later withdrawn).
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      May 15, 2000.

                                    (v)     Addendum Number Five re:  the deletion of certain portfolios and the reflection of the following name changes:
                                            *        RWB/DFA U.S. High Book to Market Portfolio to the AAM/DFA
                                                     U.S. High Book to Market Portfolio
                                            *        RWB/DFA Two-Year Corporate Fixed Income Portfolio to the
                                                     AAM/DFA Two-Year Corporate Fixed Income Portfolio




                                      C-5

                                            *        RWB/DFA Two-Year Government Portfolio to the AAM/DFA
                                                     Two-Year Government Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 32/33 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      January 26, 2001.

                                    (vi)    Form of Addendum Number Six re: the reflection of the following name changes:
                                            *        DFA 6-10 Institutional Portfolio to DFA Small Cap
                                                     Institutional Portfolio
                                            *        U.S. 6-10 Small Company Portfolio K to
                                                     U.S. Small Cap Portfolio K
                                            *        U.S. 4-10 Value Portfolio K to U.S. Small XM
                                                     Value Portfolio K
                                            *        U.S. 6-10 Value Portfolio II to U.S. Small Cap
                                                     Value Portfolio II
                                            ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.g.1.vi.

                  (h)      Other Material Contracts.
                           (1)      Transfer Agency Agreement between the Registrant and PFPC Inc. (formerly
                                    Provident Financial Processing Corporation) (the "Transfer Agency Agreement")
                                    dated July 12, 1991.
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 19/20 to the Registrant's
                                                     Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     March 3, 1998.

                                    (i)     Addendum Number One
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 21/22 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      January 22, 1999.

                                    (ii)    Addendum Number Two
                                            re:  the addition of:
                                            *        Tax-Managed U.S. Marketwide Value  Portfolio XI
                                            *        U.S. Large Company Institutional Index      Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:


                                      C-6

                                            Filing:           Post-Effective Amendment No.
                                                              28/29 to the Registrant's Registration
                                                              Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      September 13, 1999.

                                    (iii)   Addendum Number Three re:  the addition of:
                                            *        U.S. 6-10 Small Company Portfolio K
                                            *        U.S. Large Cap Value Portfolio K
                                            *        U.S. 4-10 Value Portfolio K
                                            *        U.S. Large Company Portfolio K
                                            *        DFA International Value Portfolio K
                                            *        Emerging Markets Portfolio K
                                            *        DFA One-Year Fixed Income Portfolio K
                                            *        DFA Two-Year Global Fixed Income
                                                     Portfolio K
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 30/31 to the
                                                              Registrant's Registration Statement on Form N-1A
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      April 26, 2000.

                                    (iv)    Addendum Number Four re:  the addition of:
                                            *        Dividend-Managed U.S. Large Company Portfolio II
                                            *        Dividend-Managed U.S. Large Company Complement Portfolio II
                                            *        Dividend-Managed U.S. Marketwide Value Portfolio II
                                            *        Dividend-Managed U.S. Marketwide Value Complement Portfolio II
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 31/32 to the
                                                              Registrant's Registration Statement on Form N-1A
                                                              (later withdrawn)
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      May 15, 2000.

                                    (v)     Addendum Number Five re:  the deletion of certain portfolios and the reflection of the following name changes:
                                            *        RWB/DFA U.S. High Book to Market Portfolio to the AAM/DFA
                                                     U.S. High Book to Market Portfolio
                                            *        RWB/DFA Two-Year Corporate Fixed Income Portfolio to the
                                                     AAM/DFA Two-Year Corporate Fixed Income Portfolio


                                      C-7

                                            *        RWB/DFA Two-Year Government Portfolio to the AAM/DFA
                                                     Two-Year Government Portfolio

                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 32/33 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      January 26, 2001.

                                    (vi)    Form of Addendum Number Six re: the reflection of the following name changes:
                                            *        DFA 6-10 Institutional Portfolio to DFA Small Cap
                                                     Institutional Portfolio
                                            *        U.S. 6-10 Small Company Portfolio K to U.S. Small
                                                     Cap Portfolio K
                                            *        U.S. 4-10 Value Portfolio K to U.S. Small XM Value
                                                     Portfolio K
                                            *        U.S. 6-10 Value Portfolio II to U.S. Small Cap Value
                                                     Portfolio II
                                            ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.h.1.vi.

                           (2)      Administration and Accounting Services Agreement between the Registrant and
                                    PFPC Inc. (formerly with Provident Financial Processing Corporation) (the
                                    "Administration and Accounting Services Agreement") dated July 12, 1991.
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 19/20 to the Registrant's
                                                     Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     March 3, 1998.

                                    (i)     Addendum Number One
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 21/22 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      January 22, 1999.

                                    (ii)    Addendum Number Two re:  the addition of:
                                            *        Tax-Managed U.S. Marketwide Value  Portfolio XI
                                            *        U.S. Large Company Institutional Index      Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No.


                                      C-8

                                                              28/29 to the Registrant's Registration
                                                              Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      September 13, 1999.

                                    (iii)   Addendum Number Three re: the addition of:
                                            *        U.S. 6-10 Small Company Portfolio K
                                            *        U.S. Large Cap Value Portfolio K
                                            *        U.S. 4-10 Value Portfolio K
                                            *        U.S. Large Company Portfolio K
                                            *        DFA International Value Portfolio K
                                            *        Emerging Markets Portfolio K
                                            *        DFA One-Year Fixed Income Portfolio K
                                            *        DFA Two-Year Global Fixed Income
                                    Portfolio K
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 30/31 to the
                                                              Registrant's Registration Statement on Form N-1A
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      April 26, 2000.

                                    (iv)    Addendum Number Four re:  the addition of:
                                            *        Dividend-Managed U.S. Large Company Portfolio II
                                            *        Dividend-Managed U.S. Large Company Complement Portfolio II
                                            *        Dividend-Managed U.S. Marketwide Value Portfolio II
                                            *        Dividend-Managed U.S. Marketwide Value Complement Portfolio
                                       II
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 31/32 to the
                                                              Registrant's Registration Statement on Form N-1A
                                                              (later withdrawn)
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      May 15, 2000.

                                    (v)     Addendum Number Five re:  the deletion of certain portfolios and the reflection of the following name changes:
                                            *        RWB/DFA U.S. High Book to Market Portfolio to the AAM/DFA
                                                     U.S. High Book to Market Portfolio
                                            *        RWB/DFA Two-Year Corporate Fixed Income Portfolio to the
                                                     AAM/DFA Two-Year Corporate Fixed Income Portfolio


                                      C-9

                                            *        RWB/DFA Two-Year Government Portfolio to the AAM/DFA
                                                     Two-Year Government Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 32/33 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      January 26, 2001.

                                    (vi)    Form of Addendum Number Six re: the reflection of the following name changes:
                                            *        DFA 6-10 Institutional Portfolio to DFA Small Cap
                                                     Institutional Portfolio
                                            *        U.S. 6-10 Small Company Portfolio K to
                                                     U.S. Small Cap Portfolio K
                                            *        U.S. 4-10 Value Portfolio K to U.S. Small XM
                                                     Value Portfolio K
                                            *        U.S. 6-10 Value Portfolio II to U.S. Small Cap
                                                     Value Portfolio II
                                            ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.h.2.vi.

                           (3)      Administration Agreements between the Registrant and DFA.
                                    (i)     Form of Dated May 3, 1993 re: the:
                                            *        DFA 6-10 Institutional Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 19/20 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      March 3, 1998.

                                            (aa)     Form of Addendum Number One re: the reflection of the
                                                     following name change:
                                                     *        DFA 6-10 Institutional Portfolio to DFA Small
                                                              Cap Institutional Portfolio
                                                     ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.h.3.i.

                                    (ii)    Form of Dated December 1, 1993 re: the:
                                            *        DFA International Value Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 19/20 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.



                                      C-10

                                            Filing Date:      March 3, 1998.

                                    (iii)   Form of Dated July 1, 1994 re: the:
                                            *        DFA International Value Portfolio II
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 19/20 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      March 3, 1998.

                                    (iv)    Form of Dated January 1, 1994 re: the:
                                            *        U.S. 6-10 Value Portfolio II
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 19/20 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      March 3, 1998.

                                    (v)     Form of Dated July 1, 1994 re: the:
                                            *        U.S. Large Cap Value Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 19/20 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      March 3, 1998.

                                    (vi)    Form of Dated September 30, 1994 re: the:
                                            *        DFA One-Year Fixed Income Portfolio II
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 19/20 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      March 3, 1998.

                                    (vii)   Form of Dated December 20, 1994 re: the:
                                            *        U.S. Large Cap Value Portfolio III
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 19/20 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      March 3, 1998.


                                      C-11

                                    (viii)  Form of Dated December 20, 1994 re: the:
                                            *        DFA International Value Portfolio III
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 19/20 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      March 3, 1998.

                                    (ix)    Form of Dated March 1, 1996 re: the:
                                            *        RWB/DFA U.S. High Book-to-Market Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 12/13 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      December 15, 1995.

                                            (aa)     Addendum Number One re:  the reflection of the following
                                                     name change:
                                                     *        RWB/DFA U.S. High Book to Market Portfolio to the
                                                              AAM/DFA U.S. High Book to Market Portfolio
                                                     INCORPORATED HEREIN BY REFERENCE TO:
                                                     Filing:           Post-Effective Amendment No. 32/33 to the
                                                                       Registrant's Registration Statement on
                                                                       Form N-1A.
                                                     File Nos.:        33-33980 and 811-6067.
                                                     Filing Date:      January 26, 2001.

                                    (x)     Form of Dated July, 1997 re: the:
                                            *        DFA International Value Portfolio IV
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 16/17 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      June 20, 1997.

                                    (xi)    Form of Dated July, 1997 re: the:
                                            *        Emerging Markets Portfolio II
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 16/17 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      June 20, 1997.

                                      C-12

                                   (xii)    Dated December 8, 1998 re: the:
                                            *        Tax-Managed U.S. Marketwide Value Portfolio II
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 21/22 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      January 22, 1999.

                                  (xiii)    Dated September 13, 1999 re: the:
                                            *       U.S. Large Company Institutional Index Portfolio
                                            *       Tax-Managed U.S. Marketwide Value Portfolio XI
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:  Post-Effective Amendment No.
                                                              28/29 to the Registrant's Registration
                                                              Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      September 13, 1999.

                                    (xiv)   Amended and Restated Administration Agreement re: the:
                                            *        U.S. 6-10 Small Company Portfolio K
                                            *        U.S. Large Cap Value Portfolio K
                                            *        U.S. 4-10 Value Portfolio K
                                            *        U.S. Large Company Portfolio K
                                            *        DFA International Value Portfolio K
                                            *        Emerging Markets Portfolio K
                                            *        DFA One-Year Fixed Income Portfolio K
                                            *        DFA Two-Year Global Fixed Income Portfolio K
                                            ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.h.3.xiv.

                                            (aa)     Form of Addendum Number One re: the reflection of the
                                                     following name changes:
                                                     *        U.S. 6-10 Small Company Portfolio
                                                              K to U.S. Small Cap Portfolio K
                                                     *        U.S. 4-10 Value Portfolio K to U.S. Small
                                                              XM Value Portfolio K
                                                     ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.h.3.xiv.

                           (4)      Form of Client Service Agreements between Reinhardt, Werba, Bowen, Inc.
                                    ("RWB") and the Registrant.
                                    (i)     Form of re: the:
                                            *        RWB/DFA Two-Year Government Portfolio
                                            INCORPORATED BY REFERENCE TO:



                                      C-13

                                            Filing:           Post-Effective Amendment No. 12/13 Registrant's
                                                              Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      December 15, 1995.

                                            (aa)     Amended Agreement dated March 13, 1996 re: the:
                                                     *        RWB/DFA Two-Year Government        Portfolio.
                                                     INCORPORATED HEREIN BY REFERENCE TO:
                                                     Filing:          Post-Effective Amendment No. 19/20 to the
                                                                      Registrant's Registration Statement on Form
                                                                      N-1A.
                                                     File Nos.:        33-33980 and 811-6067.
                                                     Filing Date:      March 3, 1998.

                                            (bb)     Amendment Number Two re:  the reflection of the following
                                                     name change:
                                                     *        RWB/DFA Two-Year Government Portfolio to the
                                                              AAM/DFA Two-Year Government Portfolio
                                                     INCORPORATED HEREIN BY REFERENCE TO:
                                                     Filing:           Post-Effective Amendment No. 32/33 to the
                                                                       Registrant's Registration Statement on
                                                                       Form N-1A.
                                                     File Nos.:        33-33980 and 811-6067.
                                                     Filing Date:      January 26, 2001.

                                    (ii)    Form of re: the:
                                            *        RWB/DFA Two-Year Corporate Fixed Income Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 2/13 Registrant's
                                                              Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      December 15, 1995.

                                            (aa)     Amended Agreement dated March 13, 1996 re:
                                                     *        RWB/DFA Two-Year Corporate Fixed Income Portfolio
                                                     INCORPORATED HEREIN BY REFERENCE TO:
                                                     Filing:           Post-Effective Amendment No.       19/20
                                                              to Registrant's Registration       Statement on
                                                              Form N-1A.
                                                     File Nos.:        33-33980 and 811-6067.
                                                     Filing Date:      March 3, 1998.


                                      C-14

                                            (bb)     Amendment Number Two re:  the reflection of the following
                                                     name change:
                                                     *        RWB/DFA Two-Year Corporate Fixed Income Portfolio
                                                              to the AAM/DFA Two-Year Corporate Fixed Income
                                                              Portfolio
                                                     INCORPORATED HEREIN BY REFERENCE TO:
                                                     Filing:           Post-Effective Amendment No. 32/33 to the
                                                                       Registrant's Registration Statement on
                                                                       Form N-1A.
                                                     File Nos.:        33-33980 and 811-6067.
                                                     Filing Date:      January 26, 2001.

                                    (iii)   Form of re: the:
                                            *        RWB/DFA U.S. High Book-to-Market Portfolio
                                            INCORPORATED HEREIN BY REFERENCE TO:
                                            Filing:           Post-Effective Amendment No. 12/13 to the
                                                              Registrant's Registration Statement on Form N-1A.
                                            File Nos.:        33-33980 and 811-6067.
                                            Filing Date:      December 15, 1995.

                                            (aa)     Amended Agreement dated March 13, 1996 re:
                                                     *        RWB/DFA U.S. High Book to Market Portfolio
                                                     INCORPORATED HEREIN BY REFERENCE TO:
                                                     Filing:           Post-Effective Amendment No. 19/20
                                                                       to Registrant's Registration Statement on
                                                                       Form N-1A.
                                                     File Nos.:        33-33980 and 811-6067.
                                                     Filing Date:      March 3, 1998.

                                            (bb)     Addendum Number Two re:  the reflection of the following
                                                     name change:
                                                     *        RWB/DFA U.S. High Book to Market Portfolio to the
                                                              AAM/DFA U.S. High Book to Market Portfolio
                                                     INCORPORATED HEREIN BY REFERENCE TO:
                                                     Filing:           Post-Effective Amendment No. 32/33 to the
                                                                       Registrant's Registration Statement on
                                                                       Form N-1A.
                                                     File Nos.:        33-33980 and 811-6067.
                                                     Filing Date:      January 26, 2001.

                           (5)      Form of Facility Agreement with DFA.
                                    Previously filed with this registration
                                    statement and incorporated herein by
                                    reference.


                                      C-15

                           (6)      Form of Services Agreement, dated as of July 1, 1994 between Charles Schwab &
                                    Co., Inc. and the Registrant re: the:
                                    *       U.S. Small Cap Portfolio II;
                                    *       U.S. Large Cap Portfolio II; and
                                    *       DFA International Value Portfolio II
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 19/20 to Registrant's
                                                     Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     March 3, 1998.

                  (i)      Legal Opinion.
                           (1)      Opinion of Stradley, Ronon, Stevens & Young, LLP.
                                    ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.i.

                  (j)      Other Opinions.
                           (1)      Consents of PricewaterhouseCoopers LLP re: all of the Portfolios of the
                                    Registrant except for DFA International Value Portfolio.
                                    ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.j.1.

                           (2)      Consent of PricewaterhouseCoopers LLP re: DFA International Value Portfolio.
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 60/61 to DFA Investment
                                                     Dimensions Group Inc.'s Registration Statement on Form N-1A.
                                    File Nos.:       2-73948 and 811-3258.
                                    Filing Date:     March 23, 2001.

                  (k)      Omitted Financial Statements.
                           Not applicable.

                  (l)      Initial Capital Agreements.
                           Form of Subscription Agreement under Section 14(a)(3) of the Investment of Investment Company Act of 1940, previously filed with this registration statement and incorporated herein by reference.

                  (m)      Rule 12b-1 Plan.
                           Not applicable.

                  (n)      Rule 18f-3 Plan.
                           Not Applicable.

                  (o)      Powers-of-Attorney.
                           (1)      On behalf of the Registrant, dated July 18, 1997, appointing David G. Booth,
                                    Rex A. Sinquefield, Michael T. Scardina, Irene R.



                                      C-16

                                    Diamant, Catherine L. Newell and Stephen W. Kline, Esquire as
                                    attorneys-in-fact.
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 29/30 to the Registrant's
                                                     Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     March 22, 2000.

                           (2)      On behalf of The DFA Investment Trust Company, dated July 18, 1997, appointing
                                    David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Irene R. Diamant,
                                    Catherine L. Newell and Stephen W. Kline, Esquire as attorneys-in-fact.
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 29/30 to the Registrant's
                                                     Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     March 22, 2000.

                           (3)      On behalf of the Registrant, dated January 24, 2001, appointing David G.
                                    Booth, Rex A. Sinquefield, Michael T. Scardina, Catherine L. Newell and
                                    Valerie A. Brown, Esquire as attorneys-in-fact.
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 32/33 to the Registrant's
                                                     Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     January 26, 2001.

                           (4)      On behalf of The DFA Investment Trust Company, dated January 24, 2001, appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Catherine
                                    L. Newell and Valerie A. Brown as attorneys-in-fact.
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 32/33 to the Registrant's
                                                     Registration Statement on Form N-1A.
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     January 26, 2001.

                  (p)      Codes of Ethics.
                           (1)      Code of Ethics of Registrant and The DFA Investment Trust    Company
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 30/31 to the Registrant's
                                                     Registration Statement on Form N-1A
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     April 26, 2000.


                                      C-17

                           (2)      Code of Ethics of Advisor and Underwriter.
                                    INCORPORATED HEREIN BY REFERENCE TO:
                                    Filing:          Post-Effective Amendment No. 30/31 to the Registrant's
                                                     Registration Statement on Form N-1A
                                    File Nos.:       33-33980 and 811-6067.
                                    Filing Date:     April 26, 2000.


ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
                  None.

ITEM 25. INDEMNIFICATION.
                  (a) Reference is made to Section 1 of Article Ten of the Registrant's By-Laws, approved through April 26, 2001, which are incorporated herein by reference to Post-Effective Amendment No. 30/31 to the Registrant's Registration Statement on Form N-1A as filed April 26, 2000, which provide for indemnification, as set forth below, with respect to Officers and Directors of the Corporation:

                           (1) The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided under Section 2-418 of the Maryland General Corporation Law:

                                    (i)     unless it is proved that the person
                                            seeking indemnification did not meet
                                            the standard of conduct set forth in
                                            subsection (b)(1) of such section;
                                            and

                                    (ii)    provided that the Corporation shall
                                            not indemnify any Officer or
                                            Director for any liability to the
                                            Corporation or its security holders
                                            arising from the willful
                                            misfeasance, bad faith, gross
                                            negligence or reckless disregard of
                                            the duties involved in the conduct
                                            of such person's office.

                           (2)      The provisions of clause (i) of paragraph
                                    (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

                           (3) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

                  (b) Registrant's Articles of Incorporation, which are incorporated herein by reference, provide the following under Article Seventh:

                          (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, as amended from time to time, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to liabilities occurring for acts or omissions occurring at the time a person serves as a director or officer of the Corporation, whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                           (2) Notwithstanding the foregoing, this Article SEVENTH shall not operate to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which such person would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person's office.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

                  (a) Dimensional Fund Advisors Inc. (the "Advisor"), with a principal place of business located at 1299 Ocean Drive, 11th Floor, Santa Monica, CA 90401, the investment manager for the Registrant, is also the investment manager for three other registered open-end investment companies, The DFA Investment Trust Company, Dimensional Emerging Markets Value Fund Inc. and DFA Investment Dimensions Group Inc. The Advisor also serves as sub-advisor for certain other registered investment companies.

                           The Advisor is engaged in the business of providing investment advice primarily to institutional investors. For additional information, please see "Management of the Fund" in PART A and "Directors and Officers" in PART B of this Registration Statement.

                           Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor's Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment or a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27. PRINCIPAL UNDERWRITERS.

                  (a) Names of investment companies for which the Registrant's principal underwriter also acts as principal underwriter. Not applicable.

                  (b) Registrant distributes its own shares. It has entered into an agreement with DFA Securities Inc. dated April 16, 1993, which provides that DFA Securities Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA

                           90401, will supervise the sale of Registrant's shares. This agreement is subject to the requirements of Section 15(b) of the Investment Company Act of 1940.

                  (c) Commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant. Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.
                  The accounts and records of the Registrant are located at the office of the Registrant and at additional locations, as follows:

                  NAME                                  ADDRESS
                  Dimensional Investment Group Inc.     1299 Ocean Avenue
                                                        11th Floor
                                                        Santa Monica, CA  90401

                  PFPC Inc.                             400 Bellevue Parkway
                                                        Wilmington, DE 19809

ITEM 29. MANAGEMENT SERVICES.
                  None.

ITEM 30. UNDERTAKINGS.
                  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused Post-Effective Amendment No. 33/34 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 21st day of March, 2001.

                                         DIMENSIONAL INVESTMENT GROUP INC.
                                  (Registrant)

                                    By:     David G. Booth*
                            David G. Booth, President
                              (Signature and Title)

Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 33/34 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                      Title                                 Date
---------                      -----                                 ----
David G. Booth*                President, Director and               March 21, 2001
David G. Booth                 Chairman-Chief Executive Officer

Rex A. Sinquefield*            Director and Chairman-Chief           March 21, 2001
Rex A. Sinquefield             Investment Officer

Michael T. Scardina*           Chief Financial Officer; Treasurer    March 21, 2001
Michael T. Scardina            and Vice President

George M. Constantinides*      Director                              March 21, 2001
George M. Constantinides

John P. Gould*                 Director                              March 21, 2001
John P. Gould

Roger G. Ibbotson*             Director                              March 21, 2001
Roger G. Ibbotson

Myron S. Scholes *             Director                              March 21, 2001
Myron S. Scholes

Abbie J. Smith *               Director                              March 21, 2001
Abbie J. Smith

         * By:  Catherine L. Newell
                  Catherine L. Newell
                  Attorney-in-Fact (Pursuant to a Power of Attorney)

THE DFA INVESTMENT TRUST COMPANY consents to the filing of this Amendment to the Registration Statement of Dimensional Investment Group Inc. which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 21st day of March, 2001.

                         THE DFA INVESTMENT TRUST COMPANY
                                  (Registrant)

                         By:  David G. Booth*
                              David G. Booth, President
                              (Signature and Title)

The undersigned Trustees and principal officers of THE DFA INVESTMENT TRUST COMPANY consent to the filing of this Post-Effective Amendment No. 33/34 to the Registration Statement of Dimensions Investment Group Inc. on the dates indicated.


Signature                      Title                                   Date
---------                      -----                                   ----
David G. Booth*                President, Trustee and Chairman-Chief   March 21, 2001
David G. Booth                 Executive Officer

Rex A. Sinquefield*            Trustee and Chairman-Chief Investment   March 21, 2001
Rex A. Sinquefield             Officer

Michael T. Scardina*           Chief Financial Officer; Treasurer      March 21, 2001
Michael T. Scardina            and Vice President

George M. Constantinides*      Trustee                                 March 21, 2001
George M. Constantinides

John P. Gould*                 Trustee                                 March 21, 2001
John P. Gould

Roger G. Ibbotson*             Trustee                                 March 21, 2001
Roger G. Ibbotson

Myron S. Scholes *             Trustee                                 March 21, 2001
Myron S. Scholes

Abbie J. Smith *               Trustee                                 March 21, 2001
Abbie J. Smith

         *By:  Catherine L. Newell
                 Catherine L. Newell
                 Attorney-in-Fact (Pursuant to a Power of Attorney)

                                  EXHIBIT INDEX

N-1A                 EDGAR
Exhibit No.          Exhibit No.           Description
-----------          -----------           -----------

23(a)(8)             EX-99.a.8             Form of Articles of Amendment

23(b)                EX-99.b               Form of Amended By-Laws

23(g)(1)(vi)         EX-99.g.1.vi          Form of Addendum Number Six to
                                           Custodian Agreement

23(h)(1)(vi)         EX-99.h.1.vi          Form of Addendum Number Six to
                                           Transfer Agency Agreement

23(h)(2)(vi)         EX-99.h.2.vi          Form of Addendum Number Six to
                                           Administration and Accounting
                                           Services Agreement

23(h)(3)(i)(aa)      EX-99.h.3.i           Form of Addendum to Administration
                                           Agreement

23(h)(3)(xiv)        EX-99.h.3.xiv         Amended and Restated Administration
                                           Agreement

23(h)(3)(xiv)(aa)    EX-99.h.3.xiv         Form of Addendum to Administration
                                           Agreement

23(i)                EX-99.i               Legal Opinion

23(j)(1)             EX-99.j.1             Consents of Auditor